UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-4161

Jefferson Pilot Variable Fund, Inc.
(Exact name of registrant as specified in charter)

One Granite Place, Concord, NH			03301
(Address of principal executive offices)			(Zip code)

Craig Moreshead, Secretary One Granite Place, Concord, NH 03301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(603) 226-5706

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1 – Semi-Annual Report to Shareholders

JEFFERSON PILOT VARIABLE FUND, INC.

Portfolio	Manager

Capital Growth	Wellington Capital Management, LLP

Growth	Turner Investment Partners, Inc.

Strategic Growth	T. Rowe Price Associates, Inc.

S&P 500 Index	Mellon Capital Management Corp.

Value	Credit Suisse Asset Management, LLC

Mid-Cap Growth	Turner Investment Partners, Inc.

Mid-Cap Value	Wellington Capital Management, LLP

Small Company	Lord, Abbett & Co. LLC

Small-Cap Value	Dalton, Grenier, Hartman, Maher &Co.

International Equity	Marsico Capital Management, LLC

World Growth Stock	Templeton Investment Counsel, LLC

High Yield Bond	Massachusetts Financial Services Company

Balanced	Wellington Capital Management, LLP

Money Market	Massachusetts Financial Services Company

Semi-Annual Report
June 30, 2006

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FROM THE PRESIDENT	JEFFERSON PILOT VARIABLE FUND, INC.

Dear Policyowner:

We are pleased to share with you your semi-annual report detailing the investment managers and portfolios underlying your variable universal life and variable annuity policy subaccounts. This report contains a wealth of information including portfolio manager commentary, performance results, expense detail, portfolio investments, and much more. We hope you find this information both helpful and informative.

As you may already be aware, Jefferson Pilot Corporation merged with Lincoln National Corp. effective April 3, 2006, and the combined company now operates under the brand name Lincoln Financial Group and is headquartered in Philadelphia, PA. The merger combines the strengths of Lincoln Financial and Jefferson Pilot to create a robust, balanced and diverse financial services company with a broad array of investment and insurance products, all of which are supported by a vast distribution platform. We are very excited about the opportunities presented by the recent merger, and look forward to sharing our developments with you in future letters.

Throughout the first half of 2006 equity markets were plagued by uncertainty regarding several macro factors, including the level of interest rates, high energy prices, and Middle East conflict, to name a few. As a result, U.S. equity markets were volatile during the first half of 2006, but managed to post a modest positive return year to date through June 30, as measured by the S&P 500® Index. The Energy sector helped drive the broad equity markets higher during the first half of 2006, as energy companies continued to perform well in the recent market environment. Bond markets remained focused on the Federal Reserve and their now 2-year old campaign of interest rate increases. In this environment, investment grade bonds posted a modest negative return for the first half of the year, as measured by the Lehman Brothers U.S. Aggregate Bond Index(1). The higher risk, high yield bond segment of the market fared better, posting solid positive returns year to date through June 30, as measured by the Lehman Brothers U.S. Corporate High Yield Index(1).

As always, past performance cannot predict future results. To help you chart a course to pursue your investment goals, we urge you to consult with your financial professional. These individuals are trained to work with you to review your current investments and recommend changes as your personal and economic circumstances evolve. Variable insurance and annuity products are designed to provide a lifetime of benefits, and consultation with your financial professional can help you make the most of your investment.

We appreciate your continued confidence and thank you for allowing us to assist you in pursuing your financial goals.

Sincerely,

David Booth, President

Jefferson Pilot Variable Fund, Inc.

(1) The Lehman Brothers U.S. Aggregate Bond Index includes U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities. The Lehman Brothers U.S. Corporate High Yield Index is an index of non-investment grade corporate debt. Unlike an investment in variable insurance, indices are unmanaged and do not incur costs. It is not possible to invest in an index.

The Jefferson Pilot Variable Fund investment options offered to policyholders will vary based on the variable insurance or variable annuity contract purchased. Please consult your product prospectus for a full listing of available investment options.

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INDEX	JEFFERSON PILOT VARIABLE FUND, INC.

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Wellington Management Company, LLP (Since 05/01/04)
Andrew J. Shilling, CFA, Senior Vice President and Partner
John A. Boselli, CFA, Senior Vice President and Partner

INVESTMENT OBJECTIVE

The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

CAPITAL GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Capital Growth	Growth Index
YTD	-2.66%	-0.93%
1 Year	3.64%	6.12%
5 Year	-3.56%	-0.76%
10 Year	5.13%	5.42%
Inception	10.75%	8.15%

Inception Date - May 1, 1992. Past performance is not predictive of future performance.

*     This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES †	% OF NET ASSETS

Pharmaceuticals	10.50%
Computers & Peripherals	7.86%
Aerospace & Defense	7.19%
Capital Markets	7.10%
Diversified Financial Services	6.23%
Software	5.14%
Communications Equipment	5.03%
Health Care Equipment & Supplies	4.26%
Oil & Gas Consumable Fuels	3.96%
Health Care Providers & Services	3.57%

TOP TEN HOLDINGS †	% OF NET ASSETS

AstraZeneca, PLC, ADR	4.36%
Medtronic, Inc.	4.26%
Network Appliance, Inc.	4.22%
Boeing Co., The	4.07%
UnitedHealth Group, Inc.	3.57%
Google, Inc.	3.34%
UBS, AG	3.28%
Chicago Mercantile Exchange, The	3.22%
General Dynamics Corp.	3.12%
Franklin Resources, Inc.	2.86%

† Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Performance

Through the first half of 2006, the Capital Growth Portfolio has returned -2.66%, 173 basis points behind the -0.93% return for the Russell 1000® Growth Index over the same period.

Review

Despite lagging performance among large cap growth stocks (as measured by the Russell 1000® Growth), US equity markets moved higher during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. For the six months ended June 30, large cap stocks substantially trailed small cap and mid cap stocks, when measured using the Russell 1000®, Russell 2000®, and Russell Midcap® indexes, respectively. Value was well ahead of growth for the period, as the Russell 1000® Growth’s -0.93% return was well behind that of the Russell 1000® Value, which rose 6.56%. Despite the headwind of a market favoring smaller, more value-oriented stocks, seven of ten sectors within the Russell 1000® Growth rose, led by Utilities and Energy. The more traditional growth sectors, Technology, Health Care, and Consumer Discretionary, fell during the quarter.

The Portfolio’s underperformance was a result of both stock selection and sector allocation. An overweight position in lagging Health Care stocks and below-market exposure to stronger Consumer Staples companies drove negative allocation results. Poor stock selection was mainly concentrated in two sectors: Technology and Health Care.

Weakness in the Portfolio’s Technology holdings carried across industries: stocks in both the Semiconductor and Software & Services industries fell during the period. Chip maker Marvel fell 15% in one day in response to the firm’s dilutive acquisition of Intel’s communications chip division. We maintain our position as we believe the company possesses attractive upside potential. Videogame retailer Electronic Arts provided guidance for 2007 that was below analyst expectations as a result of higher research and development expenses and delays in the launch of Sony’s new PlayStation 3 console. We eliminated our position in the stock. Internet advertiser Yahoo! fell in conjunction with disappointing guidance and search results, particularly in its affiliate business. We eliminated Yahoo! due to the company’s seeming inability to close the gap with Google’s leading search technology.

Within Health Care, a position in insurer United Health fell in April on news that stock options grants may have been back dated, benefiting management. We retain our position as we expect this well-positioned HMO to benefit from disciplined pricing, stable cost trends, and strong cashflow generation. Medical device maker Medtronic traded lower on concerns over industry weakness, mainly due to recall concerns at competitor Guidant. We continue to hold Medtronic due to its leadership position in what we believe is an attractive, high growth business over the long term.

Selection was positive in several sectors, notably Financials, Industrials, and Consumer Discretionary. Among Financials stocks, shares of the world’s largest trading market, Chicago Mercantile Exchange, continued their ascent alongside rising trading volumes and expansion of its electronic trading platform, Globex. Mortgage lender Countrywide Financial pushed higher in the face of rising interest rates as financial results came in ahead of expectations. UBS, one of the world’s fastest growing and most profitable wealth managers, reported a strong quarter with solid guidance. Performance in the Industrials sector was lifted by Boeing, which saw strong orders for its new 787 “Dreamliner” plane.

Outlook

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. During the period we initiated new positions in research and consulting firm Corporate Executive Board, utility TXU, and a small position in specialty pharmaceutical company Elan. Corporate Executive Board’s unique subscription based business model provides a high visibility revenue stream. The company is successfully cross-selling to a loyal and growing mid-market client base. TXU is utilizing a very favorable financing plan to build a new clean coal fired plant, leaving free cash flow available for stock repurchase and other investments. Hedging contracts further relieve sensitivity to natural gas prices. Elan’s Tysabri re-launch should establish a presence in the treatment of multiple sclerosis, and possibly Crohn’s disease. Elan’s developing pipeline for Alzheimer’s Disease also appears promising.

Based on bottom-up decisions such as these, the Portfolio ended the period with its largest overweight positions in Financials and Health Care and its largest underweights in Consumer Staples and Consumer Discretionary stocks.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 99.29%

Aerospace & Defense 7.19%
Boeing Co., The	80,100	$6,560,991
General Dynamics Corp.	76,900	5,033,874
		11,594,865
Air Freight & Logistics 2.38%
United Parcel Service, Inc., Class B	46,720	3,846,458
Biotechnology 3.53%
Amgen, Inc.	35,350	2,305,880
Genzyme Corp. *	17,560	1,072,038
Gilead Sciences, Inc. *	26,800	1,585,488
Vertex Pharmaceuticals, Inc. *#	19,870	729,428
		5,692,834
Capital Markets 7.10%
Franklin Resources, Inc.	53,170	4,615,688
Legg Mason, Inc.	15,440	1,536,589
UBS, AG	48,230	5,290,831
		11,443,108
Commercial Banks 2.54%
Commerce Bancorp, Inc. #	114,920	4,099,196
Commercial Services & Supplies 2.56%
Corporate Executive Board Co., The	8,060	807,612
Equifax, Inc. #	48,480	1,664,803
Manpower, Inc.	12,490	806,854
Monster Worldwide, Inc. *	20,030	854,480
		4,133,749
Communications Equipment 5.03%
Cisco Systems, Inc. *	214,190	4,183,131
QUALCOMM, Inc.	65,730	2,633,801
TomTom, NV *#	33,371	1,298,046
		8,114,978
Computers & Peripherals 7.86%
Apple Computer, Inc. *	42,390	2,421,317
Hewlett-Packard Co.	39,000	1,235,520
Network Appliance, Inc. *#	192,570	6,797,721
SanDisk Corp. *	43,570	2,221,199
		12,675,757
Construction & Engineering 2.46%
Fluor Corp.	42,640	3,962,535
Diversified Financial Services 6.23%
Chicago Mercantile Exchange, The	10,570	5,191,455
Moody’s Corp.	40,100	2,183,846
Nasdaq Stock Market, Inc. *	89,400	2,673,060
		10,048,361
Energy Equipment & Services 2.04%
Halliburton Co. #	44,280	3,286,019
Food & Staples Retailing 1.11%
Whole Foods Market, Inc. #	27,720	1,791,821
Health Care Equipment & Supplies 4.26%
Medtronic, Inc. #	146,375	6,867,915
Health Care Providers & Services 3.57%
UnitedHealth Group, Inc.	128,570	5,757,365
Hotels, Restaurants & Leisure 2.40%
Las Vegas Sands Corp. *	7,410	576,943
Starwood Hotels & Resorts Worldwide, Inc.	54,460	3,286,116
		3,863,059
Household Durables 0.61%
Garmin, Ltd. #	9,400	991,136
Independent Power Producers & Traders 1.49%
TXU Corp. #	40,150	2,400,568
Industrial Conglomerates 1.61%
General Electric Co.	78,540	$2,588,678
Insurance 0.90%
Progressive Corp., The	56,680	1,457,243
Internet Software & Services 3.34%
Google, Inc. *	12,860	5,392,584
Machinery 1.91%
Danaher Corp. #	48,010	3,088,003
Media 2.64%
Viacom, Inc. *#	36,350	1,302,784
Walt Disney Co., The	98,255	2,947,650
		4,250,434
Metals & Mining 0.55%
Companhia Vale do Rio Doce, (CVRD), ADR	36,600	879,864
Oil & Gas Consumable Fuels 3.96%
Cameco Corp. #	99,750	3,987,007
Peabody Energy Corp.	16,180	902,035
Petro-Canada	31,570	1,496,734
		6,385,776
Pharmaceuticals 10.50%
AstraZeneca, PLC, ADR	117,660	7,038,421
Elan Corporation, PLC, ADR *#	64,890	1,083,663
Sanofi-Aventis, ADR	94,180	4,586,566
Schering-Plough Corp.	222,410	4,232,462
		16,941,112
Semiconductors & Semiconductor Equipment 3.07%
Linear Technology Corp.	46,610	1,560,969
Marvell Technology Group, Ltd. *#	76,430	3,388,142
		4,949,111
Software 5.14%
Adobe Systems, Inc. *	113,620	3,449,503
Autodesk, Inc. *	77,050	2,655,143
SAP, AG, ADR	41,660	2,187,983
		8,292,629
Thrifts & Mortgage Finance 1.29%
Countrywide Financial Corp. #	54,580	2,078,406
Wireless Telecommunication Services 2.02%
America Movil, SA de CV, Series L, ADR	45,680	1,519,317
American Tower Corp., Class A *#	55,690	1,733,073
		3,252,390
TOTAL COMMON STOCK (Cost $152,572,436)		160,125,954

	Principal Value

SECURITIES LENDING COLLATERAL 24.09%

Short-Term Investments 24.09%
Citibank Investors Principal Preservation Trust I, 5.250% **	$38,852,099	38,852,099

TOTAL SECURITIES LENDING COLLATERAL (Cost $38,852,099)		38,852,099
TOTAL INVESTMENTS (Cost $191,424,535)	123.38%	198,978,053

OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $38,852,099)	(23.38)%	(37,706,080)

TOTAL NET ASSETS	100.00%	$161,271,973

# All or a portion of this security is on loan (See Note B).

* Non-income producing security.

** Security pledged as collateral for the securities on loan, which were valued at $37,706,439 at June 30, 2006.

ADR - American Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

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GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Turner Investment Partners, Inc. (Since 05/01/04)
Robert E. Turner, CFA, Chairman and Chief Investment Officer
Mark D. Turner, Vice Chairman and Senior Portfolio Manager
Robb J. Parlanti, CFA, Senior Portfolio Manager

INVESTMENT OBJECTIVE

The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

GROWTH PORTFOLIO

AND THE RUSSELL 1000® GROWTH INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Growth	Growth Index
YTD	1.78%	-0.93%
1 Year	14.29%	6.12%
5 Year	2.02%	-0.76%
Inception	7.62%	1.99%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*   This graph compares an initial $10,000 investment made in the Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES †	% OF NET ASSETS

Capital Markets	9.71%
Oil & Gas Consumable Fuels	6.58%
Communications Equipment	5.30%
Pharmaceuticals	5.22%
Hotels, Restaurants & Leisure	4.88%
Industrial Conglomerates	4.77%
Semiconductors & Semiconductor Equip.	4.60%
Biotechnology	4.12%
Energy Equipment & Services	3.99%
Internet Software & Services	3.47%

TOP TEN HOLDINGS †	% OF NET ASSETS

General Electric Co.	4.00%
Google, Inc.	2.75%
PepsiCo, Inc.	2.33%
Cisco Systems, Inc.	2.32%
Goldman Sachs Group, Inc., The	2.27%
Chicago Mercantile Exchange, The	2.13%
American Express Co.	2.03%
UBS, AG	2.02%
NII Holdings, Inc., Class B	1.92%
Mellon Financial Corp.	1.91%

† Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Market Review

For the first half of 2006 the Growth Portfolio gained 1.78% versus a loss of 0.93% in the Russell 1000® Growth Index. The market, as represented by the S&P 500®, lost 1.44% during the second quarter, lowering its year-to-date performance to 2.71%.

After a very strong first quarter, the equity markets gave ground during the second quarter due largely to concerns that continued Fed tightening would lead to lower economic growth. During the second quarter, the Federal Reserve raised rates for the 16th and 17th times since June 2004. The apparent fear among investors is that rising rates and accelerating inflation will stifle economic growth, which would in turn likely hurt corporate profits and stocks.

Portfolio Review

For the six-month period ending June 30, 2006, stock selection was strongest in the energy, financial-services, and technology sectors while holdings in producer-durables and autos-transportation sectors detracted from performance. Overall, seven of the Portfolio’s ten sector positions beat their corresponding index sectors.

Growth-oriented holdings in the energy, financial-services, and technology sectors, a 44% weighting, contributed the most to performance. Coal, oil refining, investment banks-brokers, semi-conductors, packaged software, and telecommunications industries performed best.

The greatest detractors from performance were producer durable and autos-transportation, which amounted to a 7% weighting. Airlines, precious metals and agricultural chemicals all recorded losses on a relative basis when compared to the benchmark.

For our part, our emphasis, as always, is on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunications, and wireless industries.

Outlook

From our bottom-up perspective (which focuses on the business fundamentals of individual companies, not economic trends), we see a healthy rate of earnings growth continuing, a synchronized global economic expansion, and productivity gains keeping inflation low — all of which should be good for stocks. In our estimation, if the market has a safety net now, it’s the skepticism of a large number of investors. We think the earnings outlook is especially promising: the companies in the Russell 1000® Growth Index are expected to increase their earnings per share by 14.9% over the next 12 months, according to a consensus of Wall Street analysts (whose earnings estimates have tended to be conservative in recent years).

Year to date, among capitalization segments, large-cap, mid-cap, and small-cap stocks all recorded gains. Small caps gained the most, with the Russell 2000® Index climbing 8.21% (although their performance has been weak the past three months). Mega-cap stocks, the largest of large-cap stocks, gained the least: the Russell Top 200 Index rose 1.90%. We think large-cap stocks should outperform their smaller siblings going forward.

Looking ahead, the market is likely to wait and see if the Fed is finally done boosting rates before making any sustained move upward. On the plus side, four catalysts have been helping to support the market, and may power any future rally. First, corporate earnings remain strong. Companies will begin reporting their earnings for the second quarter this month, and Wall Street analysts expect operating earnings to rise by a double-digit percentage for the 12th consecutive quarter. Second, companies are on a mergers-and-acquisitions tear, arranging deals that could exceed $3.5 trillion in value by year-end, according to Thomson Financial. Third, companies are spending record amounts repurchasing their own stock. Finally, insider selling is low, which suggests that corporate executives are bullish on their companies’ prospects and the return potential of their companies’ shares.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 96.73%

Aerospace & Defense 2.17%
Boeing Co., The	7,500	$614,325
Precision Castparts Corp.	4,710	281,470
		895,795
Air Freight & Logistics 0.74%
C.H. Robinson Worldwide, Inc.	5,730	305,409
Automobiles 0.94%
Toyota Motor Corp., ADR	3,700	386,983
Beverages 2.89%
Fomento Economico Mexicano, SA de CV, ADR #	2,800	234,416
PepsiCo, Inc.	15,990	960,040
		1,194,456
Biotechnology 4.12%
Celgene Corp. *	11,540	547,342
Genentech, Inc. *	5,710	467,078
Gilead Sciences, Inc. *	11,580	685,073
		1,699,493
Capital Markets 9.71%
Charles Schwab Corp., The	46,120	736,998
Goldman Sachs Group, Inc., The	6,220	935,675
Mellon Financial Corp.	22,870	787,414
T. Rowe Price Group, Inc. #	18,880	713,853
UBS, AG	7,590	832,623
		4,006,563
Chemicals 0.90%
Monsanto Co.	4,400	370,436
Commercial Banks 2.55%
Kookmin Bank, ADR	3,670	304,830
Wells Fargo & Co.	11,170	749,284
		1,054,114
Communications Equipment 5.30%
Cisco Systems, Inc. *	49,110	959,118
Corning, Inc. *	23,590	570,642
QUALCOMM, Inc.	16,440	658,751
		2,188,511
Computers & Peripherals 2.91%
Apple Computer, Inc. *	11,980	684,298
Hewlett-Packard Co.	16,260	515,117
		1,199,415
Construction Materials 0.04%
Cemex, SA de CV, ADR	290	16,521
Consumer Finance 2.03%
American Express Co.	15,740	837,683
Diversified Financial Services 2.13%
Chicago Mercantile Exchange, The	1,790	$879,158
Diversified Telecommunication Services 0.82%
China Netcom Group Corporation, Ltd. #	1,190	41,840
Time Warner Telecom, Inc. *#	20,060	297,891
		339,731
Electrical Equipment 0.80%
Roper Industries, Inc.	7,010	327,718
Energy Equipment & Services 3.99%
Cameron International Corp.*	9,210	439,962
National Oilwell Varco, Inc. *	6,920	438,174
Tenaris, SA, ADR	6,650	269,259
Weatherford International, Ltd. *	10,100	501,162
		1,648,557
Food & Staples Retailing 1.16%
Whole Foods Market, Inc. #	7,410	478,982
Food Products 1.89%
Archer-Daniels-Midland Co.	18,880	779,366
Gas Utilities 0.79%
Questar Corp.	4,030	324,375
Health Care Providers & Services 1.59%
DaVita, Inc. *	4,050	201,285
Express Scripts, Inc. *	5,090	365,157
Henry Schein, Inc. *	1,940	90,656
		657,098
Hotels, Restaurants & Leisure 4.88%
Las Vegas Sands Corp. *	4,750	369,835
Scientific Games Corp. *	11,370	404,999
Starbucks Corp. *#	12,680	478,797
Starwood Hotels & Resorts Worldwide, Inc.	7,990	482,117
Yum! Brands, Inc. #	5,520	277,490
		2,013,238
Household Products 1.18%
Colgate-Palmolive Co.	8,140	487,586
Industrial Conglomerates 4.77%
General Electric Co.	50,070	1,650,307
Textron, Inc.	3,440	317,099
		1,967,406
Insurance 1.80%
W.R. Berkley Corp.	1,130	38,567
Chubb Corp., The	14,090	703,091
		741,658

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Internet Software & Services 3.47%
Google, Inc. *	2,710	$1,136,384
Yahoo!, Inc. *	8,960	295,680
		1,432,064
IT Services 1.19%
Global Payments, Inc.	10,150	492,782
Life Sciences Tools & Services 0.79%
Thermo Electron Corp.	8,970	325,073
Machinery 0.73%
Joy Global, Inc.	5,755	299,778
Media 2.46%
Comcast Corp. *#	19,000	622,060
Omnicom Group, Inc.	4,410	392,887
		1,014,947
Metals & Mining 1.24%
BHP Billiton, Ltd., ADR	11,920	513,394
Oil & Gas Consumable Fuels 6.58%
CONSOL Energy, Inc. #	9,960	465,331
Occidental Petroleum Corp. #	5,200	533,260
Peabody Energy Corp.	5,660	315,545
Ultra Petroleum Corp. *#	5,510	326,578
Valero Energy Corp.	9,910	659,213
XTO Energy, Inc.	9,410	416,581
		2,716,508
Personal Products 0.93%
Avon Products, Inc.	12,430	385,330
Pharmaceuticals 5.22%
Allergan, Inc.	4,280	459,073
AstraZeneca, PLC, ADR	7,290	436,088
Novartis, AG, ADR	6,870	370,430
Pfizer, Inc.	19,230	451,328
Roche Holding, AG, ADR	5,320	438,846
		2,155,765
Real Estate Management & Development 1.27%
CB Richard Ellis Group, Inc., Class A *	21,100	525,390
Road & Rail 0.81%
Burlington Northern Sante Fe Corp.	4,220	334,435
Semiconductors & Semiconductor Equipment 4.60%
Applied Materials, Inc.	40,190	654,293
Broadcom Corp. *	13,685	411,234
Intel Corp.	22,030	417,468
Micron Technology, Inc. #	27,720	417,463
		1,900,458
Software 1.73%
International Game Technology #	13,320	$505,361
Salesforce.com, Inc. *#	7,800	207,948
		713,309
Specialty Retail 0.81%
Best Buy Company, Inc.	6,120	335,621
Textiles, Apparel & Luxury Goods 1.20%
Coach, Inc. *	16,620	496,938
Water Utilities 0.94%
Aqua America, Inc. #	17,093	389,549
Wireless Telecommunication Services 2.66%
Leap Wireless International, Inc. *	6,440	305,578
NII Holdings, Inc., Class B *#	14,070	793,267
		1,098,845
TOTAL COMMON STOCK (Cost $35,017,544)		39,930,438

	Principal Value

SECURITIES LENDING COLLATERAL 11.32%

Short-Term Investments 11.32%
Citibank Investors Principal Preservation Trust I, 5.250% **	$4,674,498	4,674,498

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,674,498)		4,674,498

TOTAL INVESTMENTS (Cost $39,692,042)	108.05%	44,604,936

OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $4,674,498)	(8.05)%	(3,322,278)

TOTAL NET ASSETS	100.00%	$41,282,658

# All or a portion of this security is on loan (See Note B).

*  Non-income producing security.

** Security pledged as collateral for the securities on loan, which were valued at $4,547,061 at June 30, 2006.

ADR - American Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. (Since 05/01/03)

Robert W. Smith, Vice President

INVESTMENT OBJECTIVE

The Strategic Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio’s investment objective of long term growth of capital.

STRATEGIC GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Strategic	Russell 1000®
	Growth	Growth Index
YTD	0.84%	-0.93%
1 Year	8.45%	6.12%
5 Year	-2.16%	-0.76%
10 Year	4.53%	5.42%
Inception	8.11%	7.86%

Inception Date - May 1, 1995. Past performance is not predicative of future performance.

*         This graph compares an initial $10,000 investment made in the Strategic Growth Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES † ‡	% OF NET ASSETS

Capital Markets	8.65%
Health Care Providers & Services	7.58%
Semiconductors & Semiconductor Equip.	5.32%
Software	5.31%
Communications Equipment	4.27%
Pharmaceuticals	3.93%
Industrial Conglomerates	3.87%
IT Services	3.87%
Food & Staples Retailing	3.52%
Consumer Finance	3.40%

TOP TEN HOLDINGS † ‡	% OF NET ASSETS

General Electric Co.	3.87%
UnitedHealth Group, Inc.	2.25%
UBS, AG	2.20%
Microsoft Corp.	2.17%
Wal-Mart Stores, Inc.	2.12%
Schlumberger, Ltd.	1.93%
Caremark Rx, Inc.	1.90%
Citigroup, Inc.	1.81%
Danaher Corp.	1.79%
American Express Co.	1.77%

† Securities lending collateral excluded.

‡ Short-term investments excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

Performance

The Strategic Growth Portfolio posted a small gain that outpaced the Russell 1000® Growth Index. Overall, both stock selection-especially in the consumer discretionary and information technology sectors-and sector weightings benefited results versus the Russell Index.

Market Environment

U.S. stocks rose in the first half of 2006, but sharp declines in May and June erased most of the market’s early gains. Energy, consumer staples, and industrials and business services were strong performers in the index, fueled by global economic growth and higher prices for commodities such as oil and industrial metals. Traditional growth sectors were less impressive. Information technology was the biggest laggard on weakness in semiconductor and semiconductor equipment. Health care also fell on weakness in biotechnology and services and providers.

Portfolio Review

Stock selection as well as a beneficial underweight in the worst-performing sector, information technology, combined to produce the greatest contribution relative to the Russell index. Specific areas of selection strength were in communication equipment (Corning) and software (Amdocs).

The energy sector aided results through both stock selection and an overweight. Equipment and services companies benefited from increased spending by energy producers on infrastructure, equipment and technology, and specialized services, while producers continue to thrive with rising prices. Services companies Baker Hughes and Schlumberger were notable contributors.

Stock selection in consumer discretionary also benefited relative performance. Top contributors included retailer Kohl’s and casino operator Wynn Resorts. Despite rising interest rates and slowing home appreciation, we believe consumers will continue to spend and have focused our investments in leading media, leisure, and retail companies.

Materials provided solid relative results, due entirely to stock selection, as metal and mining companies such as BHP Billiton benefited from increased demand for metals. Although few companies in the sector meet our growth criteria, we continue to find select opportunities.

The industrials and business services sector detracted due to our lighter exposure to areas such as aerospace and defense and air freight and logistics. We remain underweight this cyclical sector, but hold selectively large positions in high-quality companies that generate durable earnings and free cash flow growth, such as GE and Danaher.

Underweighting in the consumer staples and utilities sectors also notably detracted. We tend to have lighter exposure to these sectors since they have few prospects that meet our growth targets.

Outlook

We expect the economy to slow by year end, but for inflation to ebb as the Fed’s rate hikes gain traction. However, we remain optimistic that our holdings will be able to sustain higher growth rates than the market. Investors have been focused more on the short term and have not rewarded core growth companies that have generated good operational performance. We believe the key driver of relative performance in this coming year will be earnings delivery, and the market is likely to reward companies with more diversified revenue streams and those with business leverage outside the U.S. Stock valuations are reasonable and large-cap core growth companies, in particular, look attractive. We believe we are well positioned for this environment.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 98.97%

Aerospace & Defense 0.50%
General Dynamics Corp.	6,400	$418,944
Airlines 0.69%
Southwest Airlines Co.	34,800	569,676
Beverages 0.99%
PepsiCo, Inc. #	13,620	817,745
Biotechnology 3.18%
Amgen, Inc.	19,300	1,258,939
Genentech, Inc. *	9,500	777,100
Gilead Sciences, Inc. *	10,100	597,516
		2,633,555
Capital Markets 8.65%
Charles Schwab Corp., The	38,600	616,828
E*TRADE Financial Corp. *#	18,800	429,016
Franklin Resources, Inc.	5,000	434,050
Goldman Sachs Group, Inc., The	4,100	616,763
Legg Mason, Inc.	7,200	716,544
Merrill Lynch & Company, Inc.	11,170	776,985
Northern Trust Corp.	11,600	641,480
State Street Corp.	14,500	842,305
TD Ameritrade Holding Corp. #	18,500	273,985
UBS, AG	16,626	1,822,251
		7,170,207
Chemicals 0.70%
Monsanto Co.	6,900	580,911
Commercial Banks 2.22%
Anglo Irish Bank Corporation, PLC	44,700	697,544
Unicredito Italiano, SpA	73,300	573,799
Erste Bank der oesterreichischen Sparkassen, AG #	10,056	565,954
		1,837,299
Communications Equipment 4.27%
Cisco Systems, Inc. *	32,500	634,725
Corning, Inc. *	30,700	742,633
Juniper Networks, Inc. *#	26,700	426,933
Nokia Oyj	36,900	753,292
QUALCOMM, Inc.	4,700	188,329
Telefonaktiebolaget LM Ericsson, AB, B Shares	239,300	791,371
		3,537,283
Computers & Peripherals 1.76%
Apple Computer, Inc. *	5,500	314,160
Dell, Inc. *	20,310	495,767
EMC Corp.	58,900	646,133
		1,456,060
Consumer Finance 3.40%
American Express Co.	27,500	1,463,550
SLM Corp.	25,570	1,353,164
		2,816,714
Diversified Financial Services 1.81%
Citigroup, Inc.	31,150	1,502,676
Diversified Telecommunication Services 0.70%
Telus Corp.	14,200	579,961
Electronic Equipment & Instruments 0.00%
Symbol Technologies, Inc. #	138	1,489
Energy Equipment & Services 3.11%
Baker Hughes, Inc.	11,930	976,471
Schlumberger, Ltd. #	24,600	1,601,706
		2,578,177
Food & Staples Retailing 3.52%
Sysco Corp. #	10,220	312,323
Walgreen Co.	15,170	680,223
Wal-Mart de Mexico, SA de CV, Series V, ADR #	6,200	174,120
Wal-Mart Stores, Inc.	36,410	1,753,870
		2,920,536
Health Care Equipment & Supplies 2.89%
Alcon, Inc. #	1,500	147,825
Medtronic, Inc. #	21,100	990,012
St. Jude Medical, Inc.	11,500	372,830
Stryker Corp.	7,400	$311,614
Zimmer Holdings, Inc. *	10,100	572,872
		2,395,153
Health Care Providers & Services 7.58%
Caremark Rx, Inc.	31,500	1,570,905
Humana, Inc. *	16,400	880,680
Medco Health Solutions, Inc. *	8,300	475,424
Quest Diagnostics, Inc.	10,800	647,136
UnitedHealth Group, Inc.	41,700	1,867,326
WellPoint, Inc. *	11,560	841,221
		6,282,692
Hotels, Restaurants & Leisure 1.92%
Carnival Corp.	18,200	759,668
MGM Mirage *#	6,000	244,800
Wynn Resorts, Ltd. *	8,000	586,400
		1,590,868
Household Durables 1.79%
Garmin, Ltd. #	4,000	421,760
Harman International Industries, Inc.	5,800	495,146
Lennar Corp. #	12,700	563,499
		1,480,405
Household Products 1.47%
Procter & Gamble Co., The	14,307	795,469
Reckitt Benckiser, PLC	11,222	419,165
		1,214,634
Industrial Conglomerates 3.87%
General Electric Co.	97,210	3,204,042
Insurance 3.27%
American International Group, Inc.	24,200	1,429,010
Hartford Financial Services Group, Inc., The #	6,100	516,060
Marsh & McLennan Companies, Inc. #	8,800	236,632
Prudential Financial, Inc.	6,800	528,360
		2,710,062
Internet & Catalog Retail 0.84%
Amazon.com, Inc. *#	8,600	332,648
eBay, Inc. *#	12,400	363,196
		695,844
Internet Software & Services 2.40%
Google, Inc. *	2,100	880,593
Yahoo!, Inc. *	33,560	1,107,480
		1,988,073
IT Services 3.87%
Accenture, Ltd.	45,950	1,301,304
Affiliated Computer Services, Inc. *	6,620	341,658
Automatic Data Processing, Inc.	23,200	1,052,120
First Data Corp.	11,280	508,051
		3,203,133
Machinery 2.27%
Danaher Corp. #	23,020	1,480,646
Deere & Co.	4,800	400,752
		1,881,398
Media 3.29%
EchoStar Communications Corp. *#	4,500	138,645
Grupo Televisa, SA, ADR	21,500	415,165
Liberty Media Holding Corp. - Interactive, Series A *	29,525	509,602
Liberty Media Holding Corp. - Capital, Series A *	5,905	494,662
Time Warner, Inc. #	8,500	147,050
Univision Communications, Inc. *#	9,750	326,625
Viacom, Inc. *	19,300	691,712
		2,723,461
Metals & Mining 1.16%
BHP Billiton, Ltd.	44,800	965,445

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Multiline Retail 2.53%
Kohl’s Corp. *#	24,200	$1,430,704
Target Corp.	13,560	662,677
		2,093,381
Oil & Gas Consumable Fuels 3.15%
Exxon Mobil Corp.	15,200	932,520
Murphy Oil Corp.	10,300	575,358
Total, SA #	16,800	1,105,602
		2,613,480
Pharmaceuticals 3.93%
Johnson & Johnson	6,130	367,310
Novartis, AG	17,267	934,955
Pfizer, Inc.	15,040	352,989
Roche Holding, AG	4,555	752,957
Sepracor, Inc. *#	7,700	439,978
Wyeth	9,200	408,572
		3,256,761
Semiconductors & Semiconductor Equipment 5.32%
Analog Devices, Inc.	18,970	609,696
Applied Materials, Inc.	25,600	416,768
Intel Corp. #	24,200	458,590
Marvell Technology Group, Ltd. *#	16,600	735,878
Maxim Integrated Products, Inc. #	27,250	874,998
Samsung Electronics Company, Ltd.	609	387,064
Texas Instruments, Inc.	11,300	342,277
Xilinx, Inc.	25,700	582,105
		4,407,376
Software 5.31%
Adobe Systems, Inc. *	12,700	385,572
Amdocs, Ltd., ADR *#	17,300	633,180
International Game Technology #	9,400	356,636
Intuit, Inc. *#	9,100	549,549
Microsoft Corp. #	77,220	1,799,226
Oracle Corp. *#	46,500	673,785
		4,397,948
Specialty Retail 2.26%
Best Buy Company, Inc.	5,300	290,652
Home Depot, Inc., The	27,500	984,225
PETsMART, Inc.	23,500	601,600
		1,876,477
Textiles, Apparel & Luxury Goods 0.86%
Nike, Inc., Class B #	8,800	712,800
Thrifts & Mortgage Finance 0.72%
Countrywide Financial Corp. #	15,700	597,856
Wireless Telecommunication Services 2.77%
America Movil, SA de CV, Series L, ADR	24,900	828,174
Crown Castle International Corp. *	27,000	932,580
Rogers Communications, Inc.	13,300	537,320
		2,298,074

TOTAL COMMON STOCK (Cost $70,787,632)		82,010,596

RIGHTS AND WARRANTS 0.01%
Aerospace & Defense 0.01%
Raytheon Co., Warrants, exp. 06/16/11 *	456	$5,768

TOTAL RIGHTS AND WARRANTS (Cost $0)		5,768

	Principal Value

SHORT-TERM INVESTMENTS 0.43%

Investment Companies 0.43%
T. Rowe Price Reserve Investment Fund, 5.273% ***	$352,330	352,330

TOTAL SHORT-TERM INVESTMENTS (Cost $352,330)		352,330

SECURITIES LENDING COLLATERAL 20.21%
Repurchase Agreements 0.17%
Bear Stearns & Company, Inc., 5.200%, due 07/03/06, (dated 06/30/06, repurchase price of $144,064, collateralized by 6.750% Freddie Mac Reference Notes, due 03/15/31, market value $165,240) **	144,000	144,000
Short-Term Investments 20.04%
Citibank Investors Principal Preservation Trust I, 5.250% **	16,604,049	16,604,049

TOTAL SECURITIES LENDING COLLATERAL (Cost $16,748,049)		16,748,049

TOTAL INVESTMENTS (Cost $87,888,011)	119.62%	99,116,743

OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $16,748,049)	(19.62)%	(16,254,282)

TOTAL NET ASSETS	100.00%	$82,862,461

#                    All or a portion of this security is on loan (See Note B).

*                    Non-income producing security.

**             Security pledged as collateral for the securities on loan, which were valued at $16,196,931 at June 30, 2006.

***      Affiliated issuer. The T. Rowe Price Reserve Investment Fund is an open-end management investment company managed by T. Rowe Price Associates. The Reserve Fund is offered as a cash management option only to mutual funds and other accounts managed by T. Rowe Price Associates, Inc. and is not available to the public. The rate quoted is the seven-day effective yield of the Reserve Fund as of June 30, 2006. Investments in companies considered to be an affiliate of the Portfolio are as follows:

	Balance at	Gross	Gross	Market Value	Interest
Company	Beginning of Period	Additions	Reductions	at 06/30/06	Income
T. Rowe Price Reserve Investment Fund	$1,565,444	$1,591,805	$2,804,919	$352,330	$38,679

ADR - American Depositary Receipt
PLC - Public Limited Company

See notes to financial statements.

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Mellon Capital Management Corp. (Since 12/12/03)

INVESTMENT OBJECTIVE

The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

S&P 500 INDEX PORTFOLIO
AND THE S&P 500® INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	S&P 500	S&P 500®
	Index Portfolio	Index
YTD	2.61%	2.71%
1 Year	8.40%	8.63%
5 Year	2.21%	2.49%
Inception	-0.82%	-0.54%

Inception Date - May 1, 2000. Past performance is not predictive of future performance.

*       This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the “Portfolio”) at its inception with a similar investment in the S&P 500® Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The S&P 500® Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES † ‡	% OF NET ASSETS

Oil & Gas Consumable Fuels	8.07%
Pharmaceuticals	6.39%
Diversified Financial Services	5.42%
Insurance	4.66%
Commercial Banks	4.20%
Industrial Conglomerates	4.06%
Capital Markets	3.41%
Media	3.39%
Computers & Peripherals	3.36%
Software	3.16%

TOP TEN HOLDINGS † ‡	% OF NET ASSETS
Exxon Mobil Corp.	3.20%
General Electric Co.	2.95%
Citigroup, Inc.	2.06%
Bank of America Corp.	1.89%
Microsoft Corp.	1.76%
Procter & Gamble Co., The	1.57%
Johnson & Johnson	1.53%
Pfizer, Inc.	1.48%
American International Group, Inc.	1.32%
Altria Group, Inc.	1.32%

† Securities lending collateral excluded.

‡ S&P 500® Index Futures and Short-Term Investments excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. Ensemble, Allegiance, Pilot and Alpha products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing any of these products.

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.
PORTFOLIO COMMENTARY

U.S Equity Markets

U.S. stocks finished the first half of 2006 with gains, though equity indices closed the period well off of their highs. Stocks began the year with strong gains in January followed by lackluster performance in February, and then continued a positive climb in March. As a result the U.S. equity market posted one of the strongest first quarters in the past seven years. Strong economic data in the first quarter combined with solid earning growth propelled equities. An anticipated end to the Fed’s tightening cycle also lent support, while investors were able to shrug off higher oil prices. Indeed, the major market indices approached their highest levels in five years.

U.S. indexes rallied to post 2006 highs by mid-May, only to correct dramatically on inflation fears and worries over the future of monetary policy. Financial markets in general experienced increased volatility during the second quarter, as investors wrestled with a muddled economic picture. Concerns about oil prices, Chinese economic policy, commodity prices, and Federal Reserve Chairman Bernanke’s approach to the market have all fueled volatility. Further, the inverted yield curve, which has often signaled slowing growth, gave investors pause. At one point during June the S&P 500® Index was off over 8% from the intraday high for the year set on May 8th. The S&P500® Index finished the quarter down 1.4%, while the technology-laden Nasdaq Composite Index fared even more poorly, giving up 7.2%.

The S&P 500® gained 2.7% for the first half of 2006 while the broad-cap Russell 3000® rose 3.2%. Though investors’ appetite for risk decreased during this year, smaller cap stocks outperformed. The Russell 2000® gained 8.2% versus 2.8% for the Russell 1000®. Mid cap stocks split the distance between large and small caps, as the Russell Midcap® Index gained 4.8%. Value stocks, however, handily outperformed growth stocks at all capitalization levels. Similar to 2005, companies operating in the energy and other commodity sectors turned in better than average performance, with companies operating in non-commodity sectors such as consumer discretionary, financials, health care and information technology underperformed.

Investment Strategies and Techniques

The investment strategy employed in the S&P500 Index Portfolio is to fully replicate the S&P500® Index while seeking to minimize transaction costs charged to the Portfolio. The Portfolio makes use of a small cash pool hedged with futures to fund daily cash activity and minimize the amount of un-invested cash. The futures pool in the Portfolio is not expected to significantly impact the Portfolio’s performance and as a result the Portfolio is expected to closely match the return of the S&P 500® Index.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 99.07%

Aerospace & Defense 2.42%
Boeing Co., The	15,917	$1,303,761
General Dynamics Corp.	7,966	521,454
Goodrich Corp.	2,435	98,106
Honeywell International, Inc.	16,680	672,204
L-3 Communications Holdings, Inc.	2,400	181,008
Lockheed Martin Corp.	7,260	520,832
Northrop Grumman Corp. #	7,018	449,573
Raytheon Co.	9,066	404,072
Rockwell Collins, Inc.	3,507	195,936
United Technologies Corp.	20,126	1,276,391
		5,623,337
Air Freight & Logistics 1.08%
FedEx Corp.	6,057	707,821
United Parcel Service, Inc., Class B	21,755	1,791,089
		2,498,910
Airlines 0.10%
Southwest Airlines Co.	14,447	236,497
Auto Components 0.17%
Cooper Tire & Rubber Co. #	1,599	17,813
Goodyear Tire & Rubber Co., The *#	3,738	41,492
Johnson Controls, Inc.	3,956	325,262
		384,567
Automobiles 0.39%
Ford Motor Co. #	38,056	263,727
General Motors Corp. #	10,971	326,826
Harley-Davidson, Inc. #	5,548	304,530
		895,083
Beverages 2.15%
Molson Coors Brewing Co., Class B	1,144	77,655
Anheuser-Busch Companies, Inc.	15,494	706,371
Brown-Forman Corp., Class B	1,672	119,866
Coca-Cola Co., The	41,042	1,765,627
Coca-Cola Enterprises, Inc.	6,286	128,046
Constellation Brands, Inc. *#	4,090	102,250
Pepsi Bottling Group, Inc., The #	2,792	89,763
PepsiCo, Inc. #	33,198	1,993,208
		4,982,786
Biotechnology 1.22%
Amgen, Inc.	23,269	1,517,837
Biogen Idec, Inc. *	6,882	318,843
Genzyme Corp. *	5,196	317,216
Gilead Sciences, Inc. *	9,310	550,780
MedImmune, Inc. *	5,013	135,852
		2,840,528
Building Products 0.17%
American Standard Companies, Inc.	3,490	151,012
Masco Corp.	8,039	238,276
		389,288
Capital Markets 3.41%
Ameriprise Financial, Inc.	4,973	222,144
Bank of New York Company, Inc., The	15,167	488,377
Bear Stearns Companies, Inc., The	2,345	328,488
Charles Schwab Corp., The	20,723	331,154
E*TRADE Financial Corp. *#	8,510	194,198
Federated Investors, Inc.	1,790	56,385
Franklin Resources, Inc.	3,000	260,430
Goldman Sachs Group, Inc., The	8,671	1,304,379
Janus Capital Group, Inc.	4,353	77,919
Legg Mason, Inc.	2,440	$242,829
Lehman Brothers Holdings, Inc.	10,616	691,632
Mellon Financial Corp. ***	8,406	289,419
Merrill Lynch & Company, Inc. #	18,378	1,278,374
Morgan Stanley	21,349	1,349,470
Northern Trust Corp.	3,648	201,734
State Street Corp.	6,609	383,917
T. Rowe Price Group, Inc. #	5,416	204,779
		7,905,628
Chemicals 1.51%
Air Products & Chemicals, Inc.	4,541	290,261
Ashland, Inc.	1,408	93,914
Dow Chemical Co., The #	19,314	753,825
E.I. du Pont de Nemours & Co. #	18,486	769,018
Eastman Chemical Co.	1,622	87,588
Ecolab, Inc.	3,558	144,384
Hercules, Inc. *#	2,407	36,731
International Flavors & Fragrances, Inc.	1,583	55,785
Monsanto Co.	5,401	454,710
PPG Industries, Inc.	3,262	215,292
Praxair, Inc.	6,472	349,488
Rohm & Haas Co.	2,946	147,654
Sigma-Aldrich Corp. #	1,329	96,539
		3,495,189
Commercial Banks 4.20%
AmSouth Bancorporation	7,133	188,668
BB&T Corp.	10,696	444,847
Comerica, Inc.	3,338	173,543
Commerce Bancorp, Inc.	3,121	111,326
Compass Bancshares, Inc.	2,400	133,440
Fifth Third Bancorp	11,290	417,165
First Horizon National Corp.	2,543	102,229
Huntington Bancshares, Inc.	4,691	110,614
KeyCorp	8,256	294,574
M&T Bank Corp.	1,590	187,493
Marshall & Ilsley Corp.	4,286	196,042
National City Corp.	10,712	387,667
North Fork Bancorporation, Inc.	9,655	291,291
PNC Financial Services Group	5,931	416,178
Regions Financial Corp.	9,257	306,592
SunTrust Banks, Inc.	7,303	556,927
Synovus Financial Corp. #	6,533	174,954
U.S. Bancorp #	35,413	1,093,553
Wachovia Corp.	32,056	1,733,588
Wells Fargo & Co.	33,586	2,252,949
Zions Bancorporation	2,131	166,090
		9,739,730
Commercial Services & Supplies 0.72%
Allied Waste Industries, Inc. *#	4,030	45,781
Avery Dennison Corp.	2,302	133,654
Cendant Corp.	20,103	327,478
Cintas Corp. #	2,798	111,248
Equifax, Inc.	2,479	85,129
Monster Worldwide, Inc. *	2,318	98,886
Pitney Bowes, Inc.	4,476	184,859
R.R. Donnelley & Sons Co.	4,277	136,650
Robert Half International, Inc.	3,408	143,136
Waste Management, Inc.	11,203	401,964
		1,668,785

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Communications Equipment 2.73%
ADC Telecommunications, Inc. *	2,374	$40,026
Andrew Corp. *#	3,070	27,200
Avaya, Inc. *	8,844	100,998
Ciena Corp. *	10,987	52,847
Cisco Systems, Inc. *§	121,800	2,378,754
Comverse Technology, Inc. *	4,022	79,515
Corning, Inc. *	30,863	746,576
JDS Uniphase Corp. *#	34,354	86,916
Juniper Networks, Inc. *	9,920	158,621
Lucent Technologies, Inc. *#	91,721	221,965
Motorola, Inc. #	49,628	1,000,004
QUALCOMM, Inc.	33,166	1,328,962
Tellabs, Inc. *	8,975	119,457
		6,341,841
Computers & Peripherals 3.36%
Apple Computer, Inc. *	17,106	977,095
Dell, Inc. *#	45,198	1,103,283
EMC Corp.	47,703	523,302
Gateway, Inc. *#	6,858	13,030
Hewlett-Packard Co.	55,614	1,761,852
International Business Machines Corp.	30,927	2,375,812
Lexmark International, Inc. *	2,076	115,903
NCR Corp. *	3,632	133,076
Network Appliance, Inc. *	7,599	268,245
QLogic Corp. *	3,194	55,065
SanDisk Corp. *	3,620	184,548
Sun Microsystems, Inc. *	68,801	285,524
		7,796,735
Construction & Engineering 0.07%
Fluor Corp.	1,758	163,371
Construction Materials 0.07%
Vulcan Materials Co.	2,059	160,602
Consumer Finance 0.98%
American Express Co.	24,615	1,310,010
Capital One Financial Corp.	6,023	514,665
SLM Corp.	8,417	445,428
		2,270,103
Containers & Packaging 0.17%
Ball Corp.	2,020	74,821
Bemis Company, Inc.	2,182	66,813
Pactiv Corp. *	2,895	71,651
Sealed Air Corp.	1,735	90,359
Temple-Inland, Inc.	2,272	97,401
		401,045
Distributors 0.06%
Genuine Parts Co.	3,501	145,852
Diversified Consumer Services 0.13%
Apollo Group, Inc. *#	2,751	142,144
H&R Block, Inc. #	6,738	160,769
		302,913
Diversified Financial Services 5.42%
Bank of America Corp.	91,156	4,384,604
CIT Group, Inc.	4,120	215,435
Citigroup, Inc. #	99,311	4,790,763
JPMorgan Chase & Co.	69,351	2,912,742
Moody’s Corp.	4,846	263,913
		12,567,457
Diversified Telecommunication Services 2.52%
AT&T, Inc. #	77,745	$2,168,308
BellSouth Corp. #	35,733	1,293,535
CenturyTel, Inc.	2,183	81,098
Citizens Communications Co.	6,278	81,928
Qwest Communications International, Inc. *#	30,982	250,644
Verizon Communications, Inc. #	58,639	1,963,820
		5,839,333
Electric Utilities 1.48%
Allegheny Energy, Inc. *	3,393	125,779
American Electric Power Company, Inc.	7,951	272,322
Edison International	6,589	256,971
Entergy Corp.	4,257	301,183
Exelon Corp. #	13,400	761,522
FirstEnergy Corp.	6,697	363,044
FPL Group, Inc. #	7,996	330,874
Pinnacle West Capital Corp.	2,054	81,975
PPL Corp.	7,630	246,449
Progress Energy, Inc. #	5,217	223,653
Southern Co., The	14,567	466,872
		3,430,644
Electrical Equipment 0.51%
American Power Conversion Corp. #	3,559	69,365
Cooper Industries, Ltd.	1,892	175,805
Emerson Electric Co.	8,126	681,040
Rockwell Automation, Inc. #	3,589	258,444
		1,184,654
Electronic Equipment & Instruments 0.29%
Agilent Technologies, Inc. *	8,726	275,393
Jabil Circuit, Inc.	3,618	92,621
Molex, Inc.	2,911	97,722
Sanmina-SCI Corp. *	10,515	48,369
Solectron Corp. *	17,286	59,118
Symbol Technologies, Inc. #	4,951	53,421
Tektronix, Inc.	1,726	50,779
		677,423
Energy Equipment & Services 2.03%
Baker Hughes, Inc.	6,920	566,402
BJ Services Co.	6,474	241,221
Halliburton Co.	10,402	771,932
Nabors Industries, Ltd. *	6,254	211,323
National Oilwell Varco, Inc. *	3,500	221,620
Noble Corp.	2,702	201,083
Rowan Companies, Inc.	2,333	83,031
Schlumberger, Ltd. #	23,666	1,540,893
Transocean, Inc. *	6,488	521,116
Weatherford International, Ltd. *	6,990	346,844
		4,705,465
Food & Staples Retailing 2.42%
Costco Wholesale Corp.	9,600	548,448
CVS Corp.	16,422	504,155
Kroger Co., The	14,727	321,932
Safeway, Inc.	9,016	234,416
SUPERVALU, Inc.	4,091	125,594
Sysco Corp.	12,590	384,750
Walgreen Co.	20,049	898,997
Wal-Mart Stores, Inc.	50,073	2,412,016
Whole Foods Market, Inc.	2,820	182,285
		5,612,593

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Food Products 1.16%
Archer-Daniels-Midland Co	12,873	$531,397
Campbell Soup Co.	3,854	143,022
ConAgra Foods, Inc.	10,581	233,946
Dean Foods Co. *	2,590	96,322
General Mills, Inc.	7,195	371,694
H.J. Heinz Co.	6,756	278,482
Hershey Co., The	3,528	194,287
Kellogg Co.	4,971	240,746
McCormick & Company, Inc.	2,537	85,116
Sara Lee Corp.	15,340	245,747
Tyson Foods, Inc.	5,240	77,866
Wm. Wrigley Jr. Co.	4,497	203,984
		2,702,609
Gas Utilities 0.03%
Nicor, Inc. #	919	38,138
Peoples Energy Corp. #	756	27,148
		65,286
Health Care Equipment & Supplies 1.54%
Bausch & Lomb, Inc.	1,103	54,091
Baxter International, Inc.	12,741	468,359
Becton, Dickinson & Co.	4,918	300,637
Biomet, Inc. #	4,868	152,320
Boston Scientific Corp. *	24,658	415,241
C. R. Bard, Inc.	2,080	152,381
Hospira, Inc. *	3,163	135,819
Medtronic, Inc. #	24,151	1,133,165
St. Jude Medical, Inc.	7,378	239,195
Stryker Corp.	5,842	246,007
Zimmer Holdings, Inc. *	4,986	282,806
		3,580,021
Health Care Providers & Services 2.68%
Aetna, Inc.	11,508	459,514
AmerisourceBergen Corp.	4,222	176,986
Cardinal Health, Inc.	8,463	544,425
Caremark Rx, Inc.	8,910	444,342
CIGNACorp.	2,408	237,212
Coventry Health Care, Inc. *	3,150	173,061
Express Scripts, Inc. *	2,952	211,776
HCA, Inc. #	8,137	351,112
Health Management Associates, Inc.	4,945	97,466
Humana, Inc. *	3,274	175,814
Laboratory Corporation of America Holdings *#	2,450	152,463
Manor Care, Inc. #	1,571	73,711
McKesson Corp.	6,217	293,940
Medco Health Solutions, Inc. *	6,184	354,220
Patterson Companies, Inc. *#	2,820	98,503
Quest Diagnostics, Inc.	3,094	185,392
Tenet Healthcare Corp.	9,468	66,087
UnitedHealth Group, Inc.	26,963	1,207,403
WellPoint, Inc. *	12,662	921,414
		6,224,841
Health Care Technology 0.05%
IMS Health, Inc. #	4,200	112,770
Hotels, Restaurants & Leisure 1.41%
Carnival Corp.	8,775	366,268
Darden Restaurants, Inc.	2,566	101,100
Harrah’s Entertainment, Inc.	3,692	262,797
Hilton Hotels Corp.	6,671	188,656
Marriott International, Inc.	6,608	251,897
McDonald’s Corp. #	25,267	$848,971
Starbucks Corp. *#	15,302	577,804
Starwood Hotels & Resorts Worldwide, Inc.	4,408	265,979
Wendy’s International, Inc. #	2,310	134,650
Yum! Brands, Inc.	5,476	275,279
		3,273,401
Household Durables 0.66%
Black & Decker Corp., The #	1,615	136,403
Centex Corp.	2,512	126,354
D.R. Horton, Inc. #	5,350	127,437
Fortune Brands, Inc.	3,007	213,527
Harman International Industries, Inc.	1,340	114,396
KB Home #	1,560	71,526
Leggett & Platt, Inc.	3,601	89,953
Lennar Corp.	2,810	124,680
Newell Rubbermaid, Inc. #	5,499	142,039
Pulte Homes, Inc.	4,368	125,755
Snap-on, Inc. #	1,212	48,989
Stanley Works, The	1,509	71,255
Whirlpool Corp.	1,586	131,083
		1,523,397
Household Products 2.16%
Clorox Co., The	3,017	183,946
Colgate-Palmolive Co.	10,337	619,186
Kimberly-Clark Corp.	9,230	569,491
Procter & Gamble Co., The	65,524	3,643,134
		5,015,757
Independant Power Producers & Traders 0.75%
AES Corp., The *	13,242	244,315
Constellation Energy Group	3,605	196,545
Duke Energy Corp.	24,494	719,389
Dynegy, Inc. *	5,438	29,746
TXU Corp. #	9,244	552,699
		1,742,694
Industrial Conglomerates 4.06%
3M Co.	15,195	1,227,300
General Electric Co. §	207,805	6,849,253
Textron, Inc.	2,685	247,503
Tyco International, Ltd.	40,020	1,100,550
		9,424,606
Insurance 4.66%
Ace, Ltd.	6,519	329,796
AFLAC, Inc.	9,779	453,257
Allstate Corp., The #	12,597	689,434
Ambac Financial Group, Inc.	2,120	171,932
American International Group, Inc.	52,060	3,074,143
Aon Corp. #	6,419	223,510
Chubb Corp., The	8,056	401,994
Cincinnati Financial Corp.	3,565	167,591
Genworth Financial, Inc.	7,130	248,409
Hartford Financial Services Group, Inc., The #	6,049	511,745
Lincoln National Corp. ***	5,649	318,830
Loews Corp.	8,163	289,378
Marsh & McLennan Companies, Inc. #	11,077	297,861
MBIA, Inc. #	2,675	156,621
MetLife, Inc. #	15,226	779,723
Principal Financial Group, Inc., The	5,703	317,372
Progressive Corp., The	15,419	396,422
Prudential Financial, Inc.	9,938	772,183

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Insurance - Continued
Safeco Corp.	2,518	$141,889
St. Paul Travelers Companies, Inc., The	14,086	627,954
Torchmark Corp.	2,089	126,844
UnumProvident Corp. #	5,958	108,019
XL Capital, Ltd. #	3,452	211,608
		10,816,515
Internet & Catalog Retail 0.40%
Amazon.com, Inc. *#	6,280	242,910
eBay, Inc. *#	23,098	676,540
		919,450
Internet Software & Services 1.15%
Google, Inc. *	4,122	1,728,478
VeriSign, Inc. *	4,980	115,387
Yahoo!, Inc. *	24,974	824,142
		2,668,007
IT Services 1.01%
Affiliated Computer Services, Inc. *	2,290	118,187
Automatic Data Processing, Inc.	11,687	530,005
Computer Sciences Corp.	3,714	179,906
Convergys Corp. *	2,833	55,243
Electronic Data Systems Corp.	10,537	253,520
First Data Corp.	15,162	682,896
Fiserv, Inc. *	3,685	167,152
Paychex, Inc. #	6,824	266,000
Sabre Holdings Corp. #	2,541	55,902
Unisys Corp. *#	6,654	41,787
		2,350,598
Leisure Equipment & Products 0.17%
Brunswick Corp.	1,901	63,208
Eastman Kodak Co. #	5,796	137,829
Hasbro, Inc.	3,541	64,127
Mattel, Inc.	7,585	125,228
		390,392
Life Sciences Tools & Services 0.27%
Applera Corporation - Applied Biosystems Group	3,680	119,048
Fisher Scientific International, Inc.	2,500	182,625
Millipore Corp. *	953	60,029
PerkinElmer, Inc.	2,632	55,009
Thermo Electron Corp. #	3,343	121,150
Waters Corp. *	2,173	96,481
		634,342
Machinery 1.57%
Caterpillar, Inc. #	13,490	1,004,735
Cummins, Inc.	868	106,113
Danaher Corp.	4,605	296,194
Deere & Co.	4,728	394,741
Dover Corp.	4,038	199,598
Eaton Corp.	2,950	222,430
Illinois Tool Works, Inc.	8,294	393,965
Ingersoll-Rand Co.	6,648	284,401
ITT Industries, Inc.	3,800	188,100
Navistar International Corp. #	1,346	33,125
PACCAR, Inc.	3,371	277,703
Pall Corp.	2,513	70,364
Parker-Hannifin Corp.	2,366	183,602
		3,655,071
Media 3.39%
CBS Corp.	15,120	$408,996
Clear Channel Communications, Inc.	10,281	318,197
Comcast Corp. *#	42,549	1,393,054
Dow Jones & Company, Inc.	1,149	40,226
E.W. Scripps Co., The	1,740	75,064
Gannett Company, Inc.	4,855	271,540
Interpublic Group of Companies, Inc., The *#	9,055	75,609
McGraw-Hill Companies, Inc., The	7,336	368,487
Meredith Corp.	819	40,573
New York Times Co., The #	3,066	75,240
News Corporation, Inc., Class A	47,010	901,652
Omnicom Group, Inc.	3,552	316,448
Time Warner, Inc. #	85,310	1,475,863
Tribune Co.	4,201	136,238
Univision Communications, Inc. *#	4,669	156,411
Viacom, Inc. *	14,258	511,007
Walt Disney Co., The	43,809	1,314,270
		7,878,875
Metals & Mining 0.92%
Alcoa, Inc.	17,172	555,686
Allegheny Technologies, Inc.	1,653	114,453
Freeport-McMoRan Copper & Gold, Inc., Class B #	3,641	201,748
Newmont Mining Corp.	8,772	464,302
Nucor Corp.	6,176	335,048
Phelps Dodge Corp. #	3,986	327,490
United States Steel Corp.	2,045	143,395
		2,142,122
Multiline Retail 1.16%
Big Lots, Inc.	2,474	42,256
Dillards, Inc.	1,072	34,143
Dollar General Corp.	6,690	93,526
Family Dollar Stores, Inc.	3,109	75,953
Federated Department Stores, Inc.	10,802	395,353
J.C. Penney Company, Inc.	4,678	315,812
Kohl’s Corp. *	6,986	413,012
Nordstrom, Inc.	4,370	159,505
Sears Holdings Corp. *#	2,007	310,764
Target Corp.	17,416	851,120
		2,691,444
Multi-Utilities & Unregulated Power 1.10%
Ameren Corp. #	4,096	206,848
CenterPoint Energy, Inc.	6,261	78,262
CMS Energy Corp. *	4,178	54,063
Consolidated Edison, Inc. #	4,942	219,622
Dominion Resources, Inc.	7,000	523,530
DTE Energy Co.	3,660	149,108
KeySpan Corp.	3,635	146,854
NiSource, Inc.	5,277	115,250
PG&E Corp.	6,919	271,778
Public Service Enterprise Group, Inc. #	4,941	326,699
Sempra Energy	5,148	234,131
TECO Energy, Inc.	4,457	66,588
Xcel Energy, Inc. #	8,200	157,276
		2,550,009
Office Electronics 0.11%
Xerox Corp. *#	18,511	257,488

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Oil & Gas Consumable Fuels 8.07%
Anadarko Petroleum Corp.	9,216	$439,511
Apache Corp.	6,666	454,954
Chesapeake Energy Corp. #	7,600	229,900
Chevron Corp.	44,235	2,745,224
ConocoPhillips	33,058	2,166,291
CONSOL Energy, Inc.	2,615	122,173
Devon Energy Corp.	8,850	534,628
El Paso Corp.	13,747	206,205
EOG Resources, Inc.	4,920	341,153
Exxon Mobil Corp.	120,917	7,418,258
Hess Corp.	4,800	253,680
Kerr-McGee Corp.	4,452	308,746
Kinder Morgan, Inc.	2,063	206,073
Marathon Oil Corp.	7,393	615,837
Murphy Oil Corp.	3,420	191,041
Occidental Petroleum Corp.	8,686	890,749
Sunoco, Inc.	2,722	188,607
Valero Energy Corp.	12,220	812,874
Williams Companies, Inc., The	11,780	275,181
XTO Energy, Inc.	7,333	324,632
		18,725,717
Paper & Forest Products 0.34%
International Paper Co. #	10,018	323,581
Louisiana-Pacific Corp. #	2,249	49,253
MeadWestvaco Corp.	3,624	101,218
Weyerhaeuser Co.	4,890	304,402
		778,454
Personal Products 0.19%
Alberto-Culver Co., Class B	1,507	73,421
Avon Products, Inc.	8,950	277,450
Estee Lauder Companies, Inc.	2,470	95,515
		446,386
Pharmaceuticals 6.39%
Abbott Laboratories	30,596	1,334,292
Allergan, Inc.	3,090	331,433
Barr Pharmaceuticals, Inc. *	2,160	103,010
Bristol-Myers Squibb Co.	39,423	1,019,479
Eli Lilly & Co.	22,757	1,257,779
Forest Laboratories, Inc. *	6,481	250,750
Johnson & Johnson #	59,123	3,542,650
King Pharmaceuticals, Inc. *	4,999	84,983
Merck & Company, Inc.	43,523	1,585,543
Mylan Laboratories, Inc. #	4,300	86,000
Pfizer, Inc.	146,304	3,433,755
Schering-Plough Corp	29,472	560,852
Watson Pharmaceuticals, Inc. *	2,166	50,424
Wyeth	26,711	1,186,236
		14,827,186
Real Estate Investment Trusts 0.94%
Apartment Investment & Management Co., REIT	1,912	83,076
Archstone-Smith Trust, REIT	4,410	224,337
Boston Properties, Inc., REIT	1,750	158,200
Equity Office Properties Trust, REIT	7,318	267,180
Equity Residential, REIT	5,924	264,981
Kimco Realty Corp., REIT	4,140	151,069
Plum Creek Timber Company, Inc.	3,696	131,208
ProLogis, REIT	4,949	257,942
Public Storage, Inc., REIT #	1,600	121,440
Simon Property Group, Inc., REIT	3,642	302,067
Vornado Realty Trust, REIT	2,340	228,267
		2,189,767
Road & Rail 0.82%
Burlington Northern Sante Fe Corp.	7,432	$588,986
CSX Corp.	4,348	306,273
Norfolk Southern Corp.	8,302	441,832
Ryder System, Inc.	1,348	78,764
Union Pacific Corp. #	5,368	499,009
		1,914,864
Semiconductors & Semiconductor Equipment 2.69%
Advanced Micro Devices, Inc.	9,509	232,210
Altera Corp. *#	7,259	127,395
Analog Devices, Inc.	7,405	237,997
Applied Materials, Inc.	31,812	517,899
Broadcom Corp. *#	8,792	264,200
Freescale Semiconductor, Inc., Class B *	8,282	243,491
Intel Corp. #	116,033	2,198,825
KLA-Tencor Corp.	3,955	164,409
Linear Technology Corp.	6,295	210,820
LSI Logic Corp. *#	7,628	68,271
Maxim Integrated Products, Inc.	6,623	212,665
Micron Technology, Inc.	13,805	207,903
National Semiconductor Corp.	6,654	158,698
Novellus Systems, Inc. *	2,646	65,356
NVIDIA Corp. *	6,800	144,772
PMC-Sierra, Inc. *	3,488	32,787
Teradyne, Inc. *	3,763	52,419
Texas Instruments, Inc.	30,971	938,112
Xilinx, Inc.	6,955	157,531
		6,235,760
Software 3.16%
Adobe Systems, Inc. *	12,230	371,303
Autodesk, Inc. *	4,740	163,340
BMC Software, Inc. *	4,076	97,416
CA, Inc. #	9,043	185,834
Citrix Systems, Inc. *	3,419	137,239
Compuware Corp. *	7,784	52,153
Electronic Arts, Inc. *#	6,092	262,200
International Game Technology #	6,868	260,572
Intuit, Inc. *#	3,545	214,083
Microsoft Corp.	175,218	4,082,579
Novell, Inc. *#	7,828	51,900
Oracle Corp. *#	75,848	1,099,038
Parametric Technology Corp. *	2,017	25,636
Symantec Corp. *	20,814	323,450
		7,326,743
Specialty Retail 2.04%
AutoNation, Inc. *#	2,735	58,638
AutoZone, Inc. *	1,158	102,136
Bed Bath & Beyond, Inc. *	5,704	189,202
Best Buy Company, Inc. #	7,966	436,855
Circuit City Stores-Circuit City Group	3,012	81,987
Gap, Inc., The	11,585	201,579
Home Depot, Inc., The	41,183	1,473,940
Limited Brands	6,837	174,959
Lowe’s Companies, Inc. #	15,419	935,471
Office Depot, Inc. *	5,843	222,034
OfficeMax, Inc.	1,274	51,915
RadioShack Corp. #	2,818	39,452
Sherwin-Williams Co., The	2,146	101,892
Staples, Inc.	14,547	353,783
Tiffany & Co. #	2,977	98,301
TJX Companies, Inc., The	9,382	214,473
		4,736,617

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Textiles, Apparel & Luxury Goods 0.35%
Coach, Inc. *	7,670	$229,333
Jones Apparel Group, Inc.	2,303	73,212
Liz Claiborne, Inc.	2,152	79,753
Nike, Inc., Class B #	3,675	297,675
V.F. Corp.	1,860	126,331
		806,304
Thrifts & Mortgage Finance 1.59%
Countrywide Financial Corp. #	12,136	462,139
Fannie Mae	19,203	923,664
Freddie Mac	13,800	786,738
Golden West Financial Corp.	5,128	380,498
MGIC Investment Corp. #	1,794	116,610
Sovereign Bancorp, Inc. #	7,602	154,397
Washington Mutual, Inc.	19,083	869,803
		3,693,849
Tobacco 1.47%
Altria Group, Inc.	41,852	3,073,192
Reynolds American, Inc.	1,629	187,824
UST, Inc. #	3,366	152,110
		3,413,126
Trading Companies & Distributors 0.05%
W.W. Grainger, Inc. #	1,581	118,939
Wireless Telecommunication Services 0.78%
Alltel Corp.	7,763	495,512
Embarq Corp. *	2,970	121,740
Sprint Nextel Corp.	59,407	1,187,546
		1,804,798

TOTAL COMMON STOCK (Cost $227,626,567)		229,898,564

Company	Principal Value	Market Value

SHORT-TERM INVESTMENTS 0.06%

U.S. Treasury Bills, Bonds, and Notes 0.06%
U.S. Treasury Bill, 4.730%, due 09/07/06 §	$130,000	$128,863

TOTAL SHORT-TERM INVESTMENTS (Cost $128,863)		128,863

SECURITIES LENDING COLLATERAL 18.61%
Short-Term Investments 18.61%
Citibank Investors Principal
Preservation Trust I, 5.250% **	43,194,585	43,194,585

TOTAL SECURITIES LENDING COLLATERAL (Cost $43,194,585)		43,194,585

TOTAL INVESTMENTS (Cost $270,950,015)	117.74%	273,222,012

OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $43,194,585)	(17.74)%	(41,159,559)

TOTAL NET ASSETS	100.00%	$232,062,453

#      All or a portion of this security is on loan (See Note B).

§      Security or a portion of the security pledged to cover the margin and collateral requirements for futures (Note B). At the end of the period, the aggregate market value of the securities pledged, not including cash, was $2,594,000. The underlying face amount, at market value, of the open futures contracts was $1,983,070 at June 30, 2006.

*      Non-income producing security.

**   Security pledged as collateral for the securities on loan, which were valued at $41,709,127 at June 30, 2006.

*** Affiliated issuer. Investments in companies considered to be affiliates of the Portfolio are as follows:

				Realized
	Balance at	Gross	Gross	Gains	Market Value	Dividend
Company	Beginning of Period	Additions	Reductions	During the Period	at 06/30/06	Income
Jefferson-Pilot Corporation	$164,243	$—	$157,436	$29,195	$—	$1,121
Lincoln National Corporation	191,279	145,796	20,867	7,972	318,830	3,658
Mellon Financial Corporation	297,496	—	10,040	1,045	289,419	3,587
	$653,018				$608,249	$8,366

Jefferson-Pilot Corporation is the parent company of the Fund’s adviser, Jefferson Pilot Investment Advisory Corporation.

Jefferson-Pilot Corporation merged with Lincoln National Corporation April 1, 2006.

Mellon Financial Corporation is the parent company of the Portfolio’s subadviser, Mellon Capital Management Corporation.

REIT - Real Estate Investment Trust

See notes to financial statements.

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Credit Suisse Asset Management, LLC (Since 08/28/97) Stephen J. Kaszynski, CFA, Managing Director Robert E. Rescoe, CFA, Managing Director Adam Scheiner, CFA, Director

INVESTMENT OBJECTIVE

The objective of the Value Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, to seek a reasonable level of current income.

VALUE PORTFOLIO

AND THE RUSSELL 1000® VALUE INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Value	Value Index
YTD	4.43%	6.56%
1 Year	9.93%	12.10%
5 Year	4.49%	6.90%
10 Year	9.31%	10.85%
Inception	10.72%	12.51%

Inception Date - May 1, 1992. Past performance is not predicative of future performance.

*         This graph compares an initial $10,000 investment made in the Value Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 1000® Value Index.  For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 1000® Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES †	% OF NET ASSETS

Oil & Gas Consumable Fuels	11.59%
Diversified Financial Services	9.10%
Pharmaceuticals	8.42%
Aerospace & Defense	6.58%
Commercial Banks	6.28%
Insurance	5.52%
Capital Markets	3.71%
Industrial Conglomerates	3.64%
Specialty Retail	3.57%
Electric Utilities	3.39%

TOP TEN HOLDINGS †	% OF NET ASSETS

Exxon Mobil Corp.	4.56%
Bank of America Corp.	4.18%
Wells Fargo & Co.	3.60%
Chevron Corp.	3.53%
Citigroup, Inc.	3.28%
Pfizer, Inc.	2.91%
United Technologies Corp.	2.88%
General Electric Co.	2.57%
Altria Group, Inc.	2.52%
AT&T, Inc.	2.26%

†  Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.  Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

PORTFOLIO COMMENTARY

The Market: Positive despite turbulence

The period was a positive, though volatile, one for the stock market. Equities rose into early May, but hit turbulence on heightened inflation and interest-rate worries, turning sharply down into mid June. The market staged a late-period rally, however, after the US Federal Reserve hinted that an end to its monetary tightening cycle might be relatively near. From a sector standpoint, energy stocks outperformed, supported by high oil prices. Utilities also performed well, while the health care and technology sectors underperformed. Value stocks outperformed growth stocks across the market capitalization range.

Strategic Review: Market volatility and the search for value

The Value Portfolio participated in the market’s rally but trailed its benchmark. This was due in part to certain technology holdings, such as Microsoft and International Business Machines (1.1% and 2.2% of the Portfolio’s assets, respectively, as of June 30, 2006) that had lagged when more-speculative technology stocks were in favor, and as a result underperformed for the period as a whole. The Portfolio’s health care and financial services stocks also underperformed. On the positive side, the Portfolio’s performance was aided by good stock selection in the energy-services sector, as well as its overweighting in that sector. The Portfolio’s producer durables holdings also had good performance.

In terms of noteworthy recent Portfolio activity, our purchases included Abbott Laboratories (1.6% of the Portfolio’s assets as of June 30, 2006), a health care products company, using weakness in the stock price as a buying opportunity. We believe that the company has the potential to improve its growth rate and relative valuation. We also established a position in Carnival Corp. (0.5% of the Portfolio’s assets as of June 30, 2006), an operator of cruise ships. The company’s stock had declined over 25% from a recent high, reaching a valuation level we deemed attractive. We believe that demand and pricing for the company’s Caribbean market might be stabilizing, and energy prices could become less of a hindrance to earnings going forward. Our sales included a number of stocks that had appreciated to reach our price target, such as McDonalds and JC Penney.

Going forward, we will continue to adhere to our general strategy of investing in dividend-paying stocks of companies with large market capitalizations. Using proprietary bottom-up equity research and detailed quantitative analyses, we look for stocks that are deeply discounted relative to our view of their upside potential, in terms of valuation and/or income, with an emphasis on companies that stand to benefit from the positive impact of a likely significant event.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 98.73%

Aerospace & Defense 6.58%
Goodrich Corp.	11,300	$455,277
L-3 Communications Holdings, Inc.	23,300	1,757,286
Precision Castparts Corp.	21,000	1,254,960
United Technologies Corp.	42,500	2,695,350
		6,162,873
Beverages 1.08%
Coca-Cola Co., The	23,500	1,010,970
Building Products 1.52%
American Standard Companies, Inc.	32,800	1,419,256
Capital Markets 3.71%
Goldman Sachs Group, Inc., The	2,200	330,946
Lehman Brothers Holdings, Inc.	21,100	1,374,665
Morgan Stanley	27,900	1,763,559
		3,469,170
Chemicals 1.21%
Dow Chemical Co., The #	29,100	1,135,773
Commercial Banks 6.28%
Mercantile Bankshares Corp.	33,350	1,189,595
U.S. Bancorp	42,900	1,324,752
Wells Fargo & Co.	50,200	3,367,416
		5,881,763
Communications Equipment 0.85%
Motorola, Inc. #	39,300	791,895
Computers & Peripherals 2.24%
International Business Machines Corp.	27,300	2,097,186
Consumer Finance 2.56%
American Express Co.	18,400	979,248
Capital One Financial Corp.	16,600	1,418,470
		2,397,718
Containers & Packaging 0.97%
Crown Holdings, Inc. *	58,500	910,845
Diversified Financial Services 9.10%
Bank of America Corp.	81,380	3,914,379
Citigroup, Inc. #	63,700	3,072,888
JPMorgan Chase & Co.	36,500	1,533,000
		8,520,267
Diversified Telecommunication Services 2.26%
AT&T, Inc. #	75,800	2,114,062
Electric Utilities 3.39%
Exelon Corp. #	29,900	1,699,217
PPL Corp. #	45,800	1,479,340
		3,178,557
Electrical Equipment 1.32%
Emerson Electric Co.	14,700	1,232,007
Energy Equipment & Services 1.73%
Halliburton Co. #	15,300	1,135,413
Nabors Industries, Ltd. *#	14,300	483,197
		1,618,610
Food & Staples Retailing 1.36%
CVS Corp.	41,500	1,274,050
Food Products 1.00%
Kellogg Co.	19,300	934,699
Health Care Providers & Services 0.99%
Aetna, Inc.	23,200	926,376
Hotels, Restaurants & Leisure 0.52%
Carnival Corp. #	11,600	484,184
Household Products 1.26%
Procter & Gamble Co., The	21,200	1,178,720
Independent Power Producers & Traders 0.26%
TXU Corp. #	4,100	245,139
Industrial Conglomerates 3.64%
3M Co. #	12,400	1,001,548
General Electric Co.	72,900	2,402,784
		3,404,332
Insurance 5.52%
AFLAC, Inc.	30,600	$1,418,310
Hartford Financial Services Group, Inc., The	24,900	2,106,540
St. Paul Travelers Companies, Inc., The	36,900	1,645,002
		5,169,852
IT Services 0.99%
First Data Corp.	20,500	923,320
Machinery 0.73%
Deere & Co.	8,200	684,618
Multiline Retail 1.03%
Kohl’s Corp. *	16,300	963,656
Oil & Gas Consumable Fuels 11.59%
Chevron Corp.	53,200	3,301,592
ConocoPhillips #	15,420	1,010,473
Exxon Mobil Corp.	69,600	4,269,960
Newfield Exploration Co. *	24,500	1,199,030
Noble Energy, Inc.	22,700	1,063,722
		10,844,777
Paper & Forest Products 0.97%
International Paper Co. #	28,000	904,400
Personal Products 1.08%
Alberto-Culver Co., Class B	20,800	1,013,376
Pharmaceuticals 8.42%
Abbott Laboratories	34,400	1,500,184
Johnson & Johnson	34,200	2,049,264
Pfizer, Inc.	116,200	2,727,214
Wyeth	36,100	1,603,201
		7,879,863
Real Estate Investment Trusts 1.81%
Annaly Mortgage Management, Inc., REIT #	82,600	1,058,106
Liberty Property Trust, REIT	14,500	640,900
		1,699,006
Semiconductors & Semiconductor Equipment 0.63%
Applied Materials, Inc.	36,100	587,708
Software 1.14%
Microsoft Corp. #	45,800	1,067,140
Specialty Retail 3.57%
Abercrombie & Fitch Co.	16,400	909,052
Home Depot, Inc., The	45,000	1,610,550
Office Depot, Inc. *	21,600	820,800
		3,340,402
Thrifts & Mortgage Finance 2.34%
Freddie Mac	14,800	843,748
Hudson City Bancorp, Inc.	100,833	1,344,104
		2,187,852
Tobacco 2.52%
Altria Group, Inc.	32,100	2,357,103
Wireless Telecommunication Services 2.56%
Alltel Corp. #	20,900	1,334,047
Sprint Nextel Corp.	53,300	1,065,467
		2,399,514
TOTAL COMMON STOCK (Cost $82,980,920)		92,411,039

	Principal Value
SECURITIES LENDING COLLATERAL 11.21%
Short-Term Investments 11.21%
Citibank Investors Principal Preservation Trust I, 5.250% **	$10,488,149	10,488,149
TOTAL SECURITIES LENDING COLLATERAL (Cost $10,488,149)		10,488,149
TOTAL INVESTMENTS (Cost $93,469,069)	109.94%	102,899,188
OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $10,488,149)	(9.94)%	(9,303,881)
TOTAL NET ASSETS	100.00%	$93,595,307

#             All or a portion of this security is on loan (See Note B).

*             Non-income producing security.

**      Security pledged as collateral for the securities on loan, which were valued at $10,160,963 at June 30, 2006.

REIT - Real Estate Investment Trust

See notes to financial statements.

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MID-CAP GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Turner Investment Partners, Inc.

Christopher K. McHugh, Vice President and Senior Portfolio Manager

William C. McVail, CFA, Senior Portfolio Manager

Robert E. Turner, CFA, Chairman and Chief Investment Officer

INVESTMENT OBJECTIVE

The Mid-Cap Growth Portfolio seeks capital appreciation by investing primarily in common stocks and other equity securities of midsize U.S. companies that the Sub-Adviser believes offer strong earnings growth potential.

MID-CAP GROWTH PORTFOLIO
AND THE RUSSELL MIDCAP® GROWTH INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Mid-Cap	Russell Midcap®
	Growth	Growth Index
YTD	4.14%	2.56%
1 Year	15.79%	13.04%
5 Year	2.77%	4.76%
Inception	2.71%	4.52%

Inception Date - May 1, 2001. Past performance is not predictive of future performance.

*             This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell Midcap® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell Midcap® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES †	% OF NET ASSETS

Software	6.82%
Hotels, Restaurants & Leisure	6.73%
Semiconductors & Semiconductor Equip.	5.85%
Oil & Gas Consumable Fuels	5.80%
Health Care Providers & Services	4.69%
Energy Equipment & Services	3.99%
Wireless Telecomm. Services	3.92%
Capital Markets	3.32%
Electrical Equipment	3.30%
Machinery	3.23%

TOP TEN HOLDINGS †	% OF NET ASSETS

NII Holdings, Inc., Class B	2.21%
International Game Technology	2.17%
Quest Diagnostics, Inc.	2.08%
Coach, Inc.	1.85%
Whole Foods Market, Inc.	1.59%
Akamai Technologies, Inc.	1.57%
Hansen Natural Corp.	1.54%
Celgene Corp.	1.54%
AMETEK, Inc.	1.46%
C.H. Robinson Worldwide, Inc.	1.45%

†       Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

PORTFOLIO COMMENTARY

Market Review

For the first half of 2006 the Mid-Cap Growth Portfolio gained 4.14% versus a 2.56% increase in the Russell MidCap® Growth Index.

After a very strong first quarter, the equity markets gave ground during the second quarter due largely to concerns that continued Fed tightening would lead to lower economic growth. During the second quarter, the Federal Reserve raised rates for the 16th and 17th times since June 2004. The apparent fear among investors is that rising rates and accelerating inflation will stifle economic growth, which would in turn likely hurt corporate profits and stocks.

Portfolio Review

For the six-month period ending June 30, 2006, stock selection was strongest in the producer durables, consumer staples, and materials-processors sectors while holdings in healthcare and autos and transportation detracted from performance. Overall, seven of the Portfolio’s ten sector positions beat their corresponding index sectors.

Growth-oriented holdings in the producer durables, consumer staples, and materials-processors, a 17% weighting, contributed the most to performance. Truck/construction/farm machinery, electronic equipment, beverage, steel, engineering, and aerospace-defense shares had the strongest returns.

The greatest detractors from performance were healthcare and autos-transportation stocks, which amounted to a 19% weighting. Services to health industry, managed healthcare, pharmaceuticals, air freight and railroad shares recorded relative losses compared to the benchmark.

For our part, our emphasis, as always, is on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunications, and wireless industries.

Outlook

From our bottom-up perspective (which focuses on the business fundamentals of individual companies, not economic trends), we see a healthy rate of earnings growth continuing, a synchronized global economic expansion, and productivity gains keeping inflation low — all of which should be good for stocks. In our estimation, if the market has a safety net now, it’s the skepticism of a large number of investors. We think the earnings outlook is especially promising: the companies in the Russell Midcap® Growth Index are expected to increase their earnings per share by 18.6% over the next 12 months, according to a consensus of Wall Street analysts (whose earnings estimates have tended to be conservative in recent years).

Looking ahead, the market is likely to wait and see if the Fed is finally done boosting rates before making any sustained move upward. On the plus side, four catalysts have been helping to support the market, and may power any future rally. First, corporate earnings remain strong. Companies will begin reporting their earnings for the second quarter this month, and Wall Street analysts expect operating earnings to rise by a double-digit percentage for the 12th consecutive quarter. Second, companies are on a mergers-and-acquisitions tear, arranging deals that could exceed $3.5 trillion in value by year-end, according to Thomson Financial. Third, companies are spending record amounts repurchasing their own stock. Finally, insider selling is low, which suggests that corporate executives are bullish on their companies’ prospects and the return potential of their companies’ shares.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 99.37%

Aerospace & Defense 1.45%
Precision Castparts Corp.	6,660	$398,002
Air Freight & Logistics 1.45%
C.H. Robinson Worldwide, Inc.	7,490	399,217
Airlines 0.54%
US Airways Group, Inc. *#	2,940	148,588
Beverages 1.54%
Hansen Natural Corp. *#	2,230	424,525
Biotechnology 1.54%
Celgene Corp. *	8,930	423,550
Capital Markets 3.32%
Affiliated Managers Group, Inc. *#	3,170	275,441
Investment Technology Group, Inc. *	3,120	158,683
Northern Trust Corp.	2,870	158,711
T. Rowe Price Group, Inc. #	8,440	319,116
		911,951
Chemicals 0.54%
Ecolab, Inc.	3,650	148,117
Commercial Banks 1.96%
Colonial BancGroup, Inc., The	9,560	245,501
East West Bancorp, Inc. #	5,260	199,407
Whitney Holding Corp.	2,670	94,438
		539,346
Commercial Services & Supplies 2.75%
Manpower, Inc. #	5,440	351,424
Monster Worldwide, Inc. *	5,270	224,818
Republic Services, Inc. #	4,430	178,706
		754,948
Communications Equipment 3.21%
Ciena Corp. *	37,240	179,124
F5 Networks, Inc. *	2,900	155,092
Finisar Corp. *	40,920	133,808
JDS Uniphase Corp. *#	96,300	243,639
Redback Networks, Inc. *	9,350	171,479
		883,142
Computers & Peripherals 2.21%
Network Appliance, Inc. *	5,320	187,796
Rackable Systems, Inc. *	4,860	191,921
SanDisk Corp. *	4,460	227,371
		607,088
Construction Materials 0.65%
Martin Marietta Materials, Inc.	1,960	178,654
Diversified Financial Services 1.46%
Chicago Mercantile Exchange, The	500	245,575
Nasdaq Stock Market, Inc. *	5,170	154,583
		400,158
Electrical Equipment 3.30%
AMETEK, Inc.	8,490	402,256
General Cable Corp. *#	5,950	208,250
Roper Industries, Inc.	6,320	295,460
		905,966
Electronic Equipment & Instruments 0.69%
Itron, Inc. *	3,210	190,225
Energy Equipment & Services 3.99%
Cameron International Corp. *	5,730	$273,722
Diamond Offshore Drilling, Inc. #	2,620	219,897
Grant Prideco, Inc. *#	5,310	237,622
National Oilwell Varco, Inc. *	5,770	365,356
		1,096,597
Food & Staples Retailing 1.59%
Whole Foods Market, Inc. #	6,770	437,613
Health Care Equipment & Supplies 2.93%
Dade Behring Holdings, Inc.	4,500	187,380
Intuitive Surgical, Inc. *	1,910	225,323
ResMed, Inc. *#	5,300	248,835
Varian Medical Systems, Inc.	3,030	143,471
		805,009
Health Care Providers & Services 4.69%
Coventry Health Care, Inc. *	1,070	58,786
DaVita, Inc. *#	6,460	321,062
Express Scripts, Inc. *	4,710	337,895
Quest Diagnostics, Inc.	9,540	571,637
		1,289,380
Hotels, Restaurants & Leisure 6.73%
Burger King Holdings, Inc. *#	7,200	113,400
Ctrip.com International, Ltd., ADR #	3,450	176,122
Panera Bread Co. *	1,850	124,394
Scientific Games Corp. *#	6,660	237,229
Starwood Hotels & Resorts Worldwide, Inc.	6,390	385,573
Station Casinos, Inc.	4,900	333,592
Wynn Resorts, Ltd. *	3,930	288,069
Yum! Brands, Inc.	3,790	190,523
		1,848,902
Industrial Conglomerates 1.51%
McDermott International, Inc. *	6,060	275,548
Textron, Inc.	1,530	141,035
		416,583
Insurance 0.74%
HCC Insurance Holdings, Inc.	6,900	203,136
Internet & Catalog Retail 2.72%
Coldwater Creek, Inc. *#	7,240	193,742
Nutri/System, Inc. *#	6,080	377,750
VistaPrint, Ltd. *#	6,620	177,019
		748,511
Internet Software & Services 2.31%
Akamai Technologies, Inc. *	11,910	431,023
aQuantive, Inc. *	8,070	204,413
		635,436
IT Services 2.49%
CheckFree Corp. *#	5,480	271,589
Fidelity National Information Services, Inc.	2,710	95,934
Global Payments, Inc.	3,410	165,555
MPS Group, Inc. *	10,070	151,654
		684,732
Life Sciences Tools & Services 2.48%
Covance, Inc. *#	3,550	217,331
Pharmaceutical Product Development, Inc.	5,830	204,750
Thermo Electron Corp. #	7,180	260,203
		682,284

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Machinery 3.23%
Bucyrus International, Inc. #	2,880	$145,440
Gardner Denver, Inc.	4,520	174,020
Harsco Corp.	2,510	195,680
Joy Global, Inc. #	3,720	193,775
Oshkosh Truck Corp.	580	27,562
Trinity Industries, Inc. #	3,725	150,490
		886,967
Media 0.60%
Lamar Advertising Co. *	3,060	164,812
Metals & Mining 0.64%
Allegheny Technologies, Inc.	2,540	175,870
Multiline Retail 1.19%
Nordstrom, Inc.	8,950	326,675
Oil & Gas Consumable Fuels 5.80%
Arch Coal, Inc. #	5,340	226,256
CNX Gas Corp. *	4,640	139,200
CONSOLEnergy, Inc.	5,830	272,378
Denbury Resources, Inc. *#	5,120	162,150
Frontier Oil Corp. #	5,940	192,456
Range Resources Corp. #	11,150	303,168
Southwestern Energy Co. *	3,700	115,292
Ultra Petroleum Corp. *#	3,100	183,737
		1,594,637
Personal Products 0.74%
Avon Products, Inc.	6,580	203,980
Pharmaceuticals 3.10%
Allergan, Inc.	3,600	386,136
Forest Laboratories, Inc. *	4,900	189,581
Shire Pharmaceuticals Group, PLC, ADR #	6,230	275,553
		851,270
Real Estate Investment Trusts 0.80%
Host Marriott Corp., REIT	10,003	218,766
Real Estate Management & Development 1.14%
CB Richard Ellis Group, Inc., Class A*	12,620	314,238
Road & Rail 1.08%
CSX Corp.	1,970	138,767
Landstar System, Inc.	3,350	158,220
		296,987
Semiconductors & Semiconductor Equipment 5.85%
ASMLHolding, NV *	8,090	163,580
Atheros Communications *#	8,270	156,799
Cymer, Inc. *#	5,230	242,986
Micron Technology, Inc.	16,190	243,821
PMC-Sierra, Inc. *#	20,070	188,658
Silicon Laboratories, Inc. *	5,390	189,459
SiRF Technology Holdings, Inc. *#	4,430	142,735
Varian Semiconductor Equipment Associates *	8,625	281,261
		1,609,299
Software 6.82%
BEASystems, Inc. *	19,610	$256,695
Citrix Systems, Inc. *	9,260	371,696
International Game Technology #	15,710	596,037
Red Hat, Inc. *#	12,190	285,246
Salesforce.com, Inc. *	7,460	198,884
Nuance Communications, Inc. *#	16,460	165,588
		1,874,146
Specialty Retail 1.96%
AnnTaylor Stores Corp. *	2,530	109,751
Circuit City Stores-Circuit City Group	9,900	269,478
Gymboree Corp., The *	4,600	159,896
		539,125
Textiles, Apparel & Luxury Goods 2.47%
Coach, Inc. *	16,960	507,104
Under Armour, Inc., Class A*#	4,010	170,906
		678,010
Trading Companies & Distributors 1.24%
WESCO International, Inc. *	4,960	342,240
Wireless Telecommunication Services 3.92%
Crown Castle International Corp. *	9,250	319,495
Leap Wireless International, Inc. *	3,160	149,942
NII Holdings, Inc., Class B *#	10,770	607,213
		1,076,650

TOTAL COMMON STOCK (Cost $24,097,071)		27,315,332

	Principal Value

SECURITIES LENDING COLLATERAL 31.55%

Short-Term Investments 31.55%
Citibank Investors Principal Preservation Trust I, 5.250% **	$8,671,171	8,671,171

TOTAL SECURITIES LENDING COLLATERAL (Cost $8,671,171)		8,671,171

TOTAL INVESTMENTS (Cost $32,768,242)	130.92%	35,986,503

OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $8,671,171)	(30.92)%	(8,498,569)

TOTAL NET ASSETS	100.00%	$27,487,934

# All or a portion of this security is on loan (See Note B).

* Non-income producing security.

** Security pledged as collateral for the securities on loan, which were valued at $8,390,215 at June 30, 2006.

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See notes to financial statements.

MID-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Wellington Management Company, LLP
James N. Mordy, Senior Vice President and Partner

INVESTMENT OBJECTIVE

The Mid-Cap Value Portfolio seeks long-term capital appreciation by investing primarily in equity securities of midsize companies that exhibit traditional value characteristics.

MID-CAP VALUE PORTFOLIO
AND THE RUSSELL 2500TM VALUE INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Mid-Cap	Russell 2500™
	Value	Value Index
YTD	6.28%	7.67%
1 Year	15.09%	12.52%
5 Year	10.43%	13.40%
Inception	10.31%	13.81%

Inception Date - May 1, 2001. Past performance is not predicative of future performance.

*             This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 2500™ Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 2500™ Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES †	% OF NET ASSETS

Insurance	6.73%
Media	6.02%
Machinery	5.17%
Electronic Equipment & Instruments	5.07%
Chemicals	4.85%
Pharmaceuticals	4.73%
Food Products	3.71%
Aerospace & Defense	3.59%
Containers & Packaging	3.51%
Oil & Gas Consumable Fuels	3.44%

TOP TEN HOLDINGS †	% OF NET ASSETS

Ambac Financial Group, Inc.	2.62%
Endo Pharmaceuticals Holdings, Inc.	2.62%
R.H. Donnelley Corp.	2.57%
Cinram International Income Fund	2.43%
PPLCorp.	2.32%
Arrow Electronics, Inc.	2.30%
Pactiv Corp.	2.27%
Goodrich Corp.	2.24%
Foot Locker, Inc.	1.99%
CIT Group, Inc.	1.82%

†       Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

PORTFOLIO COMMENTARY

Performance

Through the first half of 2006, the Mid-Cap Value Portfolio has returned 6.28%, 139 basis points behind the 7.67% return for the Russell 2500TM Value Index over the same period.

Review

During the period, US equities posted positive returns. Small and mid cap stocks outperformed larger cap stocks, as measured by the Russell 2000®, S&P 400® Midcap and S&P 500® indices, respectively. Value stocks continued to outperform growth during the period, as measured by the Russell 1000® Growth and Russell 1000® Value indices, driven by the relative strength of sectors like Materials, Energy, and Industrials.

The Portfolio’s underperformance relative to the benchmark was driven primarily by weak stock selection within Healthcare, Financials (largely due to our overweight position in the poor performing insurance industry), Consumer Staples and Telecommunications. The Fund’s three largest relative detractors were Impax Lab (Health Care), Barr Pharmaceuticals (Health Care) and RH Donnelly (Consumer Discretionary). Impax declined due to unresolved accounting issues. Barr Pharmaceuticals faced continued risk from generic competition to one of the company’s contraceptive drugs. RH Donnelly’s shares declined due to profit taking following the closing of their acquisition of Dex Media, and on conservative management’s guidance for the remainder of 2006. We held our positions in these stocks at the end of the period.

On an absolute basis, strong stock selection within six of the broad sectors of the market partially offset our disappointments. Information Technology, Materials and Consumer Discretionary were our best relative performers. Our top relative contributor to performance was Inco (Materials), whose shares were fueled by rapidly rising metal prices (particularly nickel) and their takeout offer from Teck Cominco. Other notable relative contributors were Terex, whose shares benefited from the company’s exposure to late cycle businesses such as aerials and cranes as well as secular strength in mining and Trinity, whose shares benefited from increasing profits in its North American rail car, wind tower and barge divisions, as well as strong fundamentals in construction. We sold our profitable position in Inco during the period.

Outlook

The US economy advanced at a healthy pace during the period but we do not believe this pace will be sustainable as the effects of a slowdown in housing and credit cycle tightening are felt. Home equity extraction fueled up to one-third of U.S. consumption spending during 2005, and the opportunity for homeowners to further tap this resource should be significantly diminished looking ahead. Although we expect some deceleration in the manufacturing sector over the next several quarters, capacity utilization has risen to its highest level since September 2000. This should help support healthy spending for equipment, while our infrastructure needs and a commercial construction upturn should support continued robust non-residential construction activity.

As of the end of the period, Information Technology, Industrials, Health Care and Consumer Discretionary were our largest overweight sectors. Note that our holdings in the Consumer Discretionary sector include certain specialty retailers that are not overly dependent on the consumer, and also casual dining restaurants which offer significant value to the consumer on their menus, thus have some appeal in more challenging times. Our largest underweight sectors were Financials and Utilities.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 97.96%

Aerospace & Defense 3.59%
Alliant Techsystems, Inc. *#	9,800	$748,230
Goodrich Corp.	31,000	1,248,990
		1,997,220
Airlines 0.80%
UALCorp. *	14,400	446,688
Auto Components 3.07%
American Axle & Manufacturing Holdings, Inc. #	25,000	427,750
BorgWarner, Inc.	9,600	624,960
Compagnie Generale des Etablissements Michelin, Class B	5,239	314,957
TRW Automotive Holdings Corp. *	12,400	338,272
		1,705,939
Biotechnology 1.18%
Theravance, Inc. *	28,700	656,656
Building Products 1.11%
American Standard Companies, Inc.	14,300	618,761
Capital Markets 2.49%
Affiliated Managers Group, Inc. *#	5,700	495,273
Apollo Investment Corp.	48,300	892,584
		1,387,857
Chemicals 4.85%
Albemarle Corp.	10,200	488,376
Ashland, Inc.	4,500	300,150
Chemtura Corp.	60,100	561,334
Cytec Industries, Inc.	18,000	965,880
Huntsman Corp. *	22,000	381,040
		2,696,780
Commercial Banks 2.14%
City National Corp.	2,700	175,743
Huntington Bancshares, Inc.	28,400	669,672
UnionBanCal Corp.	5,300	342,327
		1,187,742
Commercial Services & Supplies 2.59%
R.R. Donnelley & Sons Co.	23,400	747,630
United Stationers, Inc.	14,100	695,412
		1,443,042
Communications Equipment 1.22%
Arris Group, Inc. *	22,800	299,136
Powerwave Technologies, Inc. *	41,700	380,304
		679,440
Computers & Peripherals 2.59%
Avid Technology, Inc. *#	11,300	376,629
NCR Corp. *	17,400	637,536
QLogic Corp. *#	24,900	429,276
		1,443,441
Construction & Engineering 1.19%
URS Corp.	15,700	659,400

Containers & Packaging 3.51%
Pactiv Corp. *	51,000	$1,262,250
Temple-Inland, Inc.	16,100	690,207
		1,952,457
Diversified Financial Services 1.82%
CIT Group, Inc. #	19,400	1,014,426
Diversified Telecommunication Services 0.42%
Citizens Communications Co.	17,900	233,595
Electric Utilities 3.29%
Northeast Utilities #	26,300	543,621
PPLCorp. #	39,900	1,288,770
		1,832,391
Electrical Equipment 1.63%
Acuity Brands, Inc.	16,300	634,233
GrafTech International, Ltd. *	46,600	270,280
		904,513
Electronic Equipment & Instruments 5.07%
Arrow Electronics, Inc. #	39,700	1,278,340
Flextronics International, Ltd. *#	59,900	636,138
Tektronix, Inc.	21,800	641,356
Vishay Intertechnology, Inc. *#	16,775	263,871
		2,819,705
Energy Equipment & Services 0.39%
SBM Offshore, NV	8,108	216,130
Food Products 3.71%
Bunge, Ltd.	15,300	768,825
Ralcorp Holdings, Inc.	6,900	293,457
Smithfield Foods, Inc. *#	21,500	619,845
Tyson Foods, Inc.	25,800	383,388
		2,065,515
Gas Utilities 0.97%
UGI Corp.	21,900	539,178
Health Care Equipment & Supplies 1.46%
Bausch & Lomb, Inc.	2,500	122,600
Cooper Companies, Inc., The	15,600	690,924
		813,524
Health Care Technology 1.41%
IMS Health, Inc. #	29,300	786,705
Hotels, Restaurants & Leisure 1.08%
CBRLGroup, Inc.	3,101	105,186
Ruby Tuesday, Inc. #	20,400	497,964
		603,150
Household Durables 1.97%
Black & Decker Corp., The #	6,700	565,882
Newell Rubbermaid, Inc. #	20,600	532,098
		1,097,980

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Industrial Conglomerates 2.16%
Carlisle Companies, Inc.	6,100	$483,730
Walter Industries, Inc. #	12,500	720,625
		1,204,355
Insurance 6.73%
Ambac Financial Group, Inc.	18,000	1,459,800
Everest Re Group, Ltd.	7,500	649,275
Platinum Underwriter Holdings, Ltd. #	14,200	397,316
Reinsurance Group of America, Inc.	16,300	801,145
UnumProvident Corp.	24,100	436,933
		3,744,469
IT Services 1.34%
BearingPoint, Inc. *#	44,400	371,628
Unisys Corp. *	59,600	374,288
		745,916
Machinery 5.17%
Kennametal, Inc. #	13,100	815,475
Parker-Hannifin Corp.	12,100	938,960
Terex Corp.	5,600	552,720
Trinity Industries, Inc. #	14,150	571,660
		2,878,815
Media 6.02%
Cinram International Income Fund	57,800	1,351,411
Entercom Communications Corp. #	21,900	572,904
R.H. Donnelley Corp.	26,401	1,427,502
		3,351,817
Metals & Mining 0.46%
Grupo IMSA, SA de CV #	68,700	236,243
Verzatec, SA de CV *	68,200	18,040
		254,283
Multi-Utilities & Unregulated Power 1.36%
Wisconsin Energy Corp.	18,700	753,610
Oil & Gas Consumable Fuels 3.44%
Arch Coal, Inc. #	11,000	466,070
Newfield Exploration Co. *	14,500	709,630
Noble Energy, Inc. #	15,700	735,702
		1,911,402
Pharmaceuticals 4.73%
Barr Pharmaceuticals, Inc. *	17,700	844,113
Endo Pharmaceuticals Holdings, Inc. *	44,200	1,457,716
Impax Laboratories, Inc. *#	53,200	332,500
		2,634,329
Real Estate Investment Trusts 1.24%
KKR Financial Corp., REIT #	33,100	688,811
Road & Rail 0.89%
YRC Worldwide, Inc. *	11,800	496,898
Semiconductors & Semiconductor Equipment 3.31%
Fairchild Semiconductor International, Inc. *#	39,600	$719,532
Lam Research Corp. *	4,700	219,114
MEMC Electronic Materials, Inc. *	4,100	153,750
Varian Semiconductor Equipment Associates *	23,000	750,030
		1,842,426
Software 1.40%
Reynolds & Reynolds Co., The, Class A#	25,400	779,018
Specialty Retail 2.53%
Foot Locker, Inc.	45,300	1,109,397
Office Depot, Inc. *	7,800	296,400
		1,405,797
Textiles, Apparel & Luxury Goods 0.88%
V.F. Corp.	7,200	489,024
Thrifts & Mortgage Finance 1.86%
Radian Group, Inc. #	8,100	500,418
Webster Financial Corp. #	11,300	536,072
		1,036,490
Wireless Telecommunication Services 0.89%
Embarq Corp. *	8,800	360,712
Syniverse Holdings, Inc. *	9,300	136,710
		497,422

TOTAL COMMON STOCK (Cost $48,949,014)		54,517,117

	Principal Value

SECURITIES LENDING COLLATERAL 21.95%
Short-Term Investments 21.95%
Citibank Investors Principal Preservation Trust I, 5.250% **	$12,212,952	12,212,952

TOTAL SECURITIES LENDING COLLATERAL (Cost $12,212,952)		12,212,952

TOTAL INVESTMENTS (Cost $61,161,966)	119.91%	66,730,069
OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $12,212,952)	(19.91)%	(11,079,038)

TOTAL NET ASSETS	100.00%	$55,651,031

# All or a portion of this security is on loan (See Note B).

* Non-income producing security.

** Security pledged as collateral for the securities on loan, which were valued at $11,805,971 at June 30, 2006.

REIT - Real Estate Investment Trust

See notes to financial statements.

SMALL COMPANY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Lord, Abbett & Co. LLC (Since 05/01/99)
F. Thomas O’Halloran, CFA, Partner and Investment Manager

INVESTMENT OBJECTIVE

The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

SMALL COMPANY PORTFOLIO
AND THE RUSSELL 2000® GROWTH INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Small	Russell 2000®
	Company	Growth Index
YTD	8.87%	6.07%
1 Year	22.14%	14.58%
5 Year	4.57%	3.49%
10 Year	2.42%	4.12%
Inception	8.25%	6.73%

Inception Date - April 18, 1986. Past performance is not predictive of future performance.

*             This graph compares an initial $10,000 investment made in the Small Company Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 2000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 2000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES †	% OF NET ASSETS

Internet Software & Services	8.89%
Health Care Providers & Services	6.33%
Health Care Equipment & Supplies	6.18%
Electronic Equipment & Instruments	6.11%
Energy Equipment & Services	5.86%
Commercial Banks	5.06%
Software	4.44%
Internet & Catalog Retail	4.16%
Commercial Services & Supplies	3.70%
Communications Equipment	3.34%

TOP TEN HOLDINGS †	% OF NET ASSETS

Daktronics, Inc.	2.04%
FactSet Research Systems, Inc.	1.93%
Healthways, Inc.	1.76%
WebEx Communications, Inc.	1.66%
Morningstar, Inc.	1.61%
Nektar Therapeutics	1.35%
Transaction Systems Architects, Inc.	1.29%
Strayer Education, Inc.	1.27%
Netflix, Inc.	1.24%
Redback Networks, Inc.	1.23%

†                    Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

PORTFOLIO COMMENTARY

Market Conditions

The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

Portfolio Review

The Small Company Portfolio returned 8.87% for the six months ending June 30, 2006, outperforming its benchmark, the Russell 2000® Growth Index, which returned 6.07%.

The greatest contributor to performance relative to the benchmark was stock selection within the financial services sector, in particular emerging market exchanges. International Securities Exchange, Inc., an electronic exchange for options trading, benefited from high volume in the options market. Shares of Intercontinental Exchange, Inc., a leading electronic energy marketplace, rose after reporting substantial growth in its futures business. Also adding to performance relative to the benchmark was stock selection within the consumer discretionary sector. Zumiez, Inc., a sports apparel retailer, rallied during the month after the close of its latest acquisition of Fast Forward, another action sports retailer.

The largest detractor from relative performance was stock selection within the producer durables sector. Plantronics, Inc., a maker of communications headsets, fell upon lower margin expectations owing to a shift in demand for its Bluetooth products. A.S.V., Inc., a manufacturer of rubber track loaders, underperformed as investors grew concerned over possible industry slowdown, increased competition, as well as a decline in company growth. Also hurting relative performance was stock selection and an underweight position within the materials and processing sector. Century Aluminum Co. suffered a pullback as the price of aluminum decreased along with several other commodities.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 97.40%

Aerospace & Defense 1.17%
BE Aerospace, Inc. *#	19,700	$450,342
Hexcel Corp. *#	25,200	395,892
		846,234
Auto Components 0.70%
LKQ Corp. *#	26,400	501,600
Biotechnology 2.72%
Alkermes, Inc. *	21,300	402,996
BioMarin Pharmaceutical, Inc. *	36,900	530,253
Cubist Pharmaceuticals, Inc. *#	23,800	599,284
Myriad Genetics, Inc. *#	17,100	431,775
		1,964,308
Capital Markets 2.72%
Calamos Asset Management, Inc.	15,300	443,547
Jefferies Group, Inc. #	13,600	402,968
optionsXpress Holdings, Inc. #	13,500	314,685
Penson Worldwide, Inc. *#	25,300	435,413
Thomas Weisel Partners Group, Inc. *#	19,200	364,992
		1,961,605
Commercial Banks 5.06%
First Republic Bank	13,900	636,620
Hancock Holding Co. #	10,300	576,800
PrivateBancorp, Inc. #	16,000	662,560
Prosperity Bancshares, Inc.	9,550	314,099
SVB Financial Group *#	11,130	505,970
United Community Banks, Inc.	13,510	411,244
Western Alliance Bancorp *#	15,600	542,568
		3,649,861
Commercial Services & Supplies 3.70%
Administaff, Inc. #	11,530	412,889
Corporate Executive Board Co., The	6,070	608,214
CoStar Group, Inc. *	9,161	548,103
CRA International, Inc. *	13,540	611,196
FTI Consulting, Inc. *#	18,200	487,214
		2,667,616
Communications Equipment 3.34%
Belden CDT, Inc.	16,500	545,325
Exfo Electro-Optical Engineering, Inc. *	58,760	361,962
Finisar Corp. *	67,100	219,417
Foundry Networks, Inc. *	37,000	394,420
Redback Networks, Inc. *#	48,232	884,575
		2,405,699
Computers & Peripherals 1.28%
Rackable Systems, Inc. *	15,400	608,146
Xyratex Ltd. *	11,800	312,110
		920,256
Consumer Finance 0.84%
First Cash Financial Services, Inc. *#	30,700	606,325
Diversified Consumer Services 1.27%
Strayer Education, Inc.	9,400	912,928
Diversified Financial Services 1.64%
Financial Federal Corp.	20,320	565,099
IntercontinentalExchange, Inc. *#	10,700	619,958
		1,185,057
Diversified Telecommunication Services 1.81%
Cbeyond Communications, Inc. *#	26,000	$567,060
NeuStar, Inc. *#	21,900	739,125
		1,306,185
Electrical Equipment 1.37%
Color Kinetics, Inc. *#	21,010	397,299
Regal-Beloit Corp. #	13,300	587,195
		984,494
Electronic Equipment & Instruments 6.11%
Anixter International, Inc. #	16,700	792,582
Daktronics, Inc.	50,980	1,471,793
Itron, Inc. *	9,700	574,822
Littlefuse, Inc. *#	17,800	611,964
NovAtel, Inc. *#	9,980	340,917
SunPower Corp., Class A*	21,900	613,638
		4,405,716
Energy Equipment & Services 5.86%
Dril-Quip, Inc. *	8,000	659,520
Helix Energy Solutions Group, Inc. *#	14,000	565,040
Hydril Co. *	7,800	612,456
Oil States International, Inc. *	13,100	449,068
Superior Energy Services, Inc. *#	18,200	616,980
TETRA Technologies, Inc. *	19,300	584,597
Todco	9,400	383,990
W-H Energy Services, Inc. *	6,920	351,744
		4,223,395
Food & Staples Retailing 1.16%
United Natural Foods, Inc. *#	25,400	838,708
Health Care Equipment & Supplies 6.18%
ArthroCare Corp. *#	11,830	496,978
DJO, Inc. *	15,400	567,182
Hologic, Inc. *#	9,500	468,920
Intuitive Surgical, Inc. *	3,522	415,490
LifeCell Corp. *#	26,800	828,656
Meridian Bioscience, Inc. #	23,310	581,584
Nuvasive, Inc. *#	26,190	477,444
Palamor Medical Technologies, Inc. *#	13,627	621,800
		4,458,054
Health Care Providers & Services 6.33%
Bio-Reference Laboratories, Inc. *	14,000	304,640
Centene Corp. *#	12,700	298,831
HealthExtras, Inc. *	18,100	546,982
Healthways, Inc. *#	24,100	1,268,624
Sierra Health Services *#	17,400	783,522
Symbion, Inc. *	27,849	578,145
Wellcare Health Plans, Inc. *	15,970	783,329
		4,564,073
Health Care Technology 2.09%
Phase Forward, Inc. *	32,770	377,510
Vital Images, Inc. *#	18,300	452,010
WebMD Health Corp. *#	14,400	681,120
		1,510,640
Hotels, Restaurants & Leisure 1.14%
Scientific Games Corp. *	23,000	819,260

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Industrial Conglomerates 0.78%
Carlisle Companies, Inc.	7,100	$563,030
Internet & Catalog Retail 4.16%
Coldwater Creek, Inc. *#	17,628	471,725
Netflix, Inc. *#	32,900	895,209
Nutri/System, Inc. *#	7,500	465,975
Stamps.com, Inc.	17,500	486,850
VistaPrint, Ltd. *#	25,300	676,522
		2,996,281
Internet Software & Services 8.89%
Baidu.com, Inc. *	7,200	594,216
DealerTrack Holdings, Inc. *	21,942	485,138
Digital Insight Corp. *#	19,100	654,939
Digital River, Inc. *#	8,100	327,159
Equinix, Inc. *#	10,560	579,322
J2 Global Communications, Inc. *#	22,700	708,694
Knot, Inc., The *#	30,810	644,853
LivePerson, Inc. *	75,370	365,544
Sohu.com, Inc. *	33,200	856,228
WebEx Communications, Inc. *#	33,600	1,194,144
		6,410,237
IT Services 1.96%
Euronet Worldwide, Inc. *#	17,600	675,312
Heartland Payment Systems, Inc. *	6,370	177,596
RightNow Technologies, Inc. *#	33,600	560,448
		1,413,356
Life Sciences Tools & Services 3.05%
Illumina, Inc. *#	13,480	399,817
Nektar Therapeutics *#	53,000	972,020
Ventana Medical Systems, Inc. *	17,471	824,282
		2,196,119
Machinery 2.29%
Bucyrus International, Inc.	10,200	515,100
Kaydon Corp. #	14,300	533,533
Wabtec, Inc.	16,200	605,880
		1,654,513
Media 1.61%
Morningstar, Inc. *#	28,000	1,161,440
Metals & Mining 0.48%
Century Aluminum Co. *#	9,700	346,193
Oil & Gas Consumable Fuels 2.28%
Denbury Resources, Inc. *#	14,300	452,881
Foundation Coal Holdings, Inc.	13,800	647,634
VeraSun Energy Corp. *#	20,700	543,168
		1,643,683
Pharmaceuticals 0.46%
Penwest Pharmaceuticals Co. *	15,200	331,816
Retail Stores 0.66%
Gmarket, Inc., ADR *	31,000	476,470
Road & Rail 1.97%
Genesee & Wyoming, Inc. *#	18,200	645,554
Landstar System, Inc. #	16,370	773,155
		1,418,709
Semiconductors & Semiconductor Equipment 2.31%
Atheros Communications *#	22,000	$417,120
Monolithic Power Systems *	23,000	272,090
Varian Semiconductor Equipment Associates *	17,700	577,197
Zoran Corp. *#	16,500	401,610
		1,668,017
Software 4.44%
Concur Technologies, Inc. *	31,600	488,852
FactSet Research Systems, Inc. #	29,400	1,390,620
Informatica Corp. *#	29,000	381,640
The9 Ltd., ADR *	596	13,821
Transaction Systems Architects, Inc. *#	22,290	929,270
		3,204,203
Specialty Retail 2.02%
J. Crew Group, Inc. *	28,200	774,090
Zumiez, Inc. *#	18,205	683,962
		1,458,052
Textiles, Apparel & Luxury Goods 1.88%
Crocs, Inc. *#	28,700	721,805
Under Armour, Inc., Class A*#	14,800	630,776
		1,352,581
Trading Companies & Distributors 1.67%
Beacon Roofing Supply, Inc. *#	27,900	614,079
H&E Equipment Services, Inc. *	20,060	590,767
		1,204,846

TOTAL COMMON STOCK (Cost $66,290,329)		70,231,560

	Principal Value

SECURITIES LENDING COLLATERAL 37.04%

Repurchase Agreements 0.08%
Bear Stearns & Company, Inc., 5.200%, due 07/03/06, (dated 06/30/06, repurchase price of $56,325, collateralized by 5.750% Freddie Mac Reference Notes, due 01/15/12, market value $56,969) **	$56,300	56,300
Short-Term Investments 36.96%
Citibank Investors Principal Preservation Trust I, 5.250% **	26,650,474	26,650,474

TOTAL SECURITIES LENDING COLLATERAL (Cost $26,706,774)		26,706,774

TOTAL INVESTMENTS (Cost $92,997,103)	134.44%	96,938,334
OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $26,706,774)	(34.44)%	(24,834,375)

TOTAL NET ASSETS	100.00%	$72,103,959

# All or a portion of this security is on loan (See Note B).

* Non-income producing security.

** Security pledged as collateral for the securities on loan, which were valued at $25,926,268 at June 30, 2006.

ADR - American Depositary Receipt

See notes to financial statements.

SMALL-CAP VAULE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Dalton, Grenier, Hartman, Maher and Co.

INVESTMENT OBJECTIVE
The Small-Cap Value Portfolio seeks long-term capital appreciation by investing in securities of small-cap companies that the Sub-Adviser believes are under valued.

SMALL-CAP VAULE PORTFOLIO
AND THE RUSSELL 2000® VALUE INDEX*
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Small-Cap	Russell 2000®
	Value	Value Index
YTD	2.16%	10.44%
1 Year	7.18%	14.61%
5 Year	9.56%	13.09%
Inception	10.80%	14.06%

Inception Date - May 1, 2001. Past performance is not predicative of future performance.

*         This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the” Portfolio”) at its inception with similar investments in the Russell 2000® Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 2000® Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES †	% OF NET ASSETS

Media	7.39%
Oil & Gas Consumable Fuels	6.79%
Semiconductors & Semiconductor Equip.	6.60%
Real Estate Investment Trusts	5.99%
Commercial Banks	5.89%
Electronic Equipment & Instruments	5.20%
Machinery	5.12%
Communications Equipment	4.47%
Health Care Equipment & Supplies	3.73%
Insurance	3.10%

TOP TEN HOLDINGS †	% OF NET ASSETS

UGI Corp.	2.74%
Armor Holdings, Inc.	2.66%
World Fuel Services Corp.	2.56%
Eagle Materials, Inc.	2.42%
Waddell & Reed Financial, Inc., Class A	2.39%
Dycom Industries, Inc.	2.01%
Benchmark Electronics, Inc.	1.92%
Steiner Leisure, Ltd., ADR	1.90%
ADVO, Inc.	1.86%
Petroleum Development Corp.	1.85%

†                    Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

PORTFOLIO COMMENTARY

After a very strong first quarter, the stock market experienced a difficult second quarter. Nearly every major index was down for the period. However, on a year to date basis, the major indices are still in positive territory. The sell off in the market was due to several factors. First, concerns over an economic slowdown as interest rates are rising on a global basis. Second, oil prices refuse to come down for a sustained period as political tensions in Iran and North Korea pushed the price back near an all time high in the mid-seventies. These factors resulted in economically sensitive stocks selling off in particular compared to the broader market.

The Small-Cap Value Portfolio also had a difficult period as we underperformed our value benchmark during the period. The underperformance was driven by poor stock selection in the retail/apparel, basic materials, miscellaneous financials and technology sectors. The aforementioned weakness in cyclically sensitive stocks was the major driver here. On the positive side, the business services and utility sectors of your Portfolio outperformed. On a year to date basis, we are also underperforming our value benchmark. This underperformance was driven by poor stock selection in the same sectors as the second quarter, while consumer staples and insurance provided positive relative performance. We continue to maintain our modest overweight position in technology, as we believe the valuations are attractive and the underlying fundamentals are solid. We remain fully invested, and more or less equally weighted in all other sectors, except utilities and financials where we are underweighted.

Investors continue to be concerned about inflation. Global bond yields, after falling, have now risen back to levels near their cyclical highs. Credit and sovereign spreads, after widening, have narrowed again. And many commodity prices and the stock prices of their respective commodity companies have rebounded a bit. We would argue that slowing economic growth, and not inflation, should be more of a concern. Now, the markets are once again reflecting investors’ inflation fears and discounting strong business activity.

Central banks everywhere are in a tightening mode and are restricting reserve growth and raising short term interest rates. In fact, there have been over 90 such tightenings globally. And our central bank has been the most aggressive as it has boosted the Fed Funds rate from 1% to 4 ¼% in ¼% point increments over the past two years. That’s pretty aggressive. A sustained period of restrictive monetary has never failed to curtail economic growth and ultimately, inflation. We see no reason why history would fail to repeat itself this time. The only unknown is the subsequent severity of the slowing.

There are definite signs of economic moderation. Housing is the most visible weak spot. Sales are softening, inventories of unsold homes have spiked alarmingly and the seemingly never ending price hikes have vaporized. And we haven’t seen anything yet. Housing activity - both sales and starts - should continue to weaken as the rampant bull market mindset gives way to caution, then fear and, quite possibly, panic. Look for more price weakness and probably a lot in the most extended markets. In fact, there’s a good chance that the national aggregate average home price could actually decline year-over-year which hasn’t happened in any year over the past 44.

Consumption appears to be a bit ragged as well. Not at the upper end of the income scale where higher gasoline prices, utility bills and interest rates don’t have that much of an impact, but for the average consumer, they do. Inflation in these necessities is now biting pretty hard and it’s starting to impact spending. Wal-Mart is a good barometer for low-to-middle income spending, and it recently revised down its sales expectations and just reported a very tepid +1.2% same-store-sales gain for June. Leading indicator indices have weakened as well, not only here but globally. These indices have been pretty reliable in predicting a pending economic slowdown. No need to expect anything different this time.

Yet inflation remains higher than the Fed’s comfort level. The most recent +2.4% year-over-year “core” inflation rate now exceeds the upper end (+2%) of the Fed’s targeted range. The spotlight is on new Fed Chairman Bernanke who is under pressure to appear inflation intolerant. Even though there are signs of slowing economic activity and inflation is a lagging indicator, it’s quite likely that the Fed will hike rates at least one more time. It’s this prospect that continues to spook the markets.

Call us crazy, but we’re not all that worried about inflation. Powerful deflationary secular forces combined with widespread central bank tightening measures will limit the cyclical rise in price increases and, ultimately, reverse them. Globalization, an abundance of low priced labor and strong technology driven productivity gains have kept a lid on globally traded manufactured goods prices. In fact, they’re actually falling. Prices of imported goods from Asia have been declining steadily for years. As we import more and more manufactured items from abroad, particularly Asia, U.S. consumers benefit from these low prices, and inflation is contained

The stock market needs a break from Fed tightening. With economic and profit growth sure to slow in the months ahead, equities need a catalyst. We think it will likely be two-fold. First, and as we argued above, the Fed is close to the end of its two year tightening cycle and second, bond yields need to fall. We think both of these catalysts will be in play sometime over the next few months as more evidence of the slowing economy unfolds. It won’t come too soon.

Stocks aren’t expensive. The S&P 500® is priced at 14x ‘07 earnings, or right on its long term average. They’re actually cheap relative to most fixed income alternatives. Stocks would look even cheaper if we contrasted earnings yields with Treasury yields.

There is a caveat, however. Corporations are enjoying a bonanza in profitability. Profit margins and earnings as a percentage of national income are at 40-year highs. If profit margins were to revert to their mean, the S&P500® forward P/E would climb to 20x, not so cheap. But we don’t think that’s going to happen any time soon. There’s no question that profits will be negatively impacted by the lurking economic slowdown. However, the very positive secular forces - above average productivity gains and modest compensation increases, should persist.

Better days for our capital markets await us in the months ahead. Patience is required, and your Portfolio is positioned accordingly.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 97.81%

Aerospace & Defense 2.66%
Armor Holdings, Inc. *	24,000	$1,315,920
Building Products 1.52%
NCI Building Systems, Inc. *#	14,100	749,697
Capital Markets 2.39%
Waddell & Reed Financial, Inc., Class A#	57,500	1,182,200
Chemicals 1.20%
Arch Chemicals, Inc.	16,400	591,220
Commercial Banks 5.89%
Chemical Financial Corp. #	17,530	536,418
Chittenden Corp. #	17,075	441,389
Cullen/Frost Bankers, Inc.	9,600	550,080
First Charter Corp. #	12,600	309,078
Harleysville National Corp. #	7,700	163,317
UMB Financial Corp.	10,900	363,406
Westamerica Bancorporation #	11,200	548,464
		2,912,152
Commercial Services & Supplies 2.17%
Banta Corp. #	18,200	843,206
Learning Tree International, Inc. *	25,992	227,950
		1,071,156
Communications Equipment 4.47%
Dycom Industries, Inc. *#	46,600	992,114
Inter-Tel, Inc.	30,100	633,906
SafeNet, Inc. *#	33,100	586,532
		2,212,552
Construction Materials 2.42%
Eagle Materials, Inc.	25,200	1,197,000
Diversified Consumer Services 1.90%
Steiner Leisure, Ltd., ADR *	23,800	940,814
Electric Utilities 2.66%
El Paso Electric Co. *	39,700	800,352
MGE Energy, Inc. #	16,600	517,090
		1,317,442
Electrical Equipment 2.08%
Acuity Brands, Inc. #	13,100	509,721
AMETEK, Inc.	11,000	521,180
		1,030,901
Electronic Equipment & Instruments 5.20%
Benchmark Electronics, Inc. *#	39,450	$951,534
Electro Scientific Industries, Inc. *#	50,700	912,093
Global Imaging Systems, Inc. *#	17,100	705,888
		2,569,515
Energy Equipment & Services 1.67%
Superior Energy Services, Inc. *#	24,400	827,160
Food Products 0.96%
Lance, Inc.	20,700	476,514
Gas Utilities 2.74%
UGI Corp. #	55,000	1,354,100
Health Care Equipment & Supplies 3.73%
Arrow International, Inc. #	16,834	553,333
Merit Medical Systems, Inc. *#	46,100	634,336
Orthofix International, NV *	17,170	654,692
		1,842,361
Hotels, Restaurants & Leisure 1.00%
Ryan’s Restaurant Group, Inc. *	41,500	494,265
Insurance 3.10%
Hanover Insurance Group, Inc., The	16,100	764,106
Infinity Property & Casualty Corp.	18,700	766,700
		1,530,806
IT Services 2.87%
eFunds Corp. *	29,100	641,655
Gevity HR, Inc. #	29,300	777,915
		1,419,570
Life Sciences Tools & Services 2.86%
Charles River Laboratories International, Inc. *	21,500	791,200
ICON, PLC, ADR *	11,300	624,890
		1,416,090
Machinery 5.12%
Briggs & Stratton Corp. #	28,200	877,302
CLARCOR, Inc. #	17,100	509,409
Lincoln Electric Holdings, Inc. #	9,100	570,115
Wabtec, Inc. #	15,400	575,960
		2,532,786

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Media 7.39%
ADVO, Inc. #	37,400	$920,414
Arbitron, Inc. #	18,200	697,606
Carmike Cinemas, Inc. #	28,200	594,456
Journal Communications, Inc.	51,900	583,356
World Wrestling Entertainment, Inc. #	50,700	856,323
		3,652,155
Metals & Mining 1.69%
Birch Mountain Resources, Ltd. *#	167,400	833,652
Oil & Gas Consumable Fuels 6.79%
Berry Petroleum Co.	26,580	881,127
Gasco Energy, Inc. *#	66,000	293,700
Petroleum Development Corp. *	24,300	916,110
World Fuel Services Corp. #	27,700	1,265,613
		3,356,550
Paper & Forest Products 2.66%
Glatfelter #	51,500	817,305
Wausau-Mosinee Paper Corp.	40,000	498,000
		1,315,305
Personal Products 1.06%
Chattem, Inc. *	17,200	522,364
Real Estate Investment Trusts 5.99%
Pennsylvania Real Estate Investment Trust, REIT	21,100	851,807
Post Properties, Inc., REIT #	20,200	915,868
Sun Communities, Inc., REIT #	18,000	585,540
Tanger Factory Outlet Centers, Inc., REIT	18,800	608,556
		2,961,771
Real Estate Management & Development 1.72%
Trammell Crow Co. *#	24,200	851,114
Road & Rail 1.65%
Florida East Coast Industries, Inc. #	15,600	816,348
Semiconductors & Semiconductor Equipment 6.60%
Advanced Energy Industries, Inc. *	53,100	703,044
AMIS Holdings, Inc. *#	77,200	772,000
DSP Group, Inc. *	36,400	904,540
Micrel, Inc. *	88,300	883,883
		3,263,467
Textiles, Apparel & Luxury Goods 2.13%
Oxford Industries, Inc. #	11,900	$468,979
Warnaco Group, Inc., The *#	31,200	582,816
		1,051,795
Thrifts & Mortgage Finance 1.52%
Brookline Bancorp, Inc.	27,600	380,052
Provident Financial Services, Inc.	20,600	369,770
		749,822

TOTAL COMMON STOCK (Cost $42,626,899)		48,358,564

	Principal Value

SECURITIES LENDING COLLATERAL 27.78%

Short-Term Investments 27.78%
Citibank Investors Principal Preservation Trust I, 5.250% **	$13,733,016	13,733,016

TOTAL SECURITIES LENDING COLLATERAL (Cost $13,733,016)		13,733,016

TOTAL INVESTMENTS (Cost $56,359,915)	125.59%	62,091,580
OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $13,733,016)	(25.59)%	(12,651,228)

TOTAL NET ASSETS	100.00%	$49,440,352

# All or a portion of this security is on loan (See Note B).

* Non-income producing security.

** Security pledged as collateral for the securities on loan, which were valued at $13,191,1788 at June 30, 2006.

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Marisco Capital Management, LLC (Since 05/01/03)
James G. Gendelman

INVESTMENT OBJECTIVE

The International Equity Portfolio’s investment objective is long-term capital appreciation. The Portfolio will be “non-diversified” as defined in the Investment Company Act of 1940.

INTERNATIONAL EQUITY PORTFOLIO

AND THE MSCI EAFE® INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	International	MSCI EAFE®
	Equity	Index
YTD	6.92%	10.16%
1 Year	32.11%	26.56%
5 Year	6.24%	10.02%
Inception	4.36%	6.52%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*             This graph compares an initial $10,000 investment made in the International Equity Portfolio (the “Portfolio”) at its inception with a similar investment in the MSCI EAFE® Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The MSCI EAFE® Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN COUNTRIES †	% OF NET ASSETS
Japan	17.94%
Switzerland	15.94%
United Kingdom	15.53%
France	9.03%
Germany	7.56%
Mexico	5.83%
Canada	5.49%
Hong Kong	4.06%
Singapore	3.30%
Brazil	2.71%

TOP TEN HOLDINGS †	% OF NET ASSETS
Continental, AG	4.00%
UBS, AG	3.99%
Syngenta, AG	3.57%
Roche Holding, AG	3.47%
Diageo, PLC	2.98%
America Movil, SAde CV, Series L, ADR	2.96%
GlaxoSmithKline, PLC	2.95%
Cemex, SAde CV, ADR	2.87%
Veolia Environnement	2.80%
LVMH Moet Hennessy Louis Vuitton, SA	2.67%

†                    Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

PORTFOLIO COMMENTARY

Market Environment

International equities, spanning both developed and “emerging” markets posted strong gains for the semi-annual period ending June 30, 2006. Equity markets in “developed” countries, as measured by the performance of the MSCI EAFE® Index, posted a total year-to-date return of approximately 10.16%. Returns were particularly strong in countries such as Norway, Portugal, Spain and Finland. “Emerging” market performance, overall, was also positive. The MSCI Emerging Markets Index had a total return through June 30, 2006 of more than +7%, led by an aggregate gain of +20% in the so-called “BRIC” countries, i.e., Brazil, Russia, India, and China. Latin American and Eastern European markets also generated strong returns year-to-date in aggregate.

From a GICS economic sector perspective, equity market strength was widespread. All ten sectors in the EAFE® Index had a positive return, led by Utilities (+18%), Materials (+16%), Health Care (+13%), Energy (+13%) and Financials (+12%). Information Technology, which had a modest gain of +2%, was the lowest-performing sector.

At an industry level, investment returns also demonstrated considerable strength for the period. Almost every GICS industry group had a positive return. The main “places to be” for the period included Household & Personal Products (+15%), Pharmaceuticals & Biotech (+14%), Real Estate (+13%), Food Beverage & Tobacco (+12%), and Banks (+12%). The one industry with a negative return through June 30, 2006 was Software & Services (-5%).

Portfolio Performance

The International Equity Portfolio underperformed its primary benchmark index, the Morgan Stanley Capital International EAFE® Index, for the six-month period ended June 30, 2006. The Portfolio had a preliminary total return of (US$) +6.92%, while the benchmark index had a total return of (US$) +10.16% for the period.

Performance Detractors

There were a few factors that had a negative impact on performance results. Stock selection proved to be a detractor in the Materials sector. Price declines in holdings such as United Kingdom mining company BHP Billiton (US$ -7%), Brazilian iron-ore producer Companhia Vale Rio Doce (US$ -15% prior to being sold), and Switzerland chemicals company Syngenta AG (US$ -7%) combined to have a negative effect on the Portfolio’s performance results for the reporting period. Specific holdings in the Banks industry also detracted from performance, such as India’s Icici Bank (US$ -18%), Brazil’s Unibanco (US$ -6%) and Ireland’s Anglo Irish Bank Corp. (US$ -10%). Anglo Irish Bank Corp. was not held in the Portfolio as of June 30, 2006. Japanese electronics retailer Yamada Denki (US$ -18%) and Japanese homebuilder Misawa Homes Holdings (US$ -26% prior to being sold) were among the largest individual detractors. The negative effect of these investments was exacerbated by the Portfolio maintaining an overweighted posture in the Consumer Discretionary sector, as it was a weaker- performing sector in the period. In addition, a position in Japan’s retailer Seiyu (US$ -26%) was the largest individual detractor in the period.

Performance Contributors

Several factors contributed positively to the Portfolio’s performance results. Select holdings in the Capital Goods industry including French steel producer Vallourec SA (US$ +84%) and Swiss power and automation technologies company ABB Ltd. (US$ + 22%) had a positive impact on performance for the semi-annual period. During the period, the Portfolio abstained from investing in Software & Services companies, a posture that benefited performance results as this industry group was a weak performer for the benchmark index with a -5% absolute return.

Several individual holdings had a positive effect on the Portfolio. Positions in real estate companies such as Germany-based Hypo Real Estate Holdings (US$ +19%) and Singapore-based CapitaLand (US$ + 43%), combined to benefit performance. Diversified Financials company UBS AG (US$ +18%) and Latin American mobile communications provider America Movil (US$ + 14%), also had a positive impact on the Portfolio during the period.

As of June 30, 2006, the Portfolio’s most significant holdings were in Japan, United Kingdom, Switzerland, and France. Country allocations, in general, are a residual of the Portfolio’s “bottom-up” stock selection process.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 95.58%

Australia 1.06%
CSL, Ltd.	25,280	$1,009,735
Austria 1.26%
Erste Bank der oesterreichischen Sparkassen, AG #	21,433	1,206,257
Brazil 2.71%
Gafisa, SA*	46,295	500,163
Gafisa, SA, Series 144A*†	1,775	19,177
Petroleo Brasilieiro, SA, ADR	12,406	1,107,980
Uniao de Bancos Brasileiros, SA, ADR	14,377	954,489
		2,581,809
Canada 5.49%
Canadian National Railway Co. #	43,677	1,910,869
Shoppers Drug Mart Corp.	53,806	1,952,112
Talisman Energy, Inc.	78,921	1,377,211
		5,240,192
France 9.03%
JC Decaux, SA	35,330	933,638
LVMH Moet Hennessy Louis Vuitton, SA	25,668	2,547,757
Vallourec, SA	1,901	2,285,674
Vallourec, SA, Series 144A†	147	176,746
Veolia Environnement #	51,628	2,668,569
		8,612,384
Germany 7.56%
Continental, AG	37,266	3,814,307
Hypo Real Estate Holding, AG	40,663	2,465,370
Metro, AG	16,493	936,038
		7,215,715
Hong Kong 4.06%
CNOOC, Ltd., ADR #	12,032	967,132
Espirit Holdings, Ltd.	235,500	1,922,499
Shangri-La Asia, Ltd.	512,369	986,302
		3,875,933
India 0.84%
ICICI Bank, Ltd., ADR	33,890	801,499
Japan 17.94%
Credit Saison Company, Ltd.	30,800	1,458,721
Fanuc, Ltd.	14,759	1,325,782
Marubeni Corp.	415,000	2,212,076
Mitsubishi Tokyo Financial Group, Inc.	163	2,278,923
Murata Manufacturing Company, Ltd.	15,100	980,365
Nippon Electric Glass Company, Ltd.	74,000	1,484,009
Sega Sammy Holdings, Inc.	49,889	1,848,387
Sumitomo Realty & Development Company, Ltd.	45,000	1,108,878
Seiyu, Ltd., The *#	403,000	852,202
Toyota Motor Corp.	40,000	2,093,674
Yamada Denki Company, Ltd.	14,400	1,468,438
		17,111,455
Mexico 5.83%
America Movil, SAde CV, Series L, ADR	84,898	2,823,708
Cemex, SAde CV, ADR	48,006	2,734,902
		5,558,610
Norway 0.99%
Acergy, SA*	62,029	$944,151
Singapore 3.30%
Capitaland, Ltd.	282,000	801,693
DBS Group Holdings, Ltd.	205,000	2,344,115
		3,145,808
South Korea 1.91%
Samsung Electronics Company, Ltd.	2,860	1,817,739
Sweden 2.13%
Telefonaktiebolaget LM Ericsson, ADR	61,495	2,031,795
Switzerland 15.94%
ABB, Ltd.	188,084	2,446,046
Lonza Group, AG	32,669	2,240,549
Roche Holding, AG	20,012	3,308,053
Syngenta, AG *	25,652	3,409,492
UBS, AG	34,734	3,806,933
		15,211,077
United Kingdom 15.53%
BAE Systems, PLC	276,611	1,891,215
BHP Billiton, PLC	50,057	970,965
BP, PLC	162,640	1,896,163
Carphone Warehouse Group, PLC, The	158,802	932,316
Diageo, PLC	169,242	2,846,257
GlaxoSmithKline, PLC	100,877	2,818,512
Man Group, PLC	29,868	1,407,242
Reckitt Benckiser, PLC	55,051	2,056,269
		14,818,939

TOTAL COMMON STOCK
(Cost $89,371,683)		91,183,098

	Principal Value
SECURITIES LENDING COLLATERAL 3.35%
Repurchase Agreements 0.45%
Bear Stearns & Company, Inc., 5.200%, due 07/03/06, (dated 06/30/06, repurchase price of $428,940, collateralized by 5.125% Freddie Mac Medium-Term Notes, due 02/14/11, market value $421,311) **	$428,750	428,750
Short-Term Investments 2.90%
Citibank Investors Principal
Preservation Trust I, 5.250% **	2,768,428	2,768,428

TOTAL SECURITIES LENDING COLLATERAL
(Cost $3,197,178)		3,197,178

TOTAL INVESTMENTS
(Cost $92,568,861)	98.93%	94,380,276
OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $3,197,178)	1.07%	1,021,132

TOTAL NET ASSETS	100.00%	$95,401,408

#  All or a portion of this security is on loan (See Note B).

*  Non-income producing security.

**Security pledged as collateral for the securities on loan, which were valued at $3,038,059 at June 30, 2006.

†  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

ADR - American Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

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WORLD GROWTH STOCK PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Templeton Investment Counsel, LLC

Peter A. Nori, CFA, Executive Vice President

INVESTMENT OBJECTIVE

The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

WORLD GROWTH STOCK PORTFOLIO
AND THE MSCI WORLD INDEXSM *

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	World Growth	MSCI
	Stock	World IndexSM
YTD	8.80%	6.06%
1 Year	19.61%	16.93%
5 Year	8.59%	5.72%
10 Year	8.91%	6.93%
Inception	10.50%	10.92%

Inception Date - August 1, 1985. Past performance is not predictive of future performance.

*             This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the “Portfolio”) at its inception with a similar investment in the MSCI World IndexSM. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The MSCI World IndexSM is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN COUNTRIES †	% OF NET ASSETS
United Kingdom	20.32%
United States	19.45%
Japan	8.03%
France	6.29%
Germany	5.92%
Netherlands	5.82%
Spain	5.10%
South Korea	4.55%
Finland	3.27%
Switzerland	3.18%

TOP TEN HOLDINGS †	% OF NET ASSETS
Samsung Electronics Company, Ltd.	1.85%
GlaxoSmithKline, PLC	1.65%
News Corporation, Inc., Class A	1.61%
DirecTV Group, Inc., The	1.60%
ING Groep, NV	1.60%
Comcast Corp., Class ASpecial	1.53%
Sanofi-Aventis	1.53%
ENI, SpA	1.52%
Compass Group, PLC	1.51%
Banco Santander Central Hispano, SA	1.43%

†       Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

PORTFOLIO COMMENTARY

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world’s three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. In addition, perception of inflation was widespread. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases in many countries remained, although many economists believe that an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks. Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In this environment, global equity markets performed strongly, particularly outside the U.S.

During the six months under review, World Growth Stock Portfolio performance was driven by several factors. Stock selection in Japan relative to the MSCI WorldSM Index was the largest positive contributor to performance for the period. Notable performers among the Portfolio’s Japanese positions included Nintendo and Konica Minolta Holdings. Stock selection in the consumer discretionary sector also benefited performance. For example, the Portfolio’s media industry exposure boosted relative performance as News Corp. and Comcast in particular performed well during the period. In addition, stock selection in the information technology sector helped performance, as did stock selection in the utilities sector amid merger and acquisition speculation, where France’s Suez and Spain’s Iberdrola performed strongly. The U.S. dollar fell in value versus most foreign currencies during the period, which also helped the Portfolio’s performance because investments in securities with non-U.S. currency exposure increased in value as the dollar declined.

The Portfolio had some detractors from performance. The Portfolio’s underweighted position and stock selection in the energy sector, one of the MSCI WorldSM Index’s strongest performing sectors, hindered relative results. Among our energy holdings, Repsol hurt performance. Stock selection in the materials sector also hurt relative performance. Among the Portfolio’s materials sector stocks, Dow Chemical performed poorly and detracted from overall performance.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter, we should continue to find “bargain” investment opportunities. This has been our experience for more than 60 years.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 98.39%

Bermuda 2.49%
Ace, Ltd.	23,980	$1,213,148
Tyco International, Ltd.	40,320	1,108,800
XLCapital, Ltd.	18,540	1,136,502
		3,458,450
Canada 1.48%
Alcan, Inc.	13,820	647,360
BCE, Inc. #	59,880	1,415,063
		2,062,423
Finland 3.27%
KCI Konecranes Oyj	77,920	1,403,317
Stora Enso Oyj, Class R	113,090	1,579,615
UPM-Kymmene Oyj	72,910	1,571,417
		4,554,349
France 6.29%
Accor, SA	12,350	751,773
Arkema *#	550	21,464
Axa	38,470	1,262,651
France Telecom, SA, ADR	77,480	1,693,713
Sanofi-Aventis #	21,766	2,124,259
Suez, SA	34,850	1,448,740
Total, SA	22,000	1,447,813
		8,750,413
Germany 5.92%
BASF, AG	17,700	1,420,437
Bayerische Motoren Werke (BMW), AG	28,700	1,433,164
Deutsche Post, AG	70,300	1,889,234
E.On, AG	14,490	1,668,074
Infineon Technologies, AG	32,940	367,610
Siemens, AG, ADR	16,840	1,462,049
		8,240,568
Hong Kong 2.50%
Cheung Kong (Holdings), Ltd.	73,000	790,975
Hutchison Whampoa, Ltd.	160,800	1,467,973
Swire Pacific, Ltd.	118,500	1,222,947
		3,481,895
Israel 0.34%
Check Point Software Technologies, Ltd. *	26,740	470,089
Italy 2.83%
Unicredito Italiano, SpA	232,699	1,821,588
ENI, SpA#	71,900	2,118,006
		3,939,594
Japan 8.03%
Fuji Photo Film Company, Ltd.	40,800	1,369,032
Hitachi, Ltd.	98,000	647,396
KDDI Corp.	200	1,228,591
Konica Minolta Holdings, Inc.	67,500	852,303
Mabuchi Motor Company, Ltd. #	15,700	$938,378
NEC Corp.	94,000	501,049
Nintendo Company, Ltd.	4,200	704,649
Nippon Telegraph & Telephone Corp.	280	1,372,597
Nomura Holdings, Inc.	49,100	920,303
Sony Corp.	22,600	997,291
Takeda Pharmaceutical Company, Ltd.	26,400	1,642,503
		11,174,092
Mexico 0.95%
Telefonos de Mexico, SAde CV, ADR	63,520	1,323,122
Netherlands 5.82%
Akzo Nobel, NV	26,270	1,416,658
ING Groep, NV	56,540	2,222,402
Koninklijke (Royal) Philips Electronics, NV	57,280	1,789,908
Reed Elsevier, NV #	94,800	1,426,002
Wolters Kluwer, NV, CVA	52,470	1,239,602
		8,094,572
Norway 1.31%
Telenor, ASA#	151,060	1,826,096
Portugal 0.84%
Portugal Telecom, SGPS, SA	96,940	1,170,521
Singapore 1.06%
DBS Group Holdings, Ltd.	67,337	769,979
Venture Corporation, Ltd.	105,000	703,140
		1,473,119
South Korea 4.55%
Kookmin Bank	20,650	1,697,708
KT Corp., ADR	51,580	1,106,391
Samsung Electronics Company, Ltd.	4,047	2,572,164
SK Telecom Company, Ltd., ADR	40,600	950,852
		6,327,115
Spain 5.10%
Banco Santander Central Hispano, SA	137,800	1,995,144
Iberdrola, SA#	49,700	1,711,974
Repsol, SA	65,539	1,876,974
Telefonica, SA	90,896	1,513,771
		7,097,863
Sweden 1.79%
Nordea, AB	150,600	1,799,633
Securitas, AB, Class B	36,110	692,416
		2,492,049
Switzerland 3.18%
Nestle, SA	4,880	1,532,734
Swiss Re	21,281	1,487,372
UBS, AG	12,870	1,410,584
		4,430,690

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Taiwan 0.87%
Chunghwa Telecom Company, Ltd., ADR	32,000	$591,040
Compal Electronics, Inc., GDR, Series 144A†	130,280	621,683
		1,212,723
United Kingdom 20.32%
Amvescap, PLC	67,650	619,520
Aviva, PLC	100,080	1,416,628
BAE Systems, PLC	189,740	1,297,270
Boots Group, PLC	72,620	1,033,304
BPAmoco, PLC, ADR	11,700	814,437
British Sky Broadcasting Group, PLC	175,780	1,864,087
Cadbury Schweppes, PLC	138,710	1,337,597
Compass Group, PLC	433,200	2,100,716
GlaxoSmithKline, PLC	82,100	2,293,881
HSBC Holdings, PLC	68,000	1,191,661
Pearson, PLC	61,270	834,419
Rentokil Initial, PLC	324,500	936,058
Rolls-Royce Group, PLC	207,430	1,587,944
Royal Dutch Shell, PLC, Class B	45,140	1,578,398
Royal Bank of Scotland Group, PLC	44,730	1,470,598
Seagate Technology	52,910	1,197,882
Shire, PLC	82,920	1,209,761
Smiths Group, PLC	84,420	1,390,869
Standard Chartered, PLC	27,210	664,149
Unilever, PLC	69,084	1,553,368
Vodafone Group, PLC, ADR	88,720	1,889,736
		28,282,283
United States 19.45%
Abbott Laboratories	26,700	1,164,387
American International Group, Inc.	21,110	1,246,546
Aon Corp.	36,300	1,263,966
Avaya, Inc. *	101,360	1,157,531
Bank of America Corp.	27,200	1,308,320
Boston Scientific Corp. *	50,930	857,661
Bristol-Myers Squibb Co.	61,770	1,597,372
Cadence Design Systems, Inc. *	56,630	971,205
Comcast Corp., Class ASpecial *	65,040	2,132,011
DirecTV Group, Inc., The *	134,760	2,223,540
Dow Chemical Co., The	23,460	915,644
Electronic Data Systems Corp.	22,260	535,576
H&R Block, Inc.	51,600	1,231,176
Interpublic Group of Companies, Inc., The *	951	7,941
Merck & Company, Inc.	19,840	$722,771
Millipore Corp. *	14,100	888,159
Morgan Stanley	10,420	658,648
News Corporation, Inc., Class A	116,910	2,242,334
Pfizer, Inc.	77,510	1,819,160
Target Corp.	29,960	1,464,145
Tenet Healthcare Corp.	82,800	577,944
Time Warner, Inc.	64,420	1,114,466
Viacom, Inc. *	27,140	972,698
		27,073,201

TOTAL COMMON STOCK (Cost $105,723,408)		136,935,227

PREFERRED STOCK 0.51%
Brazil 0.51%
Companhia Vale do Rio Doce, (CVRD), ADR	34,760	715,361

TOTAL PREFERRED STOCK (Cost $139,330)		715,361

	Principal Value
SECURITIES LENDING COLLATERAL 9.63%
Short-Term Investments 9.63%
Citibank Investors Principal
Preservation Trust I, 5.250% **	$13,400,396	13,400,396

TOTAL SECURITIES LENDING COLLATERAL (Cost $13,400,396)		13,400,396

TOTAL INVESTMENTS (Cost $119,263,134)	108.53%	151,050,984
OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $13,400,396)	(8.53%)	(11,872,655)

TOTAL NET ASSETS	100.00%	$139,178,329

#  All or a portion of this security is on loan (See Note B).

*  Non-income producing security.

** Security pledged as collateral for the securities on loan, which were valued at $10,023,818 at June 30, 2006.

†  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Massachusetts Financial Services Company

John F. Addeo, CFA, Vice President

Scott B. Richards, CFA, Vice President

INVESTMENT OBJECTIVE

The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

HIGH YIELD BOND PORTFOLIO

AND THE LEHMAN BROS. HIGH YIELD BOND INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Lehman Bros.
	High Yield	High Yield
	Bond	Bond Index
YTD	2.23%	3.14%
1 Year	3.79%	4.80%
5 Year	6.79%	8.69%
Inception	3.99%	5.28%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*             This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the “Portfolio”) at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

PORTFOLIO QUALITY † ‡	% OF NET ASSETS
Baa	2.32%
Ba	29.22%
B	38.87%
Caa	17.35%
Ca	0.08%
Not Rated	1.95%

Dollar Weighted Average Maturity (Years)	7.5

TOP TEN HOLDINGS † ‡	% OF NET ASSETS
General Motors Acceptance Corp., 6.750%, due 12/01/14	2.10%
CCH I, LLC, 11.000%, due 10/01/15	1.47%
General Motors Acceptance Corp., 8.000%, due 11/01/31	1.23%
NRG Energy, Inc., 7.375%, due 02/01/16	1.20%
Wachovia CRE, Series 2006-1A, Series 144A, Class G, 6.660%, Floating Rate, due 09/25/26	1.19%
Smurfit-Stone Container Corp., 8.250%, due 10/01/12	1.09%
Nell AF, S.a.r.l, Series 144A, 8.375%, due 08/15/15	1.03%
HCA, Inc., 7.875%, due 02/01/11	1.02%
Owens-Brockway Glass Containers, Inc., 8.250%, due 05/15/13	1.00%
Graphic Packaging International Corp., 9.500%, due 08/15/13	0.87%

†                    Securities lending collateral excluded.

‡                    Short-term investments excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

This Portfolio carries a higher degree of risk than other bond portfolios because it invests in lower grade issues.

PORTFOLIO COMMENTARY

Market Environment

The global economy continued to grow at its fastest pace in three decades. International trade has been increasing, new jobs have been created, and workers have seen their wages increase. To combat the moderate increases in inflation that have been seen over the past months, central banks around the world have been raising interest rates in sync for the first time in many years.

Expectations that the U.S. Federal Reserve Board (the Fed) would raise interest rates more than markets had previously thought had investors on edge during the period. In mid-June, the U.S. Department of Labor reported that inflation rose again in May, and core inflation accelerated at its fastest pace since 2005. The news set off a flurry of selling in global markets as investors priced in further rate hikes.

This acceleration in inflation, coupled with steadily increasing commodities prices, particularly oil, appears to give the Fed continued reasons to raise interest rates. The Fed, which began raising interest rates on June 30, 2004, has continued to boost interest rates at a measured pace throughout the six-month period. By period end, on June 30, 2006, the federal funds target rate had climbed to 5.25%.

The increases in rates were further felt in the mortgage markets with rates on 30-year mortgages approaching 6.80%, the highest since May 2002. Mortgage applications fell in June to their lowest level since November 2003, and refinancing slowed. The slowing in mortgage refinancing can be expected to diminish consumer spending later on in the cycle.

High yield spreads were volatile during the six months ended June 30, 2006, as the market wrestled with the implications of strong economic growth and potential inflationary pressures. Within the high yield market, the lowest quality tier of the market has generated the highest returns while the more interest rate sensitive higher quality tier of the market has lagged.

Detractors from performance

The primary detractors from relative performance over the reporting period were security selection and yield. Holding lower-yielding issues relative to the benchmark held back returns as the High Yield Bond Portfolio generated a lower level of income than the index. Bond selection in the industrial and electric utility sectors particularly hurt performance. Our underexposure to “BB”-rated securities(1) also dampened investment results as spreads tightened.

Individual holdings that detracted from relative performance included health care services firm HCA, global communications firm Sprint Nextel, and natural gas producer Chesapeake Energy.

Contributors to performance

Our holdings of bonds in the finance sector contributed to relative performance, including those of the major U.S. auto makers. Issues of Ford Motor Credit and General Motors Acceptance Corp, which rebounded over the period, aided relative results.

Paper company JSG Holdings, cable company Charter Cable, and automotive parts manufacture Lear Corp. were also among the Portfolio’s top contributors.

(1) Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 1.55%

Auto Components 0.51%
Magna International, Inc. #	1,500	$107,955
Chemicals 0.25%
Huntsman Corp. *	3,000	51,960
Sterling Chemicals, Inc. *	1	14
		51,974
Containers & Packaging 0.30%
Crown Holdings, Inc. *	4,100	63,837
Diversified Telecommunication Services 0.00%
Jazztel, PLC *	153	110
Media 0.15%
NTL, Inc.	1,296	32,270
Oil & Gas Consumable Fuels 0.25%
Foundation Coal Holdings, Inc.	1,100	51,623
Wireless Telecommunication Services 0.09%
Vodafone Group, PLC, ADR	854	18,190

TOTAL COMMON STOCK (Cost $328,326)		325,959

PREFERRED STOCK 0.10%

Diversified Telecommunication Services 0.00%
PTV, Inc., 10.000%, due 01/10/23	1	3
Media 0.10%
ION Media Networks, Inc., 14.25%, due 11/15/06	2	21,156
Real Estate Investment Trusts 0.00%
HRPT Properties Trust, Series B	25	650

TOTAL PREFERRED STOCK
(Cost $16,884)		21,809

CONVERTIBLE PREFERRED STOCK 0.94%

Automobiles 0.54%
General Motors Corp., Series B, 5.250%, due 03/06/32	6,171	114,164

Real Estate Investment Trusts 0.40%
Mills Corp., The, Series 144A, Series F, 6.750% †‡	100	84,825

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $182,491)		198,989

RIGHTS AND WARRANTS 0.00%

Chemicals 0.00%
Sterling Chemicals, Inc., Warrants, exp. 12/31/08 §*	1	$0
Containers & Packaging 0.00%
Pliant Corp., Series 144A, Warrants, exp. 06/01/10 *†	20	0
Diversified Telecommunication Services 0.00%
Jazztel, PLC, Rights, exp. 07/07/06 *	153	6
Media 0.00%
XM Satellite Radio, Inc., Warrants, exp. 03/15/10 *	30	225

TOTAL RIGHTS AND WARRANTS (Cost $0)		231

	Principal Value
CORPORATE BONDS 82.69%

Aerospace & Defense 1.69%
Argo-Tech Corp., 9.250%, due 06/01/11	$80,000	82,400
DRS Technologies, Inc., 7.625%, due 02/01/18 #	125,000	124,375
L-3 Communications Corp., 6.125%, due 01/15/14	70,000	66,500
L-3 Communications Corp., 5.875%, due 01/15/15	90,000	83,925
		357,200
Asset-Backed Securities 0.55%
Continental Airlines, Inc., Series 974B, 6.900%, due 01/02/17	16,431	15,366
Continental Airlines, Inc., Series 981B, 6.748%, due 03/15/17	16,811	15,886
Continental Airlines, Inc., Series 991B, 6.795%, due 08/02/18	32,997	31,136
Continental Airlines, Inc., Series 99-2, 7.566%, due 03/15/20	55,017	53,554
		115,942
Auto Components 1.79%
American Axle & Manufacturing , Inc., 5.250%, due 02/11/14	75,000	62,250
Cooper Standard Automotive, Inc., 8.375%, due 12/15/14 #	120,000	94,650
Goodyear Tire & Rubber Co., 9.000%, due 07/01/15 #	160,000	152,800
Lear Corp., Series B, 8.110%, due 05/15/09	40,000	39,000
Lear Corp., Series B, 5.750%, due 08/01/14	35,000	28,525
		377,225
Automobiles 0.22%
General Motors Corp., 8.375%, due 07/15/33 #	58,000	46,690
Biotechnology 0.31%
Select Medical Corp., 7.625%, due 02/01/15	75,000	65,250
Building Products 1.02%
Nortek Holdings, Inc., Zero Coupon, Step-up, due 03/01/14 #	218,000	157,778
Nortek, Inc., 8.500%, due 09/01/14	60,000	58,050
		215,828

See notes to financial statements.

Company	Principal Value	Market Value

CORPORATE BONDS - Continued

Capital Markets 0.25%
Arch Western Finance, LLC, 6.750%, due 07/01/13	$55,000	$52,662
Chemicals 5.17%
BCP Crystal US Holdings Corp., 9.625%, due 06/15/14	40,000	43,400
Crystal U.S. Holdings 3, LLC, Series A, Zero Coupon, Step-up, due 10/01/14	20,000	15,850
Crystal U.S. Holdings 3, LLC, Series B, Zero Coupon, Step-up, due 10/01/14	170,000	133,025
Equistar Chemicals, LP, 10.125%, due 09/01/08	40,000	42,100
Equistar Chemicals, LP, 10.625%, due 05/01/11	20,000	21,475
Hexion Specialty Chemicals, Inc., 9.000%, due 07/15/14	75,000	75,937
Huntsman International, LLC, 10.125%, due 07/01/09	66,000	66,990
Huntsman International, LLC, Series 144A, 7.375%, due 01/01/15 †	90,000	84,375
Johnsondiversey, Inc., Series B, 9.625%, due 05/15/12	125,000	124,375
Johnsondiversey Holdings, Inc., Zero Coupon, Step-up, due 05/15/13	102,000	86,700
KI Holdings, Inc., Zero Coupon, Step-up, due 11/15/14	113,000	80,795
Lyondell Chemical Co., 9.500%, due 12/15/08	23,000	23,632
Lyondell Chemical Co., 11.125%, due 07/15/12 #	65,000	70,525
Nalco Co., 7.750%, due 11/15/11	65,000	64,838
Nalco Co., 8.875%, due 11/15/13	155,000	156,163
		1,090,180
Commercial Services & Supplies 1.12%
Buhrmann US, Inc., 7.875%, due 03/01/15	90,000	88,875
Da-Lite Screen Company, Inc., 9.500%, due 05/15/11	50,000	53,000
Geo Group, Inc., The, 8.250%, due 07/15/13	95,000	95,000
		236,875
Construction & Engineering 0.73%
Goodman Global Holding Company, Inc., 7.875%, due 12/15/12 #	160,000	152,800
Consumer Finance 6.17%
Ford Motor Credit Co., 4.950%, due 01/15/08	60,000	56,482
Ford Motor Credit Co., 6.625%, due 06/16/08 #	149,000	141,817
Ford Motor Credit Co., 5.625%, due 10/01/08	85,000	78,630
Ford Motor Credit Co., 5.800%, due 01/12/09	170,000	155,307
Ford Motor Credit Co., 8.625%, due 11/01/10	65,000	60,802
Ford Motor Credit Co., 7.000%, due 10/01/13	126,000	108,440
General Motors Acceptance Corp., 6.750%, due 12/01/14 #	476,000	442,118
General Motors Acceptance Corp., 8.000%, due 11/01/31 #	269,000	258,549
		1,302,145
Containers & Packaging 3.33%
Crown Americas, Inc., Series 144A, 7.750%, due 11/15/15 †	70,000	68,950
Graphic Packaging International Corp., 8.500%, due 08/15/11 #	10,000	9,975
Graphic Packaging International Corp., 9.500%, due 08/15/13 #	185,000	183,150
Owens-Brockway Glass Containers, Inc., 8.250%, due 05/15/13	210,000	210,525
Smurfit-Stone Container Corp., 8.250%, due 10/01/12	245,000	229,688
		702,288
Diversified Consumer Services 0.77%
Education Management, LLC, Series 144A, 8.750%, due 06/01/14 †	$40,000	$39,600
Education Management, LLC, Series 144A, 10.250%, due 06/01/16 †	25,000	24,875
Knowledge Learning Corporation, Inc., Series 144A, 7.750%, due 02/01/15 †‡	40,000	36,600
Service Corporation International, Series 144A, 7.500%, due 06/15/17 †	65,000	60,775
		161,850
Diversified Telecommunication Services 3.94%
Cincinnati Bell, Inc., 8.375%, due 01/15/14 #	100,000	98,500
Citizens Communications Co., 9.250%, due 05/15/11	90,000	96,750
Citizens Communications Co., 9.000%, due 08/15/31	115,000	116,437
Hawaiian Telcom Communications, Inc., 9.750%, due 05/01/13 #	55,000	55,962
Hawaiian Telcom Communications, Inc., Series B, 12.500%, due 05/01/15 #	15,000	15,712
PanAmSat Holding Corp., 10.375%, Step-up, due 11/01/14	155,000	114,574
Qwest Corp., 7.875%, due 09/01/11	75,000	75,938
Qwest Corp., 8.875%, due 03/15/12	110,000	116,050
Time Warner Telecom Holdings, Inc., 9.250%, due 02/15/14	35,000	35,875
Verizon New York, Inc., Series B, 7.375%, due 04/01/32 #	47,000	46,332
Zeus Special Subsidiary, Ltd., Series 144A, Zero Coupon, Step-up, due 02/01/15 †	85,000	58,650
		830,780
Electric Utilities 1.29%
Midwest Generation, LLC, 8.750%, due 05/01/34	115,000	121,900
Mission Energy Holding Co., 13.500%, due 07/15/08	60,000	66,900
Reliant Energy, Inc., 9.250%, due 07/15/10	70,000	70,000
Reliant Energy, Inc., 6.750%, due 12/15/14	15,000	13,800
		272,600
Energy Equipment & Services 0.98%
Basic Energy Services, Inc., Series 144A, 7.125%, due 04/15/16 †	80,000	74,400
GulfMark Offshore, Inc., 7.750%, due 07/15/14	65,000	63,375
Hanover Compressor Co., 9.000%, due 06/01/14	65,000	67,925
		205,700
Food & Staples Retailing 1.07%
Couche-Tard Financing Corp., 7.500%, due 12/15/13	90,000	89,550
Jean Coutu Group (PJC), Inc., 7.625%, due 08/01/12	55,000	53,350
Jean Coutu Group (PJC), Inc., 8.500%, due 08/01/14	60,000	55,200
Pathmark Stores, Inc., 8.750%, due 02/01/12	30,000	28,500
		226,600
Food Products 0.68%
B&G Foods Holdings Corp., 8.000%, due 10/01/11	60,000	60,000
Michael Foods, Inc., 8.000%, due 11/15/13 #	85,000	83,513
		143,513
Gas Utilities 0.19%
Transcontinental Gas Pipe Line Corp., Series B, 7.000%, due 08/15/11	40,000	40,400

See notes to financial statements.

Company	Principal Value	Market Value

CORPORATE BONDS - Continued

Health Care Equipment & Supplies 0.46%
CDRV Investors, Inc., Zero Coupon, Step-up, due 01/01/15	$145,000	$97,875
Health Care Providers & Services 5.11%
DaVita, Inc., 6.625%, due 03/15/13	40,000	38,000
DaVita, Inc., 7.250%, due 03/15/15 #	95,000	91,200
Extendicare Health Services, Inc., 6.875%, due 05/01/14	70,000	73,150
HCA, Inc., 7.875%, due 02/01/11	210,000	214,522
HCA, Inc., 6.375%, due 01/15/15	155,000	143,615
HEALTHSOUTH Corp, Series 144A, 10.375%, due 06/15/16 †‡#	140,000	137,200
Omnicare, Inc., 6.875%, due 12/15/15	125,000	118,750
Tenet Healthcare Corp., 9.875%, due 07/01/14	70,000	70,000
Triad Hospitals, Inc., 7.000%, due 11/15/13	90,000	87,525
U.S. Oncology, Inc., 10.750%, due 08/15/14	95,000	103,075
		1,077,037
Hotels, Restaurants & Leisure 7.02%
Boyd Gaming Corp., 6.750%, due 04/15/14	75,000	71,156
Denny’s Corp., 10.000%, due 10/01/12	50,000	49,750
Greektown Holdings, Series 144A, 10.750%, due 12/01/13 †	75,000	79,125
Majestic Star Casino, LLC, Series 144A, 9.750%, due 01/15/11 †	65,000	65,162
Mandalay Resort Group, 9.375%, due 02/15/10	60,000	63,150
MGM Mirage, 8.500%, due 09/15/10	85,000	88,294
MGM Mirage, 8.375%, due 02/01/11	135,000	138,375
MGM Mirage, Series 144A, 6.750%, due 04/01/13 †	65,000	61,994
MGM Mirage, 5.875%, due 02/27/14	30,000	26,887
MGM Mirage, Series 144A, 6.875%, due 04/01/16 †	55,000	51,356
Park Place Entertainment Corp., 8.125%, due 05/15/11	65,000	68,494
Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	60,000	60,150
Pokagon Gaming Authority, Series 144A, 10.375%, due 06/15/14 †‡	60,000	62,025
Six Flags, Inc., 8.875%, due 02/01/10	65,000	61,750
Six Flags, Inc., 9.750%, due 04/15/13 #	115,000	105,656
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, due 05/01/12	145,000	151,344
Station Casinos, Inc., 6.500%, due 02/01/14	45,000	41,850
Station Casinos, Inc., 6.875%, due 03/01/16	5,000	4,663
Trump Entertainment Resort, Inc., 8.500%, due 06/01/15	130,000	124,963
Wynn Las Vegas, LLC, 6.625%, due 12/01/14	110,000	103,675
		1,479,819
Household Durables 1.72%
Beazer Homes USA, Inc., 6.875%, due 07/15/15	70,000	63,700
Blount International, Inc., 8.875%, due 08/01/12	15,000	14,925
Interface, Inc., 10.375%, due 02/01/10	55,000	60,156
Interface, Inc., 9.500%, due 02/01/14	10,000	10,325
Jarden Corp., 9.750%, due 05/01/12	50,000	51,000
Simmons Bedding Co., 7.875%, due 01/15/14	20,000	18,700
Technical Olympic USA, Inc., 7.500%, due 01/15/15	70,000	58,275
WCI Communities, Inc., 7.875%, due 10/01/13	60,000	52,650
WCI Communities, Inc., 6.625%, due 03/15/15 #	40,000	33,200
		362,931
Independent Power Producers & Traders 2.71%
Edison Mission Energy, Series 144A, 7.750%, due 06/15/16 #†	45,000	44,212
Mirant North America, LLC, Series 144A, 7.375%, due 12/31/13 †	175,000	168,875
NRG Energy, Inc., 7.375%, due 02/01/16	$260,000	$253,500
TXU Corp., 5.550%, due 11/15/14	115,000	104,307
		570,894
Insurance 0.59%
Unumprovident Corp., 7.625%, due 03/01/11	31,000	32,302
Unumprovident Corp., Series 144A, 6.850%, due 11/15/15 †	93,000	91,425
		123,727
Internet Software & Services 0.26%
Hughes Network Systems, LLC, Series 144A, 9.500%, due 04/15/14 †	55,000	53,900
IT Services 1.03%
Iron Mountain, Inc., 8.625%, due 04/01/13	35,000	35,000
Iron Mountain, Inc., 7.750%, due 01/15/15	45,000	42,975
SunGard Data Systems, Inc., Series 144A, 10.250%, due 08/15/15 †	135,000	139,556
		217,531
Leisure Equipment & Products 0.39%
Steinway Musical Instruments, Series 144A, 7.000%, due 03/01/14 †	85,000	82,238
Machinery 3.72%
AMSTED Industries, Inc., Series 144A, 10.250%, due 10/15/11 †‡	100,000	107,000
Case Corp., 7.250%, due 01/15/16	85,000	80,325
Case New Holland, Inc., 9.250%, due 08/01/11	35,000	36,837
Case New Holland, Inc., Series 144A, 7.125%, due 03/01/14 †	160,000	152,800
Graham Packaging Co., 9.875%, due 10/15/14 #	150,000	148,500
Milacron Escrow Corp., 11.500%, due 05/15/11	95,000	88,113
Terex Corp., Series B, 10.375%, due 04/01/11	43,000	45,473
Terex Corp., 9.250%, due 07/15/11	25,000	26,563
Terex Corp., 7.375%, due 01/15/14	60,000	59,700
Westinghouse Air Brake Technologies Corp., 6.875%, due 07/31/13	40,000	39,000
		784,311
Media 9.55%
Albritton Communications, Inc., 7.750%, due 12/15/12	106,000	104,940
AMC Entertainment, Inc., 9.500%, due 02/01/11	79,000	77,617
AMC Entertainment, Inc., 11.000%, due 02/01/16	45,000	48,150
American Media Operations, Inc., 8.875%, due 01/15/11 #	80,000	70,800
Cablevision Systems - New York Group, 8.000%, due 04/15/12 #	55,000	54,244
CCH I Holdings, LLC, 9.920%, due 04/01/14	28,000	16,800
CCH I, LLC, 11.000%, due 10/01/15 #	355,000	310,625
CCH II, LLC, 10.250%, due 09/15/10	65,000	65,162
CCO Holdings, LLC, 8.750%, due 11/15/13	30,000	29,250
CSC Holdings, Inc., Series B, 8.125%, due 08/15/09	105,000	106,837
CSC Holdings, Inc., Series 144A, 6.750%, due 04/15/12 †	55,000	53,075
Dex Media, Inc., Zero Coupon, Step-up, due 11/15/13	205,000	172,712
Dex Media, Inc., Zero Coupon, Step-up, due 11/15/13	100,000	84,250
EchoStar DBS Corp., 6.375%, due 10/01/11	105,000	100,537
Granite Broadcasting Corp., 9.750%, due 12/01/10	70,000	64,050
ION Media Networks, Inc., Series 144A, 10.777%, Floating Rate, due 01/15/13 †	110,000	110,275
Mediacom, LLC/Mediacom Capital Corp., 9.500%, due 01/15/13	80,000	79,600
Medianews Group, Inc., 6.875%, due 10/01/13	110,000	100,100
PRIMEDIA, Inc., 8.875%, due 05/15/11	65,000	62,400

See notes to financial statements.

Company	Principal Value	Market Value

CORPORATE BONDS - Continued

Media - Continued
PRIMEDIA, Inc., 8.000%, Step-up, due 05/15/13	$30,000	$26,850
R.H. Donnelley, Inc., Series 144A, 8.875%, due 01/15/16 †	95,000	95,831
WDAC Subsidiary Corp., Series 144A, 8.375%, due 12/01/14 †#	50,000	49,125
XM Satellite Radio, Inc., Series 144A, 9.750%, due 05/01/14 †#	95,000	86,925
Young Broadcasting, Inc., 10.000%, due 03/01/11	50,000	44,500
		2,014,655
Metals & Mining 0.39%
Chaparral Steel Co., 10.000%, due 07/15/13	75,000	81,750
Mortgage-Backed Securities 2.63%
Asset Securitization Corp., Series 1996-MD6, Series 144A, Class B1, 7.929%, Floating Rate, due 11/13/29 †‡	100,000	94,286
Asset Securitization Corp., Series 1996-MD6, Class A7, 4.439%, Floating Rate, due 11/13/29	100,000	102,950
First Union National Bank Commercial Mortgage Securities, Inc., Series 2000-C2, Series 144A, Class H, 6.750%, due 10/15/32 †	40,000	40,195
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Series 144A, Class G, 7.908%, due 04/15/34 †	41,000	43,813
Morgan Stanley Capital I, Series 144A, 1.503%, Floating Rate, due 04/28/39 †	335,672	23,484
Wachovia CRE, Series 2006-1A, Series 144A, Class G, 6.660%, Floating Rate, due 09/25/26 †‡§***	250,000	250,000
		554,728
Multiline Retail 0.72%
Dollar General Corp., 8.625%, due 06/15/10	45,000	47,362
Neiman Marcus Group, Inc., Series 144A, 10.375%, due 10/15/15 †	35,000	37,188
Neiman Marcus Group, Inc., Series 144A, 9.000%, due 10/15/15 †	65,000	67,925
		152,475
Office Electronics 0.72%
Xerox Corp., 7.625%, due 06/15/13	150,000	151,125
Oil & Gas Consumable Fuels 6.89%
AmeriGas Partners, LP, 7.250%, due 05/20/15	50,000	47,250
AmeriGas Partners, LP, 7.125%, due 05/20/16	55,000	51,562
ANR Pipeline, Inc., 9.625%, due 11/01/21	55,000	64,149
Atlas Pipeline Partners, Series 144A, 8.125%, due 12/15/15 †	60,000	59,775
Chesapeake Energy Corp., 7.000%, due 08/15/14	112,000	108,360
Chesapeake Energy Corp., 6.375%, due 06/15/15	155,000	143,762
Chesapeake Energy Corp., 6.875%, due 01/15/16	185,000	174,825
Colorado Interstate Gas Co., 5.950%, due 03/15/15	50,000	45,439
El Paso Corp., 7.000%, due 05/15/11	120,000	118,350
El Paso Corp., 7.750%, due 06/01/13	65,000	65,487
Hilcorp Energy I, LP, Series 144A, 9.000%, due 06/01/16 †‡	35,000	35,262
Massey Energy Co., Series 144A, 6.875%, due 12/15/13 †	155,000	144,150
Newfield Exploration Co., 6.625%, due 09/01/14 #	125,000	119,063
Peabody Energy Corp., 5.875%, due 04/15/16	90,000	82,350
Quicksilver Resources, Inc., 7.125%, due 04/01/16	95,000	89,063
Whiting Petroleum Corp., 7.000%, due 02/01/14	65,000	61,425
Williams Companies, Inc., The, 7.125%, due 09/01/11	43,000	43,000
		1,453,272
Paper & Forest Products 0.83%
Buckeye Technologies, Inc., 8.000%, due 10/15/10	$25,000	$22,875
Buckeye Technologies, Inc., 8.500%, due 10/01/13	125,000	118,750
Millar Western Forest Products, Ltd., 7.750%, due 11/15/13	45,000	34,200
		175,825
Personal Products 0.75%
Playtex Products, 9.375%, due 06/01/11	60,000	62,475
Revlon Consumer Products Corp., 9.500%, due 04/01/11	110,000	96,250
		158,725
Pharmaceuticals 0.42%
Warner Chilcott Corp., 8.750%, due 02/01/15	85,000	87,550
Real Estate Investment Trusts 0.60%
Host Marriott, LP, 7.125%, due 11/01/13 #	80,000	79,700
Host Marriott, LP, 6.375%, due 03/15/15	50,000	47,000
		126,700
Road & Rail 0.56%
Hertz Corp., Series 144A, 8.875%, due 01/01/14 †	115,000	117,875
Specialty Retail 0.93%
GameStop Holdings, 8.000%, due 10/01/12 #	120,000	120,000
Payless ShoeSource, Inc., 8.250%, due 08/01/13	60,000	62,025
Visant Holding Corp., Series 144A, 8.750%, due 12/01/13 †‡	15,000	14,475
		196,500
Textiles, Apparel & Luxury Goods 0.77%
Levi Strauss & Co., 12.250%, due 12/15/12	50,000	55,250
Levi Strauss & Co., 9.750%, due 01/15/15	35,000	35,000
Samsonite Corp., 8.875%, due 06/01/11	70,000	72,625
		162,875
Tobacco 0.51%
Reynolds American, Inc., Series 144A, 7.250%, due 06/01/12 †‡	60,000	58,800
Reynolds American, Inc., Series 144A, 7.300%, due 07/15/15 †‡	50,000	48,438
		107,238
Trading Companies & Distributors 0.14%
Interline Brands, Inc., Series 144A, 8.125%, due 06/15/14 †‡	30,000	29,925
Wireless Telecommunication Services 2.00%
Alamosa Delaware, Inc., 12.000%, Step-up, due 07/31/09	70,000	74,375
Centennial Cellular Corp., 10.125%, due 06/15/13	40,000	42,100
Centennial Communications Corp., 10.000%, due 01/01/13	15,000	14,850
Nextel Communications, Inc., 5.950%, due 03/15/14	180,000	172,916
Rural Cellular Corp., 9.875%, due 02/01/10	70,000	72,013
Windstream Corp., Series 144A, 8.625%, due 08/01/16 †‡	45,000	46,013
		422,267

TOTAL CORPORATE BONDS (Cost $17,740,626)		17,440,276

See notes to financial statements.

Company	Principal Value	Market Value

FOREIGN BONDS 7.10%

Commercial Services & Supplies 0.46%
Stena, AB, 9.625%, due 12/01/12	$20,000	$21,250
Stena, AB, 7.000%, due 12/01/16	83,000	76,360
		97,610
Communications Equipment 0.35%
Nortel Networks Corp., 6.875%, due 09/01/23	35,000	28,000
Nortel Networks Ltd., Series 144A, 10.750%, due 07/15/16 †‡	45,000	45,788
		73,788
Containers & Packaging 1.02%
JSG Funding, PLC, 7.750%, due 04/01/15	10,000	9,050
JSG Holding, PLC, Series 144A, 11.500%, due 10/01/15 †	124,320	162,198
Stone Container Finance, 7.375%, due 07/15/14	50,000	44,250
		215,498
Diversified Financial Services 0.34%
MDPAcquisitions, PLC, 9.625%, due 10/01/12	70,000	72,100
Diversified Telecommunication Services 0.52%
Nordic Telecom Company Holdings, Series 144A, 8.875%, due 05/01/16 †	50,000	51,375
Wind Acquisition Finance, SA, Series 144A, 10.750%, due 12/01/15 †	55,000	58,438
		109,813
Electric Utilities 0.45%
Empresa Nacional de Electricidad, SA (Endesa-Chile), 8.350%, due 08/01/13	60,000	64,593
Enersis, SA, 7.375%, due 01/15/14	29,000	29,359
		93,952
Electronic Equipment & Instruments 0.20%
Flextronics International, Ltd., 6.500%, due 05/15/13	45,000	42,750
Foreign Government 0.20%
Federative Republic of Brazil, 8.875%, due 10/14/19	20,000	22,280
Russia, 12.750%, due 06/24/28	12,000	20,264
		42,544
Industrial Conglomerates 1.03%
Nell AF, S.a.r.l, Series 144A, 8.375%, due 08/15/15 †#	225,000	216,281
Road & Rail 0.64%
Grupo Transportacion Ferroviaria Mexicana, SA de CV, 9.375%, due 05/01/12	100,000	106,500
Grupo Transportacion Ferroviaria Mexicana, SA de CV, 12.500%, due 06/15/12	25,000	27,563
		134,063
Semiconductors & Semiconductor Equipment 0.50%
MagnaChip Semiconductor, SA, 8.000%, due 12/15/14 #	10,000	8,300
Sensata Technologies, BV, Series 144A, 8.000%, due 05/01/14 †#	100,000	96,500
		104,800
Wireless Telecommunication Services 1.39%
Intelsat Bermuda, Ltd., 8.625%, due 01/15/15	$70,000	$70,175
Intelsat Bermuda, Ltd., Series 144A, 11.250%, due 06/15/16 †‡	20,000	20,500
Intelsat Bermuda, Ltd., Series 144A, 9.250%, due 06/15/16 †‡	60,000	61,950
Rogers Wireless Communications, Inc., 6.375%, due 03/01/14	85,000	80,963
Rogers Wireless Communications, Inc., 7.500%, due 03/15/15 #	60,000	60,600
		294,188

TOTAL FOREIGN BONDS (Cost $1,529,215)		1,497,387

SHORT-TERM INVESTMENTS 6.17%

Capital Markets 2.19%
Goldman Sachs Group, Inc., The, 5.260%, due 07/03/06	462,000	461,865
Insurance 3.98%
AIG Funding, Inc., 5.260%, due 07/03/06	839,000	838,755

TOTAL SHORT-TERM INVESTMENTS (Cost $1,300,620)		1,300,620

SECURITIES LENDING COLLATERAL 18.20%

Repurchase Agreements 1.53%
Bear Stearns & Company, Inc., 5.200%, due 07/03/06, (dated 06/30/06, repurchase price of $323,193, collateralized by 4.500% Federal Home Loan Bank Step-up Bonds, due 03/16/07, market value $320,728) **	323,050	323,050
Short-Term Investments 16.67%
Citibank Investors Principal Preservation Trust I, 5.250% **	3,514,558	3,514,558

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,837,608)		3,837,608

TOTAL INVESTMENTS (Cost $24,935,770)	116.75%	24,622,879
OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $3,837,608)	(16.75)%	(3,532,937)

TOTAL NET ASSETS	100.00%	$21,089,942

# All or a portion of this security is on loan (See Note B).

* Non-income producing security.

** Security pledged as collateral for the securities on loan, which were valued at $3,748,540 at June 30, 2006.

*** When-issued security. As of June 30, 2006, $250,000 in cash was held in a segregated account to cover the purchase of this security.

† Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

‡ Illiquid Security (See Note H).

§ Fair valued security (See Note B).

ADR - American Depositary Receipt

PLC - Public Limited Company

Floating Rate - coupon rate adjusts periodically. The rate shown is the rate as of June 30, 2006.

Step-up - Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate as of June 30, 2006.

See notes to financial statements.

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BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER
Wellington Management Company, LLP (Since 05/01/04) Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager Joseph F. Marvan, CFA, Vice President and Fixed Income Portfolio Manager

INVESTMENT OBJECTIVE
The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

BALANCED PORTFOLIO, S&P 500® INDEX
AND THE BALANCED COMPOSITE(1) *
Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		S&P 500®	Balanced
	Balanced	Index	Composite(1)

YTD	3.39%	2.71%	4.01%
1 Year	8.73%	8.63%	7.58%
5 Year	4.69%	2.49%	6.62%
10 Year	7.92%	8.31%	9.56%
Inception	8.52%	10.35%	10.57%

(1)    The Balanced Composite is a 65%/35% blended index of the Russell 1000® Value Index and the Lehman Bros. Aggregate Bond Index.

Inception Date - May 1, 1992. Past performance is not predictive of future performance.

*       This graph compares an initial $10,000 investment made in the Balanced Portfolio (the “Portfolio”) at its inception with a similar investment in the S&P500® Index and the Balanced Composite(1). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The S&P 500® Index and the Balanced Composite are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS †

TOP TEN INDUSTRIES †	% OF NET ASSETS

Mortgage-Backed Securities	13.03%
Oil & Gas Consumable Fuels	11.00%
U.S. Treasury Bills, Bonds, and Notes	7.81%
Pharmaceuticals	5.44%
Diversified Financial Services	5.38%
Insurance	4.77%
Media	4.50%
Diversified Telecomm. Services	3.58%
Electric Utilities	2.46%
Food Products	2.33%

TOP TEN HOLDINGS †	% OF NET ASSETS

Exxon Mobil Corp.	3.08%
AT&T, Inc.	2.26%
Bank of America Corp.	2.21%
General Electric Co.	2.01%
Chevron Corp.	2.00%
Citigroup, Inc.	1.98%
U.S. Treasury Inflation- Indexed Note, 2.375%, due 04/15/11	1.80%
Total, SA, ADR	1.62%
U.S. Treasury Note, 3.875%, due 05/15/10	1.53%
Abbott Laboratories	1.47%

† Securities lending collateral excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

PORTFOLIO COMMENTARY

Performance

Through the first half of 2006, the Balanced Portfolio has returned 3.39%, compared to a 4.01% return for the 65% Russell 1000® Value / 35% Lehman Aggregate custom benchmark over the same period.

Review

Equity markets are up for the first half of the year, despite fears of a slowing world economy, rising inflation prospects, and uncertainty regarding the future actions of central banks. We expect a slowdown in economic activity led by the US and felt globally over the course of the next year. The US housing sector has visibly deteriorated. Adverse ripple effects on US consumption and export-dependent economies will materialize in the second half of 2006 and beyond.

The US bond market, as measured by the Lehman Brothers Aggregate Index, was down -0.72% year to date.  We saw spreads widening in some of the riskier fixed income sectors, including lower quality credit, emerging markets and mortgages.  The first half of the year was also characterized by greater uncertainty about the direction of US monetary policy under the direction of a new Fed chairman.  Heightened uncertainty was compounded by surprisingly high US core inflation data, and the Federal Reserve raised rates for the 17th straight time to 5.25% at their last meeting on June 29th.

Equity Review

The Equity portion of the Portfolio underperformed the Russell 1000® Value Index during the first half as we were hurt by our stock selection in Information Technology, Consumer Staples, and Financials sectors.  Individual securities that hurt performance included Bunge (Consumer Staples), American International Group (Financials), and Microsoft (Information Technology).  Bunge, a global agribusiness and food company, dropped their full year guidance citing supply chain disruptions, plant stoppages and slow sales as the reason.  However, with a longer term view in mind we have added to the position on weakness, as we believe the company will benefit from bio-fuel demand through increased fertilizer sales.  Shares of American International Group, the world’s largest insurer, fell after reporting lower earnings and a lackluster quarter.  Microsoft’s shares fell in light of increased competition from Google, and delays in the release of their new Vista software.

Strong security selection benefited the Industrials, Consumer Discretionary, and Energy sectors.  For example within Industrials, railroad company CSX is up dramatically in 2006. The stock reached our target price rapidly, and we eliminated the stock as railroads appear vulnerable to the impact of higher fuel costs as hedges expire.  Media company Warner Music benefited from higher then expected digital music sales and potential EMI merger talks spurred the stock. Energy was one of the top performing areas of the market and we benefited from our overweight exposure to this sector. Many of our largest contributors to performance were energy companies, with Exxon Mobil, Schlumberger, and Chevron among the strongest.

Fixed Income Review

In the fixed income portion of the Portfolio, we outperformed the Lehman Brothers Aggregate Index, due to strong security selection, positive sector allocation, and favorable duration positioning.  We continue to have overweight exposures to spread sectors, namely credit and structured securities, with an underweight to mortgage-backed pass-throughs the exception.  We are approximately neutral duration and are inclined to look for an opportunity to extend duration ahead of material economic weakness.

Outlook

The Portfolio’s equity strategy is, as always, focused on identifying industries where supply/demand remains favorable. We are buying companies with terrific products, at good valuations supported by favorable demographics.

The fixed income portion of the Portfolio offers a balance of moderate risk with the ability to increase our risk exposures in reaction to future opportunities in the market.  The Treasury curve continues to stay flat and appears anchored by cash rates which have moved up above 5% and we continue to underweight the government sector.  The Fed’s hawkish tone has reduced longer-term inflation expectations and left breakeven spreads between TIPS and Treasuries only modestly wider.  Asset-backed and commercial mortgage-backed yield spreads continued to grind tighter across all sub sectors, however CMBS remains attractive on a relative value basis to corporate bonds.  We continue to remain defensive on the mortgage-backed pass-through sector and we have not offset our underweight exposure to the sector as tight valuations do not compensate investors adequately for the extension risk.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Shares	Market Value

COMMON STOCK 66.00%

Air Freight & Logistics 0.61%
United Parcel Service, Inc., Class B	5,100	$419,883
Airlines 0.52%
Southwest Airlines Co.	21,900	358,503
Auto Components 0.53%
BorgWarner, Inc.	5,600	364,560
Beverages 0.79%
Coca-Cola Co., The	12,600	542,052
Building Products 0.54%
American Standard Companies, Inc.	8,600	372,122
Capital Markets 1.69%
Merrill Lynch & Company, Inc. #	9,200	639,952
State Street Corp.	8,900	517,001
		1,156,953
Chemicals 1.20%
E.I. du Pont de Nemours & Co. #	19,800	823,680
Commercial Banks 0.90%
PNC Financial Services Group	3,800	266,646
Synovus Financial Corp. #	13,100	350,818
		617,464
Commercial Services & Supplies 1.85%
Avery Dennison Corp. #	6,600	383,196
Pitney Bowes, Inc.	8,600	355,180
Waste Management, Inc.	14,810	531,383
		1,269,759
Communications Equipment 0.72%
Motorola, Inc. #	24,575	495,186
Computers & Peripherals 1.36%
International Business Machines Corp.	10,385	797,776
Sun Microsystems, Inc. *	32,200	133,630
		931,406
Diversified Financial Services 4.72%
Bank of America Corp.	31,524	1,516,304
Citigroup, Inc.	28,186	1,359,693
JPMorgan Chase & Co.	8,672	364,224
		3,240,221
Diversified Telecommunication Services 2.94%
AT&T, Inc. #	55,700	1,553,473
Verizon Communications, Inc.	13,900	465,511
		2,018,984
Electric Utilities 2.34%
Exelon Corp. #	16,200	920,646
PPLCorp. #	12,500	403,750
Progress Energy, Inc. #	6,500	278,655
		1,603,051
Electronic Equipment & Instruments 0.39%
Jabil Circuit, Inc.	10,500	268,800
Energy Equipment & Services 0.65%
Schlumberger, Ltd.	6,900	449,259
Food & Staples Retailing 1.49%
Sysco Corp. #	14,300	437,008
Wal-Mart Stores, Inc.	12,100	582,857
		1,019,865
Food Products 2.04%
Bunge, Ltd.	6,900	346,725
Hormel Foods Corp.	9,000	334,260
Tyson Foods, Inc.	15,400	228,844
Unilever, NV, ADR	21,600	487,080
		1,396,909
Health Care Equipment & Supplies 0.70%
Medtronic, Inc. #	10,300	$483,276
Hotels, Restaurants & Leisure 1.28%
Harrah’s Entertainment, Inc.	3,000	213,540
McDonald’s Corp. #	19,700	661,920
		875,460
Household Durables 0.16%
Whirlpool Corp. #	1,300	107,445
Household Products 0.82%
Kimberly-Clark Corp.	9,100	561,470
Industrial Conglomerates 2.01%
General Electric Co.	41,800	1,377,728
Insurance 3.76%
Ace, Ltd.	12,400	627,316
Allstate Corp., The	8,300	454,259
American International Group, Inc.	9,700	572,785
Hartford Financial Services Group, Inc., The #	6,700	566,820
MBIA, Inc. #	6,100	357,155
		2,578,335
IT Services 0.47%
First Data Corp.	7,100	319,784
Machinery 2.19%
Deere & Co.	8,700	726,363
Illinois Tool Works, Inc.	7,400	351,500
Parker-Hannifin Corp.	5,500	426,800
		1,504,663
Media 3.18%
CBS Corp.	15,200	411,160
Comcast Corp. *	18,100	592,594
New York Times Co., The #	10,900	267,486
Time Warner, Inc.	18,945	327,749
Viacom, Inc. *	9,500	340,480
Warner Music Group Corp.	8,300	244,684
		2,184,153
Metals & Mining 1.94%
Alcoa, Inc.	23,500	760,460
Newmont Mining Corp.	4,500	238,185
Rio Tinto, PLC, ADR	1,600	335,536
		1,334,181
Multiline Retail 0.32%
Family Dollar Stores, Inc.	8,900	217,427
Multi-Utilities & Unregulated Power 0.80%
Dominion Resources, Inc.	7,300	545,967
Office Electronics 0.61%
Xerox Corp. *#	30,100	418,691
Oil & Gas Consumable Fuels 10.74%
BPAmoco, PLC, ADR	6,760	470,564
Cameco Corp. #	11,200	447,664
Chevron Corp.	22,100	1,371,526
ConocoPhillips	13,069	856,411
EnCana Corp.	12,978	683,162
Exxon Mobil Corp.	34,425	2,111,974
Total, SA, ADR	17,000	1,113,840
XTO Energy, Inc.	7,000	309,890
		7,365,031
Paper & Forest Products 1.62%
International Paper Co. #	10,300	332,690
Weyerhaeuser Co.	12,500	778,125
		1,110,815

See notes to financial statements.

Company	Shares	Market Value

COMMON STOCK - Continued

Pharmaceuticals 5.37%
Abbott Laboratories	23,200	$1,011,752
Bristol-Myers Squibb Co.	26,600	687,876
Eli Lilly & Co.	17,200	950,644
Schering-Plough Corp.	38,000	723,140
Wyeth	7,000	310,870
		3,684,282
Road & Rail 0.59%
Canadian National Railway Co.	9,294	406,612
Semiconductors & Semiconductor Equipment 0.35%
KLA-Tencor Corp.	5,700	236,949
Software 0.91%
Microsoft Corp.	26,925	627,352
Specialty Retail 0.31%
Limited Brands	8,400	214,956
Thrifts & Mortgage Finance 0.65%
Freddie Mac	7,800	444,678
Tobacco 1.30%
Altria Group, Inc.	12,100	888,503
Wireless Telecommunication Services 0.64%
Sprint Nextel Corp.	22,100	441,779

TOTAL COMMON STOCK (Cost $40,230,450)		45,278,194

	Principal Value

CORPORATE BONDS 11.92%

Aerospace & Defense 0.07%
Raytheon Co., 5.375%, due 04/01/13	$50,000	48,545
Asset-Backed Securities 1.11%
Capital Auto Receivables Asset Trust, Series 2003-1, Class A4A, 3.100%, due 06/15/10	200,000	198,647
Capital One Master Trust, Series 2001-8A, Class A, 4.600%, due 08/17/09	200,000	199,526
Carmax Auto Owner Trust, Series 2005-1, Class A4, 4.350%, due 03/15/10	100,000	97,682
Onyx Acceptance Auto Trust, Series 2003-C, Class A4, 2.660%, due 05/17/10	132,151	129,117
USAAAuto Owner Trust, Series 2004-1, Class A3, 2.060%, due 04/15/08	58,437	57,987
WFS Financial Owner Trust, Series 2004-2, Class A4, 3.540%, due 11/21/11	80,000	78,174
		761,133
Automobiles 0.11%
DaimlerChrysler North America Holding Corp., 8.000%, due 06/15/10	75,000	79,624
Beverages 0.50%
Anheuser-Busch Companies, Inc., 6.000%, due 04/15/11	64,000	64,839
Coca-Cola Enterprises, Inc., 5.375%, due 08/15/06	50,000	49,990
Coca-Cola Enterprises, Inc., 6.125%, due 08/15/11	92,000	93,914
Miller Brewing Co., Series 144A, 5.500%, due 08/15/13 †	75,000	71,961
Pepsi Bottling Holdings, Inc., Series 144A, 5.625%, due 02/17/09 †	65,000	65,018
		345,722
Capital Markets 0.62%
Credit Suisse First Boston USA, Inc., 3.875%, due 01/15/09	$170,000	$163,073
Mellon Funding Corp., 5.000%, due 12/01/14	75,000	70,589
Merrill Lynch & Company, Inc., 6.000%, due 02/17/09 #	75,000	75,498
Morgan Stanley, 4.750%, due 04/01/14	125,000	114,603
		423,763
Chemicals 0.07%
Monsanto Co., 5.500%, due 08/15/25	50,000	45,330
Commercial Banks 0.37%
Bank of America Corp., 4.750%, due 08/15/13	100,000	93,369
BB&T Corp., 4.900%, due 06/30/17	30,000	27,238
U.S. Bancorp, 5.700%, due 12/15/08	60,000	60,133
Wachovia Corp., 5.250%, due 08/01/14	75,000	71,532
		252,272
Computers & Peripherals 0.14%
Hewlett-Packard Co., 3.625%, due 03/15/08	99,000	95,742
Consumer Finance 0.07%
International Lease Finance Corp., 5.000%, due 04/15/10	50,000	48,557
Containers & Packaging 0.07%
Sealed Air Corp., Series 144A, 6.875%, due 07/15/33 †	50,000	47,790
Diversified Financial Services 0.66%
CIT Group, Inc., 5.600%, due 04/27/11	50,000	49,463
Citigroup, Inc., 5.000%, due 09/15/14	112,000	104,828
Citigroup, Inc., 6.625%, due 06/15/32	121,000	124,573
Citigroup, Inc., 5.850%, due 12/11/34	50,000	47,101
Erac USAFinance Co., Series 144A, 5.600%, due 05/01/15 †	50,000	47,539
JPMorgan Chase & Co., 6.750%, due 02/01/11	75,000	77,954
		451,458
Diversified Telecommunication Services 0.27%
AT&T Wireless Services, Inc., 7.500%, due 05/01/07	76,000	77,063
BellSouth Corp., 4.750%, due 11/15/12	65,000	60,269
SBC Communications, Inc., 5.100%, due 09/15/14	15,000	13,916
Verizon Maryland, Inc., 5.125%, due 06/15/33	42,000	32,102
		183,350
Electric Utilities 0.12%
American Electric Power Company, Inc., 5.375%, due 03/15/10	33,000	32,483
PPLEnergy Supply, LLC, 6.200%, due 05/15/16	50,000	49,563
		82,046
Energy Equipment & Services 0.14%
Halliburton Co., 5.500%, due 10/15/10	50,000	49,527
Smith International, Inc., 6.000%, due 06/15/16	50,000	49,556
		99,083
Food & Staples Retailing 0.18%
Fred Meyer, Inc., 7.450%, due 03/01/08	43,000	44,055
Wal-Mart Stores, Inc., 6.875%, due 08/10/09	75,000	77,667
		121,722
Food Products 0.29%
Bunge Limited Finance Corp., 5.100%, due 07/15/15	35,000	31,597
Kraft Foods, Inc., 6.250%, due 06/01/12	50,000	50,583
Kraft Foods, Inc., 6.500%, due 11/01/31	100,000	99,865
Tyson Foods, Inc., 6.600%, due 04/01/16	15,000	14,662
		196,707
Health Care Providers & Services 0.21%
Aetna, Inc., 6.000%, due 06/15/16	50,000	49,275
Quest Diagnostic, Inc., 5.125%, due 11/01/10	50,000	48,611
UnitedHealth Group, Inc., 5.200%, due 01/17/07	50,000	49,872
		147,758

See notes to financial statements.

Company	Principal Value	Market Value

CORPORATE BONDS - Continued

Hotels, Restaurants & Leisure 0.22%
Harrah’s Operating Company, Inc., 6.500%, due 06/01/16	$45,000	$43,847
Marriott International, Inc., 6.200%, due 06/15/16	50,000	49,126
Yum! Brands, Inc., 8.875%, due 04/15/11	50,000	55,687
		148,660
Household Durables 0.20%
D.R. Horton, Inc., 6.500%, due 04/15/16 #	50,000	48,074
Mohawk Industries, Inc., 7.200%, due 04/15/12	40,000	41,224
Pulte Homes, Inc., 6.250%, due 02/15/13	50,000	48,679
		137,977
Independent Power Producers & Traders 0.18%
Duke Energy Corp., 4.200%, due 10/01/08	75,000	72,446
TXU Energy Co., 7.000%, due 03/15/13	50,000	51,037
		123,483
Insurance 1.01%
Ace INA Holdings, Inc., 5.875%, due 06/15/14	75,000	72,459
Allstate Corp., The, 6.750%, due 05/15/18	50,000	52,009
American International Group, Inc., SunAmerica Global Financing IX, Series 144A, 5.100%, due 01/17/07 †	130,000	129,641
AXA Financial, Inc., 7.000%, due 04/01/28	50,000	52,225
Berkshire Hathaway, Inc., 3.375%, due 10/15/08	95,000	90,442
Everest Reinsurance Holdings, Inc., 5.400%, due 10/15/14	25,000	23,388
Hartford Financial Services Group, Inc., The, 4.750%, due 03/01/14	75,000	69,297
MetLife, Inc., 5.000%, due 06/15/15	50,000	46,253
Navigators Group, Inc., The, 7.000%, due 05/01/16	9,000	8,873
Prudential Financial, Inc., 4.500%, due 07/15/13	75,000	68,660
St. Paul Travelers Companies, Inc., The, 8.125%, due 04/15/10	75,000	80,559
		693,806
Media 1.03%
Clear Channel Communications, Inc., 4.625%, due 01/15/08	96,000	94,016
Comcast Cable Communications, Inc., 6.750%, due 01/30/11	52,000	53,660
Cox Communications, Inc., 7.125%, due 10/01/12	50,000	51,716
EchoStar DBS Corp., 5.750%, due 10/01/08	173,000	169,108
News America, Inc., 7.625%, due 11/30/28	50,000	52,935
Time Warner, Inc., 7.700%, due 05/01/32 #	179,000	194,547
Viacom, Inc., 5.625%, due 08/15/12	50,000	48,862
Viacom, Inc., Series 144A, 6.250%, due 04/30/16 †	47,000	45,625
		710,469
Mortgage-Backed Securities 2.58%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR6, Class A6, 4.825%, due 11/11/41	150,000	139,589
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T18, Class A4, 4.933%, due 02/13/42	100,000	93,512
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A2, 6.390%, due 11/18/30	188,625	190,801
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.936%, due 05/15/38	200,000	179,059
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.317%, due 06/10/36	200,000	193,136
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, due 08/10/42	100,000	92,861
GS Mortgage Securities Corporation II, Series 2004-GG2, Class A6, 5.396%, due 08/10/38	150,000	145,101
IMPAC CMB Trust, Series 2005-4, Class 1M1, 5.011%, Floating Rate, due 05/25/35	$78,399	$78,540
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.462%, due 03/15/31	140,000	144,463
Morgan Stanley Capital I, Series 1999-WF1, Class A2, 6.210%, due 11/15/31	116,173	117,111
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.590%, due 03/15/30	210,000	212,878
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2, 4.490%, due 02/11/36	200,000	185,391
		1,772,442
Multiline Retail 0.17%
Federated Department Stores, Inc., 6.900%, due 04/01/29 #	50,000	50,050
Target Corp., 5.500%, due 04/01/07	70,000	69,923
		119,973
Multi-Utilities & Unregulated Power 0.24%
MidAmerican Energy Holdings Co., 3.500%, due 05/15/08	91,000	87,307
PG&E Corp., 4.200%, due 03/01/11	56,000	52,366
PG&E Corp., 6.050%, due 03/01/34	24,000	22,652
		162,325
Oil & Gas Consumable Fuels 0.26%
Devon Financing Corp., 6.875%, due 09/30/11	50,000	51,985
Kinder Morgan Energy Partners, LP, 5.000%, due 12/15/13	50,000	45,824
Pemex Project Funding Master Trust, Series 144A, 6.625%, due 06/15/35 †	40,000	36,200
XTO Energy, Inc., 4.900%, due 02/01/14	50,000	45,914
		179,923
Paper & Forest Products 0.11%
Weyerhaeuser Co., 7.375%, due 03/15/32	75,000	75,932
Pharmaceuticals 0.07%
Wyeth, 6.500%, due 02/01/34	50,000	50,061
Real Estate Investment Trusts 0.28%
Archstone-Smith Trust, 5.750%, due 03/15/16	50,000	48,277
Developers Diversified Realty Corp., 5.375%, due 10/15/12	50,000	48,050
ERP Operating, LP, 5.125%, due 03/15/16	50,000	46,200
Reckson Operating Partnership, LP, 6.000%, due 03/31/16	20,000	19,366
Regency Centers, LP, 5.250%, due 08/01/15	30,000	28,039
		189,932
Road & Rail 0.07%
CSX Corp., 5.300%, due 02/15/14	50,000	47,964
Specialty Retail 0.08%
Staples, Inc., 7.125%, due 08/15/07	10,000	10,123
Staples, Inc., 7.375%, due 10/01/12	40,000	42,703
		52,826
Thrifts & Mortgage Finance 0.26%
Countrywide Home Loans, Inc., 2.875%, due 02/15/07	180,000	176,999
Tobacco 0.08%
Altria Group, Inc., 7.000%, due 11/14/13	50,000	52,750
Wireless Telecommunication Services 0.08%
Sprint Capital Corp., 8.375%, due 03/15/12	50,000	55,245

TOTAL CORPORATE BONDS (Cost $8,503,138)		8,181,369

See notes to financial statements.

Company	Principal Value	Market Value

FOREIGN BONDS 1.08%

Commercial Banks 0.11%
HBOS, PLC, Series 144A, 6.000%, due 11/01/33 †	$75,000	$73,039
Diversified Telecommunication Services 0.37%
Deutsche Telekom International Finance, BV, 3.875%, due 07/22/08	156,000	150,776
France Telecom, SA, 8.750%, Step-up, due 03/01/11	75,000	80,565
Telecom Italia Capital, 6.000%, due 09/30/34	25,000	21,585
		252,926
Foreign Government 0.02%
Republic of South Africa, 6.500%, due 06/02/14	15,000	14,963
Industrial Conglomerates 0.10%
Tyco International Group, SA, 6.000%, due 11/15/13	70,000	69,349
Media 0.29%
British Sky Broadcasting Group, PLC, 6.875%, due 02/23/09	198,000	202,714
Mortgage-Backed Securities 0.15%
Aire Valley Mortgages, Series 2004-1A, Series 144A, Class 2A3, 5.594%, due 09/20/34 †	100,000	100,084
Road & Rail 0.04%
Canadian National Railway Co., 5.800%, due 06/01/16	25,000	24,870

TOTAL FOREIGN BONDS (Cost $759,868)		737,945

GOVERNMENT & AGENCY OBLIGATIONS 18.49%

Mortgage-Backed Securities 10.30%
Fannie Mae, Pool #545322, 5.885%, due 11/01/11	117,714	118,503
Fannie Mae, Pool #545316, 5.636%, due 12/01/11	188,726	187,889
Fannie Mae, Pool #254274, 6.000%, due 03/01/12	119,873	120,104
Fannie Mae, Pool #725217, 4.772%, due 02/01/14	333,120	316,503
Fannie Mae, Pool #725457, 4.667%, due 04/01/14	422,129	397,098
Fannie Mae, Pool #529245, 6.500%, due 09/01/14	122,549	124,247
Fannie Mae, Pool #555534, 6.500%, due 04/01/18	126,508	128,342
Fannie Mae, Pool #764283, 5.000%, due 01/01/19	395,183	381,471
Fannie Mae, Pool #765508, 5.500%, due 01/01/19	295,745	290,731
Fannie Mae, Pool #772424, 5.000%, due 01/01/19	240,896	232,527
Fannie Mae, Pool #742281, 5.000%, due 03/01/19	36,817	35,514
Fannie Mae, Pool #773873, 5.000%, due 04/01/19	350,592	338,178
Fannie Mae, Pool #751999, 5.000%, due 06/01/19	37,104	35,790
Fannie Mae, Pool #779013, 5.000%, due 06/01/19	327,763	316,158
Fannie Mae, Pool #780310, 5.000%, due 06/01/19	390,473	376,646
Fannie Mae, Pool #782586, 5.000%, due 06/01/19	284,079	274,020
Fannie Mae, Pool #772244, 5.500%, due 07/01/19	187,201	183,905
Fannie Mae, Pool #TBA, 6.000%, due 07/01/21 ***	135,000	135,464
Fannie Mae, Pool #725205, 5.000%, due 03/01/34	589,523	553,739
Fannie Mae, Pool #782685, 5.500%, due 06/01/34	308,258	296,869
Fannie Mae, Pool #799334, 5.500%, due 12/01/34	153,428	147,759
Fannie Mae, Pool #TBA, 5.000%, due 07/01/36 ***	$750,000	$701,016
Freddie Mac, PC Gold, Pool #G10688, 6.000%, due 08/01/11	147,084	147,100
Freddie Mac, PC Gold, Pool #G18010, 5.500%, due 09/01/19	363,603	356,981
Ginnie Mae, Pool #570465, 6.500%, due 11/15/31	150,388	152,472
Ginnie Mae, Pool #564798, 6.000%, due 03/15/34	86,382	85,784
Ginnie Mae, Pool #605431, 5.500%, due 05/15/34	146,554	142,176
Ginnie Mae, Pool #781856, 6.000%, due 01/15/35	260,428	258,670
Ginnie Mae, Series 2005-74, Class HC, 7.500%, due 09/16/35	57,828	60,177
Ginnie Mae, Pool #782067, 7.000%, due 03/15/36	167,495	172,770
		7,068,603
Thrifts & Mortgage Finance 0.38%
Fannie Mae, 5.000%, due 01/15/07	225,000	224,330
Freddie Mac, 5.750%, due 03/15/09	36,000	36,277
		260,607
U.S. Treasury Bills, Bonds, and Notes 7.81%
U.S. Treasury Note, 3.750%, due 03/31/07	350,000	346,062
U.S. Treasury Note, 6.000%, due 08/15/09	314,000	321,838
U.S. Treasury Note, 3.875%, due 05/15/10 #	1,100,000	1,052,691
U.S. Treasury Inflation- Indexed Note, 2.375%, due 04/15/11	1,243,115	1,238,211
U.S. Treasury Note, 4.250%, due 08/15/13 #	675,000	640,406
U.S. Treasury Bond, 9.250%, due 02/15/16	200,000	261,055
U.S. Treasury Bond, 7.250%, due 08/15/22 #	555,000	669,599
U.S. Treasury Bond, 6.250%, due 08/15/23 #	752,000	829,374
		5,359,236

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $13,084,678)		12,688,446

SECURITIES LENDING COLLATERAL 16.94%

Short-Term Investments 16.94%
Citibank Investors Principal Preservation Trust I, 5.250% **	11,621,454	11,621,454

TOTAL SECURITIES LENDING COLLATERAL (Cost $11,621,454)		11,621,454

TOTAL INVESTMENTS (Cost $74,199,588)	114.43%	78,507,408
OTHER ASSETS, LESS LIABILITIES (includes obligation to return Securities Lending Collateral of $11,621,454)	(14.43)%	(9,901,437)

TOTAL NET ASSETS	100.00%	$68,605,971

# All or a portion of this security is on loan (See Note B).

* Non-income producing security.

** Security pledged as collateral for the securities on loan, which were valued at $11,266,988 at June 30, 2006.

***   When-issued security. As of June 30, 2006, $135,812 in cash was held in a segregated account to cover the purchase of the 6.000% Fannie May notes, due 07/01/21. Freddie Mac notes, with net proceeds of $884,079, were sold with a settle date of July 13, 2006, to cover the purchase of the 5.000% Fannie Mae notes, due 07/31/36.

†        Security was purchased pursuant to Rule 144Aunder the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

ADR - American Depositary Receipt

PLC - Public Limited Company

TBA- To Be Announced

Floating Rate - Coupon rate adjusts periodically. The rate shown is the rate as of June 30, 2006.

Step-up - Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate as of June 30, 2006.

See notes to financial statements.

MONEY MARKET PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Massachusetts Financial Services Company (Since 08/28/97)

INVESTMENT OBJECTIVE

The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

7 Day Effective Yield	4.60%
Dollar Weighted Average Maturity	32 Days

Inception Date - August 1, 1985

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total return figures for periods less than one year have not been annualized.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

Past performance is not indicative of future results.

PERCENT OF INVESTMENTS

PORTFOLIO QUALITY	% OF INVESTMENTS

P-1	100.00%

P-1 is the highest tier of Moody’s Investors Service’s short-term credit quality ratings.

PORTFOLIO COMMENTARY

Market Environment

The global economy continued to grow at its fastest pace in three decades.  International trade has been increasing, new jobs have been created, and workers have seen their wages increase.  To combat the moderate increases in inflation that have been seen over the past months, central banks around the world have been raising interest rates in sync for the first time in many years.

The acceleration in inflation, coupled with steadily increasing oil prices has given the U.S. Federal Reserve Board (the Fed) continued reasons to raise interest rates.  The Fed, which began raising interest rates on June 30, 2004, continued to boost interest rates at a measured pace throughout the six-month period.  By period end on June 30, 2006, the federal funds target rate had climbed to 5.25%.

Factors influencing performance

The Money Market Portfolio’s weighted average maturity remained relatively unchanged during the period. At the start of the period, the average stood at 32 days and by its close, the Portfolio ended the period at a weighed average maturity of 32 days.  We kept the Portfolio’s days to maturity relatively short due to the Fed’s tightening policy.  This strategy was beneficial as rates increased at a measured pace throughout the reporting period.

Portfolio positioning

As of period end on June 30, 2006, 94% of the Portfolio’s assets were invested in first tier commercial paper and certificate of deposits with the remainder in U.S. government-sponsored agencies.

Commitment to quality

Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the Portfolio’s objectives of income, capital preservation, and liquidity.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2006 (Unaudited)

Company	Principal Value	Market Value

CERTIFICATES OF DEPOSIT 1.37%

Commercial Banks 1.37%
Dexia Credit Local, NY, 5.315%, due 08/08/06	$1,150,000	$1,150,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $1,150,000)		1,150,000

COMMERCIAL PAPER 93.26%

Capital Markets 12.91%
Goldman Sachs Group, Inc., The, 4.890%, due 07/06/06	2,549,000	2,547,269
Merrill Lynch & Company, Inc., 5.130%, due 08/14/06	3,258,000	3,237,572
Morgan Stanley, 5.270%, due 07/06/06	3,318,000	3,315,572
UBS Finance Delaware, LLC, 5.150%, due 08/08/06	1,717,000	1,707,666
		10,808,079
Chemicals 3.83%
E.I. du Pont de Nemours & Co., Series 144A, 5.040%, due 07/24/06 †	3,213,000	3,202,654
Commercial Banks 13.36%
Abbey National North America, LLC, 5.070%, due 08/21/06	3,209,000	3,185,951
Calyon North America, Inc., 5.050%, due 08/02/06	3,217,000	3,202,559
Societe Generale North America, Inc., 5.280%, due 07/03/06	1,588,000	1,587,534
Svenska Handelsbank, Inc., 5.160%, due 08/07/06	3,220,000	3,202,923
		11,178,967
Consumer Finance 11.87%
American Express Credit Corp., 5.200%, due 08/09/06	2,595,000	2,580,382
American Express Credit Corp., 5.050%, due 07/18/06	737,000	735,242
American General Finance Corp., 5.300%, due 09/19/06	3,350,000	3,310,862
Toyota Motor Credit Corp., 5.300%, due 09/20/06	3,350,000	3,310,567
		9,937,053
Diversified Financial Services 11.76%
Citigroup Funding, Inc., 5.010%, due 07/17/06	2,500,000	2,494,434
Citigroup Funding, Inc., 5.250%, due 08/08/06	818,000	813,467
General Electric Capital Corp., 5.380%, due 10/26/06	3,398,000	3,339,038
ING America Insurance Holdings, 5.040%, due 08/09/06	3,211,000	3,193,443
		9,840,382
Diversified Telecommunication Services 3.83%
BellSouth Corp., Series 144A, 5.050%, due 07/17/06 †	$3,210,000	$3,202,795
Electric Utilities 3.95%
Florida Power & Light Co., 5.270%, due 07/20/06	3,316,000	3,306,777
Electrical Equipment 4.01%
Emerson Electric Co., Series 144A, 5.220%, due 07/14/06 †	3,359,000	3,352,668
Food Products 9.71%
Cargill, Inc., Series 144A, 5.200%, due 07/21/06 †	3,320,000	3,310,409
Hershey Co., The, 5.200%, due 07/25/06 †	1,564,000	1,558,578
Nestle Capital Corp., Series 144A, 5.170%, due 07/13/06 †	3,261,000	3,255,380
		8,124,367
Insurance 6.91%
General Re Corp., 4.940%, due 07/17/06	2,600,000	2,594,292
Metlife Funding, Inc., 5.060%, due 08/22/06	3,210,000	3,186,538
		5,780,830
IT Services 4.00%
First Data Corp., 5.280%, due 07/06/06	3,355,000	3,352,587
Media 7.12%
Gannett Company, Inc., Series 144A, 5.010%, due 07/07/06 †	2,651,000	2,648,787
McGraw-Hill Companies, Inc., The, 5.170%, due 07/18/06	3,316,000	3,307,904
		5,956,691

TOTAL COMMERCIAL PAPER (Cost $78,042,715)		78,043,850

GOVERNMENT & AGENCY OBLIGATIONS 5.51%

Government Agency 5.51%
Federal Home Loan Bank, 4.750%, due 07/05/06	4,613,000	4,610,565

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $4,610,565)		4,610,565

TOTAL INVESTMENTS (Cost $83,803,280)	100.14%	83,804,415
OTHER ASSETS, LESS LIABILITIES	(0.14)%	(116,476)

TOTAL NET ASSETS	100.00%	$83,687,939

†

Commercial paper exempt from registration under Section 4(2) and/or Rule 144Aof the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors” (See Note H).

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)

	Capital		Strategic	S&P 500
	Growth	Growth	Growth	Index	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments, at cost	$191,424,535	$39,692,042	$87,888,011	$270,950,015	$93,469,069

Investments in unaffiliated issuers, at market value (Notes B and C)	$198,978,053	$44,604,936	$98,764,413	$272,613,763	$102,899,188
Investments in affiliated issuers, at market value (Notes B and C)			352,330	608,249
Cash*	3,247,292	280,283	427,331	841,925	539,130
Foreign currency (Cost $10; $73,425 and $48,533)
Accrued investment income, net of foreign taxes	139,319	31,486	78,392	268,026	145,782
Receivable for portfolio securities sold	2,736,810	2,747,861	68,702	1,033,043	586,415
Receivable for foreign currency contracts
Net receivable from capital shares
Total Assets	205,101,474	47,664,566	99,691,168	275,365,006	104,170,515

Liabilities
Collateral on securities loaned, at value	38,852,099	4,674,498	16,748,049	43,194,585	10,488,149
Payable for portfolio securities purchased	4,823,165	1,664,902		32,192
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)	96,592	21,660	52,538	45,388	56,685
Accrued custody fees		1,037	1,523		907
Accrued director fees	1,265	319	643		724
Accrued expenses	12,669	3,756	7,773	7,564	7,856
Payable for daily variation on futures contracts				4,799
Net payable for capital shares redeemed	43,711	15,736	18,181	18,025	20,887
Total Liabilities	43,829,501	6,381,908	16,828,707	43,302,553	10,575,208

NETASSETS	$161,271,973	$41,282,658	$82,862,461	$232,062,453	$93,595,307

Net Assets Consist of:
Par value	$73,602	$25,596	$55,236	$263,474	$43,266
Capital paid in	186,762,182	58,378,750	135,362,726	246,854,068	77,698,140
Undistributed net investment income (loss)	184,174	166,547	300,953	1,949,162	629,335
Accumulated net realized gain (loss)	(33,301,503)	(22,201,129)	(64,085,367)	(19,304,856)	5,794,447
Net unrealized gain (loss) on investments	7,553,518	4,912,894	11,228,732	2,271,997	9,430,119
Net unrealized gain on futures contracts				28,608
Net unrealized gain on translation of assets and liabilities in foreign currency			181

NETASSETS	$161,271,973	$41,282,658	$82,862,461	$232,062,453	$93,595,307

Shares of common stock outstanding ($0.01 par value, 1,000,000,000 shares authorized)	7,360,238	2,559,597	5,523,645	26,347,388	4,326,620

Net asset value, offering & redemption price per share	$21.91	$16.13	$15.00	$8.81	$21.63

*     For the S&P500 Index Portfolio, cash includes $508,939 pledged to cover collateral requirements for futures contracts. (Note B)

See notes to financial statements.

					Inter-	World	High
	Mid-Cap	Mid-Cap	Small	Small-Cap	national	Growth	Yield		Money
	Growth	Value	Company	Value	Equity	Stock	Bond	Balanced	Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments, at cost	$32,768,242	$61,161,966	$92,997,103	$56,359,915	$92,568,861	$119,263,134	$24,935,770	$74,199,588	$83,803,280

Investments in unaffiliated issuers, at market value (Notes B and C)	$35,986,503	$66,730,069	$96,938,334	$62,091,580	$94,380,276	$151,050,984	$24,622,879	$78,507,408	$83,804,415

Cash*	201,559	1,528,267	2,619,543	763,376	3,934,637	1,296,585	283,436	1,441,008	913
Foreign currency (Cost $10; $73,425 and $48,533)					10	73,585	49,488
Accrued investment income, net of foreign taxes	10,144	50,360	19,381	45,145	58,821	270,048	374,475	279,162	852
Receivable for portfolio securities sold	860,280	69,832	904,532	344,634	734,863		173,095	1,175,994
Receivable for foreign currency contracts					5,200
Net receivable from capital shares	3,210	49,571			192,275		4,680
Total Assets	37,061,696	68,428,099	100,481,790	63,244,735	99,306,082	152,691,202	25,508,053	81,403,572	83,806,180

Liabilities
Collateral on securities loaned, at value	8,671,171	12,212,952	26,706,774	13,733,016	3,197,178	13,400,396	3,837,608	11,621,454
Payable for portfolio securities purchased	879,295	513,633	1,612,980	11,883	621,531		560,929	1,121,454
Payable for foreign currency contracts		4					559
Accrued investment advisory fees (Note E)	19,672	43,877	43,072	50,595	72,108	84,213	13,193	36,165	26,735
Accrued custody fees	579	1,238	1,783	654	4,198	2,309	2,004	1,390	713
Accrued director fees	210	419	550	387	686	1,072	167	529	626
Accrued expenses	2,835	4,945	6,441	4,143	8,973	14,445	3,651	7,871	6,468
Payable for daily variation on futures contracts
Net payable for capital shares redeemed			6,231	3,705		10,438		8,738	83,699
Total Liabilities	9,573,762	12,777,068	28,377,831	13,804,383	3,904,674	13,512,873	4,418,111	12,797,601	118,241

NETASSETS	$27,487,934	$55,651,031	$72,103,959	$49,440,352	$95,401,408	$139,178,329	$21,089,942	$68,605,971	$83,687,939

Net Assets Consist of:
Par value	$24,864	$42,578	$40,581	$36,831	$73,239	$51,528	$28,123	$48,998	$77,101
Capital paid in	21,762,513	46,293,571	69,880,656	39,350,318	96,014,489	101,519,747	24,328,664	60,823,612	82,149,330
Undistributed net investment income (loss)	18,321	85,177	(99,843)	80,437	233,142	2,147,930	705,420	863,923	1,460,665
Accumulated net realized gain (loss)	2,463,975	3,661,498	(1,658,666)	4,241,101	(2,732,751)	3,670,236	(3,659,853)	2,561,406	(292)
Net unrealized gain (loss) on investments	3,218,261	5,568,103	3,941,231	5,731,665	1,811,415	31,787,850	(312,891)	4,307,820	1,135
Net unrealized gain on futures contracts
Net unrealized gain on translation of assets and liabilities in foreign currency		104			1,874	1,038	479	212

NETASSETS	$27,487,934	$55,651,031	$72,103,959	$49,440,352	$95,401,408	$139,178,329	$21,089,942	$68,605,971	$83,687,939

Shares of common stock outstanding ($0.01 par value, 1,000,000,000 shares authorized)	2,486,351	4,257,827	4,058,064	3,683,051	7,323,825	5,152,777	2,812,204	4,899,827	7,710,101

Net asset value, offering & redemption price per share	$11.06	$13.07	$17.77	$13.42	$13.03	$27.01	$7.50	$14.00	$10.85

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006 (Unaudited)

	Capital		Strategic	S&P 500
	Growth	Growth	Growth	Index	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income
Income from unaffiliated issuers:
Interest	$68,501	$9,940	$10,948	$38,015	$34,731
Dividends	835,539	319,592	632,416	2,210,338	948,209
Security lending (Note B)	25,756	4,622	23,961	21,837	4,586
Foreign taxes withheld	(60,097)	(8,388)	(24,568)		(9)
Total income from unaffiliated issuers	869,699	325,766	642,757	2,270,190	987,517
Income from affiliated issuers:
Interest			38,679
Dividends				8,366
Total income from affiliated issuers			38,679	8,366

Total investment income	869,699	325,766	681,436	2,278,556	987,517
Expenses:
Advisory fees (Note E)	624,437	138,934	333,507	282,338	320,155
Custodian fees	5,488	6,470	9,286	15,542	3,493
Shareholder reports	17,861	4,455	8,925	24,501	8,942
Professional fees	20,824	5,197	10,409	28,610	10,471
Directors fees	6,398	1,597	3,198	8,789	3,219
Security valuation	1,733	2,848	6,570	16,388	2,168
Compliance expense	11,373	2,846	5,689	15,742	5,872
Miscellaneous expenses	7,683	1,917	3,840	26,412	3,862
Gross expenses	695,797	164,264	381,424	418,322	358,182
Expenses paid by JPIA (Note E)				(88,928)
Expense offsets (Note B)	(10,272)	(5,045)	(941)
Total net expenses	685,525	159,219	380,483	329,394	358,182

Net investment income (loss)	184,174	166,547	300,953	1,949,162	629,335

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency

Net realized gain (loss) on investments	8,986,160	2,303,107	3,734,643	(1,158,267)	5,798,176
Net realized loss on futures contracts				(69,709)
Net realized gain (loss) from foreign currency transactions	(2,918)		(11,868)
Change in net unrealized gain (loss) on investments	(13,483,400)	(1,662,848)	(3,206,451)	5,323,077	(3,185,066)
Change in net unrealized gain on futures contracts				57,942
Change in net unrealized gain (loss) on translation of assets and liabilities in foreign currency			965

Net realized and unrealized gain (loss) on investments and foreign currency	(4,500,158)	640,259	517,289	4,153,043	2,613,110

Net increase (decrease) in net assets resulting from operations	$(4,315,984)	$806,806	$818,242	$6,102,205	$3,242,445

See notes to financial statements.

					Inter-	World	High
	Mid-Cap	Mid-Cap	Small	Small-Cap	national	Growth	Yield		Money
	Growth	Value	Company	Value	Equity	Stock	Bond	Balanced	Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income
Income from unaffiliated issuers:
Interest	$11,887	$26,052	$58,802	$48,980	$70,982	$44,698	$801,318	$557,195	$1,648,998
Dividends	140,851	338,057	59,797	343,663	586,531	2,935,989	7,928	573,477
Security lending (Note B)	10,996	5,407	99,976	36,820	22,656	72,430	6,319	6,658
Foreign taxes withheld		(8,927)			(65,821)	(301,457)	(64)	(6,093)
Total income from unaffiliated issuers	163,734	360,589	218,575	429,463	614,348	2,751,660	815,501	1,131,237	1,648,998
Income from affiliated issuers:
Interest
Dividends
Total income from affiliated issuers

Total investment income	163,734	360,589	218,575	429,463	614,348	2,751,660	815,501	1,131,237	1,648,998
Expenses:
Advisory fees (Note E)	126,875	247,272	278,993	325,604	320,942	520,254	79,614	221,192	158,250
Custodian fees	9,121	7,897	14,092	5,394	24,218	13,560	12,405	8,370	3,758
Shareholder reports	2,956	5,144	7,742	5,482	6,660	14,428	2,210	7,086	7,212
Professional fees	3,453	6,027	9,051	6,394	7,891	16,868	2,582	8,274	8,448
Directors fees	1,060	1,852	2,780	1,964	2,430	5,183	793	2,542	2,594
Security valuation	3,615	3,773	4,154	2,434	11,925	19,033	12,505	13,421	240
Compliance expense	1,900	3,384	5,011	3,492	4,734	9,351	1,425	4,554	4,716
Miscellaneous expenses	1,273	2,222	3,335	2,358	2,906	6,219	952	3,052	3,115
Gross expenses	150,253	277,571	325,158	353,122	381,706	604,896	112,486	268,491	188,333
Expenses paid by JPIA(Note E)
Expense offsets (Note B)	(4,840)	(2,159)	(6,740)	(4,096)	(500)	(1,166)		(1,177)
Total net expenses	145,413	275,412	318,418	349,026	381,206	603,730	112,486	267,314	188,333

Net investment income (loss)	18,321	85,177	(99,843)	80,437	233,142	2,147,930	703,015	863,923	1,460,665

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency

Net realized gain (loss) on investments	2,481,579	4,021,224	11,984,622	4,205,636	6,022,015	3,685,769	61,092	2,674,432	(291)
Net realized loss on futures contracts
Net realized gain (loss) from foreign currency transactions		(182)			3,162	(15,533)	(12,274)
Change in net unrealized gain (loss) on investments	(1,342,082)	(1,671,831)	(5,676,200)	(3,028,525)	(6,726,393)	5,743,555	(285,923)	(1,226,004)	(35)
Change in net unrealized gain on futures contracts
Change in net unrealized gain (loss) on translation of assets and liabilities in foreign currency		(155)			1,694	6,801	2,804	334

Net realized and unrealized gain (loss) on investments and foreign currency
	1,139,497	2,349,056	6,308,422	1,177,111	(699,522)	9,420,592	(234,301)	1,448,762	(326)

Net increase (decrease) in net assets resulting from operations	$1,157,818	$2,434,233	$6,208,579	$1,257,548	$(466,380)	$11,568,522	$468,714	$2,312,685	$1,460,339

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Capital Growth		Growth		Strategic Growth
	Portfolio		Portfolio		Portfolio
	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year
	Six Months	Ended	Six Months	Ended	Six Months	Ended
	Ended June	December	Ended June	December	Ended June	December
	30, 2006	31, 2005	30, 2006	31, 2005	30, 2006	31, 2005
Increase (decrease) in net assets:

Net investment income (loss)	$184,174	$7,043	$166,547	$143,513	$300,953	$209,766

Net realized gain (loss) on security transactions	8,986,160	3,195,445	2,303,107	4,938,431	3,734,643	7,354,360

Net realized gain (loss) on futures contracts

Net realized loss from foreign currency transactions	(2,918)				(11,868)	(13,254)

Net unrealized gain (loss) on investments	(13,483,400)	4,370,007	(1,662,848)	205,121	(3,206,451)	(2,428,505)

Net unrealized loss on futures contracts

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency					965	(1,455)

Net increase (decrease) in net assets resulting from operations	(4,315,984)	7,572,495	806,806	5,287,065	818,242	5,120,912

Distribution to shareholders from net investment income (Note D)	(7,043)	(234,799)	(143,513)		(196,512)	(417,921)

Distribution to shareholders from capital gains (Note D)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(9,392,723)	(21,615,416)	(1,662,718)	(4,257,026)	(4,171,873)	(9,866,484)

Net increase (decrease) in net assets	(13,715,750)	(14,277,720)	(999,425)	1,030,039	(3,550,143)	(5,163,493)

NET ASSETS:

Beginning of Period	174,987,723	189,265,443	42,282,083	41,252,044	86,412,604	91,576,097

End of Period	$161,271,973	$174,987,723	$41,282,658	$42,282,083	$82,862,461	$86,412,604

Undistributed net investment income	$184,174	$7,043	$166,547	$143,513	$300,953	$196,512

See notes to financial statements.

	S&P 500 Index		Value		Mid-Cap Growth		Mid-Cap Value
	Portfolio		Portfolio		Portfolio		Portfolio
	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year
	Six Months	Ended	Six Months	Ended	Six Months	Ended	Six Months	Ended
	Ended June	December	Ended June	December	Ended June	December	Ended June	December
	30, 2006	31, 2005	30, 2006	31, 2005	30, 2006	31, 2005	30, 2006	31, 2005
Increase (decrease) in net assets:

Net investment income (loss)	$1,949,162	$3,732,108	$629,335	$1,014,918	$18,321	$(132,448)	$85,177	$(19,712)

Net realized gain (loss) on security transactions	(1,158,267)	(2,723,605)	5,798,176	10,981,562	2,481,579	2,615,507	4,021,224	5,516,930

Net realized gain (loss) on futures contracts	(69,709)	158,565

Net realized loss from foreign currency transactions							(182)	(722)

Net unrealized gain (loss) on investments	5,323,077	9,562,730	(3,185,066)	(5,468,213)	(1,342,082)	259,115	(1,671,831)	(1,328,329)

Net unrealized loss on futures contracts	57,942	(56,862)

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency							(155)	(576)

Net increase (decrease) in net assets resulting from operations	6,102,205	10,672,936	3,242,445	6,528,267	1,157,818	2,742,174	2,434,233	4,167,591

Distribution to shareholders from net investment income (Note D)	(3,709,858)	(3,869,517)	(1,014,918)	(1,052,321)

Distribution to shareholders from capital gains (Note D)			(6,818,197)		(1,107,858)		(5,365,934)	(4,868,674)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(3,544,539)	(10,878,951)	14,448,748	(5,540,249)	267,444	341,908	12,728,762	1,467,052

Net increase (decrease) in net assets	(1,152,192)	(4,075,532)	9,858,078	(64,303)	317,404	3,084,082	9,797,061	765,969

NET ASSETS:

Beginning of Period	233,214,645	237,290,177	83,737,229	83,801,532	27,170,530	24,086,448	45,853,970	45,088,001

End of Period	$232,062,453	$233,214,645	$93,595,307	$83,737,229	$27,487,934	$27,170,530	$55,651,031	$45,853,970

Undistributed net investment income	$1,949,162	$3,709,858	$629,335	$1,014,918	$18,321	$	$85,177	$

See notes to financial statements.

	Small		Small-Cap		International
	Company		Value		Equity
	Portfolio		Portfolio		Portfolio
	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year
	Six Months	Ended	Six Months	Ended	Six Months	Ended
	Ended June	December	Ended June	December	Ended June	December
	30, 2006	31, 2005	30, 2006	31, 2005	30, 2006	31, 2005
Increase (decrease) in net assets:

Net investment income (loss)	$(99,843)	$(370,679)	$80,437	$125,430	$233,142	$109,546

Net realized gain (loss) on security transactions	11,984,622	6,324,409	4,205,636	5,674,669	6,022,015	4,751,406

Net realized gain (loss) from foreign currency transactions					3,162	(67,101)

Net unrealized gain (loss) on investments	(5,676,200)	1,426,593	(3,028,525)	(3,379,662)	(6,726,393)	3,216,217

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency					1,694	(8,460)

Net increase (decrease) in net assets resulting from operations	6,208,579	7,380,323	1,257,548	2,420,437	(466,380)	8,001,608

Distribution to shareholders from net investment income (Note D)					(39,149)	(217,411)

Distribution to shareholders from capital gains (Note D)			(5,727,103)	(4,717,701)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(4,254,488)	(4,935,538)	2,633,768	(881,144)	45,145,356	2,481,372

Net increase (decrease) in net assets	1,954,091	2,444,785	(1,835,787)	(3,178,408)	44,639,827	10,265,569

NET ASSETS:

Beginning of Period	70,149,868	67,705,083	51,276,139	54,454,547	50,761,581	40,496,012

End of Period	$72,103,959	$70,149,868	$49,440,352	$51,276,139	$95,401,408	$50,761,581

Undistributed net investment income (loss)	$(99,843)	$	$80,437	$	$233,142	$39,149

See notes to financial statements.

	World Growth		High Yield				Money
	Stock		Bond		Balanced		Market
	Portfolio		Portfolio		Portfolio		Portfolio
	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year
	Six Months	Ended	Six Months	Ended	Six Months	Ended	Six Months	Ended
	Ended June	December	Ended June	December	Ended June	December	Ended June	December
	30, 2006	31, 2005	30, 2006	31, 2005	30, 2006	31, 2005	30, 2006	31, 2005
Increase (decrease) in net assets:

Net investment income (loss)	$2,147,930	$2,109,291	$703,015	$1,464,745	$863,923	$1,583,002	$1,460,665	$1,814,208

Net realized gain (loss) on security transactions	3,685,769	9,848,267	61,092	67,264	2,674,432	2,429,232	(291)	(1)

Net realized gain (loss) from foreign currency transactions	(15,533)	(108,186)	(12,274)	61,460

Net unrealized gain (loss) on investments	5,743,555	(903,899)	(285,923)	(1,233,700)	(1,226,004)	(370,961)	(35)	39

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	6,801	(13,333)	2,804	16,664	334	(681)

Net increase (decrease) in net assets resulting from operations	11,568,522	10,932,140	468,714	376,433	2,312,685	3,640,592	1,460,339	1,814,246

Distribution to shareholders from net investment income (Note D)	(2,001,105)	(1,823,529)	(1,543,710)	(1,480,374)	(1,583,002)	(1,562,645)	(1,814,208)	(481,240)

Distribution to shareholders from capital gains (Note D)	(9,848,267)	(2,886,967)			(375,791)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	6,398,725	(648,427)	446,819	(523,598)	(115,588)	(7,043,374)	16,814,297	6,829,839

Net increase (decrease) in net assets	6,117,875	5,573,217	(628,177)	(1,627,539)	238,304	(4,965,427)	16,460,428	8,162,845

NET ASSETS:

Beginning of Period	133,060,454	127,487,237	21,718,119	23,345,658	68,367,667	73,333,094	67,227,511	59,064,666

End of Period	$139,178,329	$133,060,454	$21,089,942	$21,718,119	$68,605,971	$68,367,667	$83,687,939	$67,227,511

Undistributed net investment income (loss)	$2,147,930	$2,001,105	$705,420	$1,546,115	$863,923	$1,583,002	$1,460,665	$1,814,208

See notes to financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Income From Investment Operations	Less Distributions to Shareholders
Net gains and
Net asset value,	Net	losses on securities	Total from	Dividends from	Distributions
beginning	investment	(both realized	investment	net investment	from	Total
of period	income (loss)	and unrealized)	operations	income	capital gains	distributions
Capital Growth Portfolio
Six months ended June 30, 2006 (Unaudited)	$22.51	$0.03	$(0.63)	$(0.60)	$—	(C)	$—	$—
Year ended December 31, 2005	21.51	—	1.03	1.03	(0.03)	—	(0.03)
Year ended December 31, 2004	19.65	0.03	1.83	1.86	—	—	—
Year ended December 31, 2003	15.48	—	4.17	4.17	—	—	—
Year ended December 31, 2002	22.47	—	(6.99)	(6.99)	—	—	—
Year ended December 31, 2001	32.57	—	(8.03)	(8.03)	—	(2.07)	(2.07)
Growth Portfolio
Six months ended June 30, 2006 (Unaudited)	15.90	0.08	0.21	0.29	(0.06)	—	(0.06)
Year ended December 31, 2005	13.95	0.05	1.90	1.95	—	—	—
Year ended December 31, 2004	12.48	(0.01)	1.48	1.47	—	—	—
Year ended December 31, 2003	9.53	(0.05)	3.00	2.95	—	—	—
Year ended December 31, 2002	12.80	—	(3.27)	(3.27)	—	—	—
Year ended December 31, 2001	20.68	—	(6.89)	(6.89)	—	(0.99)	(0.99)
Strategic Growth Portfolio
Six months ended June 30, 2006 (Unaudited)	14.91	0.04	0.08	0.12	(0.03)	—	(0.03)
Year ended December 31, 2005	14.10	0.05	0.83	0.88	(0.07)	—	(0.07)
Year ended December 31, 2004	12.86	0.07	1.17	1.24	—	—	—
Year ended December 31, 2003	9.74	—	3.12	3.12	—	—	—
Year ended December 31, 2002	14.72	—	(4.98)	(4.98)	—	—	—
Year ended December 31, 2001	30.09	—	(9.95)	(9.95)	—	(5.42)	(5.42)
S&P 500 Index Portfolio
Six months ended June 30, 2006 (Unaudited)	8.72	0.07	0.16	0.23	(0.14)	—	(0.14)
Year ended December 31, 2005	8.47	0.14	0.25	0.39	(0.14)	—	(0.14)
Year ended December 31, 2004	7.76	0.14	0.67	0.81	(0.10)	—	(0.10)
Year ended December 31, 2003	6.13	0.10	1.61	1.71	(0.08)	—	(0.08)
Year ended December 31, 2002	7.97	0.08	(1.84)	(1.76)	(0.08)	—	(0.08)
Year ended December 31, 2001	9.14	0.08	(1.19)	(1.11)	(0.06)	—	(0.06)
Value Portfolio
Six months ended June 30, 2006 (Unaudited)	22.84	0.16	0.84	1.00	(0.29)	(1.92)	(2.21)
Year ended December 31, 2005	21.42	0.28	1.41	1.69	(0.27)	—	(0.27)
Year ended December 31, 2004	19.33	0.27	2.00	2.27	(0.18)	—	(0.18)
Year ended December 31, 2003	15.22	0.18	4.07	4.25	(0.14)	—	(0.14)
Year ended December 31, 2002	19.52	0.14	(4.28)	(4.14)	(0.16)	—	(0.16)
Year ended December 31, 2001	19.43	0.14	0.15	0.29	(0.19)	(0.01)	(0.20)
Mid-Cap Growth Portfolio
Six months ended June 30, 2006 (Unaudited)	11.03	0.06	0.43	0.49	—	(0.46)	(0.46)
Year ended December 31, 2005	9.82	(0.05)	1.26	1.21	—	—	—
Year ended December 31, 2004	8.78	(0.07)	1.11	1.04	—	—	—
Year ended December 31, 2003	5.87	(0.05)	2.96	2.91	—	—	—
Year ended December 31, 2002	8.58	—	(2.71)	(2.71)	—	—	—
Period from May 1, 2001 through December 31, 2001 (F)	10.00	—	(1.42)	(1.42)	—	—	—
Mid-Cap Value Portfolio
Six months ended June 30, 2006 (Unaudited)	13.80	0.03	0.86	0.89	—	(1.62)	(1.62)
Year ended December 31, 2005	14.13	(0.01)	1.23	1.22	—	(1.55)	(1.55)
Year ended December 31, 2004	12.26	(0.01)	1.94	1.93	—	(0.06)	(0.06)
Year ended December 31, 2003	8.57	(0.01)	3.70	3.69	—	—	—
Year ended December 31, 2002	9.92	—	(1.35)	(1.35)	—	—	—
Period from May 1, 2001 through December 31, 2001 (F)	10.00	—	(0.08)	(0.08)	—	—	—

(A)          Jefferson Pilot Investment Advisory Corp. (“JPIA”) has entered into an Expense Reimbursement Plan with the S&P500 Index Portfolio.  JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.  For the year ended December 31, 2005, the Growth and Mid-Cap Growth Portfolios had expense offsets (see Note B).  For the six months ended June 30, 2006 the Capital Growth, Growth, Strategic Growth, Mid-Cap Growth and Mid-Cap Value Portfolios had expense offsets (see Note B).

(B)          Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies.  Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.  Total return figures for periods of less than one year have not been annualized.

See notes to financial statements.

			Ratios to Average Net Assets				Ratios to Average Net Assets
			(prior to expense offsets and				(net of expense offsets and
			expense reimbursements: (A)				expense reimbursements: (A)
	Net asset				Net				Net		Portfolio
	value,	Total			investment				investment		turnover	Net assets,
	end of period	return (B)	Expenses		income (loss)		Expenses		income (loss)		rate	at end of period
												(in millions)
Capital Growth Portfolio
Six months ended June 30, 2006 (Unaudited)	$21.91	(2.66)%	0.81	% (D)	0.20	% (D)	0.80	% (D)	0.21	% (D)	52.83%	$161.3
Year ended December 31, 2005	22.51	4.77%	0.80%		0.00	% (E)	0.80%		0.00	% (E)	77.09%	175.0
Year ended December 31, 2004	21.51	9.47%	0.83%		0.13%		0.83%		0.13%		162.87%	189.3
Year ended December 31, 2003	19.65	26.97%	0.90%		(0.00	)% (E)	0.90%		(0.00	)% (E)	48.34%	190.2
Year ended December 31, 2002	15.48	(31.12)%	0.92%		(0.09)%		0.92%		(0.09)%		52.35%	167.7
Year ended December 31, 2001	22.47	(25.19)%	1.06%		(0.45)%		1.06%		(0.45)%		42.83%	263.1
Growth Portfolio
Six months ended June 30, 2006 (Unaudited)	16.13	1.78%	0.77	% (D)	0.76	% (D)	0.74	% (D)	0.78	% (D)	60.96%	41.3
Year ended December 31, 2005	15.90	13.95%	0.76%		0.36%		0.76%		0.36%		142.13%	42.3
Year ended December 31, 2004	13.95	11.83%	0.81%		(0.05)%		0.81%		(0.05)%		194.77%	41.3
Year ended December 31, 2003	12.48	30.85%	0.89%		(0.50)%		0.89%		(0.50)%		169.72%	41.3
Year ended December 31, 2002	9.53	(25.53)%	0.86%		(0.55)%		0.86%		(0.55)%		283.59%	31.8
Year ended December 31, 2001	12.80	(33.76)%	0.87%		(0.35)%		0.87%		(0.35)%		403.36%	49.6
Strategic Growth Portfolio
Six months ended June 30, 2006 (Unaudited)	15.00	0.84%	0.89	% (D)	0.70	% (D)	0.89	% (D)	0.70	% (D)	22.29%	82.9
Year ended December 31, 2005	14.91	6.29%	0.88%		0.24%		0.88%		0.24%		38.18%	86.4
Year ended December 31, 2004	14.10	9.66%	0.91%		0.49%		0.91%		0.49%		37.10%	91.6
Year ended December 31, 2003	12.86	32.00%	0.92%		0.02%		0.92%		0.02%		104.75%	89.7
Year ended December 31, 2002	9.74	(33.84)%	0.92%		(0.35)%		0.92%		(0.35)%		118.76%	74.0
Year ended December 31, 2001	14.72	(35.16)%	0.94%		(0.21)%		0.94%		(0.21)%		270.07%	120.7
S&P 500 Index Portfolio
Six months ended June 30, 2006 (Unaudited)	8.81	2.61%	0.36	% (D)	1.58	% (D)	0.28	% (D)	1.66	% (D)	2.49%	232.1
Year ended December 31, 2005	8.72	4.69%	0.34%		1.54%		0.28%		1.60%		5.13%	233.2
Year ended December 31, 2004	8.47	10.56%	0.34%		1.68%		0.28%		1.74%		1.74%	237.3
Year ended December 31, 2003	7.76	28.30%	0.39%		1.37%		0.28%		1.48%		2.10%	214.6
Year ended December 31, 2002	6.13	(22.34)%	0.34%		1.22%		0.28%		1.28%		2.86%	165.9
Year ended December 31, 2001	7.97	(12.18)%	0.35%		1.03%		0.28%		1.09%		1.59%	189.0
Value Portfolio
Six months ended June 30, 2006 (Unaudited)	21.63	4.43%	0.83	% (D)	1.46	% (D)	0.83	% (D)	1.46	% (D)	43.95%	93.6
Year ended December 31, 2005	22.84	7.98%	0.82%		1.20%		0.82%		1.20%		68.68%	83.7
Year ended December 31, 2004	21.42	11.85%	0.82%		1.30%		0.82%		1.30%		39.07%	83.8
Year ended December 31, 2003	19.33	28.18%	0.83%		1.08%		0.83%		1.08%		70.95%	82.9
Year ended December 31, 2002	15.22	(21.36)%	0.81%		0.75%		0.81%		0.75%		41.00%	69.3
Year ended December 31, 2001	19.52	1.54%	0.83%		0.89%		0.83%		0.89%		40.95%	96.1
Mid-Cap Growth Portfolio
Six months ended June 30, 2006 (Unaudited)	11.06	4.14%	1.06	% (D)	0.09	% (D)	1.02	% (D)	0.13	% (D)	70.50%	27.5
Year ended December 31, 2005	11.03	12.27%	1.08%		(0.56)%		1.07%		(0.56)%		157.95%	27.2
Year ended December 31, 2004	9.82	11.84%	1.09%		(0.77)%		1.09%		(0.77)%		174.75%	24.1
Year ended December 31, 2003	8.78	49.59%	1.14%		(0.89)%		1.14%		(0.89)%		167.27%	24.8
Year ended December 31, 2002	5.87	31.62%	1.16%		(0.94)%		1.16%		(0.94)%		236.16%	12.4
Period from May 1, 2001 through December 31, 2001 (F)	8.58	(14.17)%	1.24	% (D)	(0.99	)% (D)	1.24	% (D)	(0.99	)% (D)	182.81%	11.6
Mid-Cap Value Portfolio
Six months ended June 30, 2006 (Unaudited)	13.07	6.28%	1.12	% (D)	0.33	% (D)	1.11	% (D)	0.34	% (D)	29.01%	55.7
Year ended December 31, 2005	13.80	10.01%	1.13%		(0.04)%		1.13%		(0.04)%		46.66%	45.9
Year ended December 31, 2004	14.13	15.81%	1.19%		(0.09)%		1.19%		(0.09)%		61.15%	45.1
Year ended December 31, 2003	12.26	43.14%	1.21%		(0.16)%		1.21%		(0.16)%		59.63%	40.0
Year ended December 31, 2002	8.57	(13.66)%	1.20%		(0.06)%		1.20%		(0.06)%		68.82%	26.3
Period from May 1, 2001 through December 31, 2001 (F)	9.92	(0.77)%	1.28	% (D)	0.04	% (D)	1.28	% (D)	0.04	% (D)	34.15%	20.5

(C)   Dividends from net investment income amounted to less than $0.005 per share during the period.

(D)   Ratios are calculated on an annualized basis.

(E)   The ratio calculates to less than 0.005%

(F)   Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

See notes to financial statements.

	Income From Investment Operations				Less Distributions to Shareholders
			Net gains and
	Net asset value,	Net	losses on securities	Total from	Dividends from	Distributions
	beginning	investment	(both realized	investment	net investment	from		Total
	of period	income (loss)	and unrealized)	operations	income	capital gains		distributions
Small Company Portfolio
Six months ended June 30, 2006 (Unaudited)	$16.32	$0.07	$1.38	$1.45	$—	$—		$—
Year ended December 31, 2005	14.57	(0.09)	1.84	1.75	—	—		—
Year ended December 31, 2004	13.72	(0.10)	0.95	0.85	—	—		—
Year ended December 31, 2003	9.78	(0.08)	4.02	3.94	—	—		—
Year ended December 31, 2002	13.76	—	(3.98)	(3.98)	—	—		—
Year ended December 31, 2001	14.83	—	(1.07)	(1.07)	—	—		—
Small-Cap Value Portfolio
Six months ended June 30, 2006 (Unaudited)	14.64	(0.02)	0.46	0.44	—	(1.66)		(1.66)
Year ended December 31, 2005	15.34	0.04	0.62	0.66	—	(1.36)		(1.36)
Year ended December 31, 2004	13.08	(0.03)	2.57	2.54	—	(0.28)		(0.28)
Year ended December 31, 2003	9.63	(0.03)	3.48	3.45	—	—		—
Year ended December 31, 2002	11.07	—	(1.39)	(1.39)	—	(0.05)		(0.05)
Period from May 1, 2001 through December 31, 2001 (D)	10.00	—	1.14	1.14	—	(0.07)		(0.07)
International Equity Portfolio
Six months ended June 30, 2006 (Unaudited)	12.19	0.01	0.84	0.85	(0.01)	—		(0.01)
Year ended December 31, 2005	10.26	0.04	1.95	1.99	(0.06)	—		(0.06)
Year ended December 31, 2004	8.79	0.06	1.43	1.49	(0.02)	—		(0.02)
Year ended December 31, 2003	6.79	0.04	2.05	2.09	(0.09)	—		(0.09)
Year ended December 31, 2002	8.80	0.09	(2.10)	(2.01)	—	—		—
Year ended December 31, 2001	11.42	(0.01)	(2.61)	(2.62)	—	—		—
World Growth Stock Portfolio
Six months ended June 30, 2006 (Unaudited)	27.12	0.40	1.94	2.34	(0.41)	(2.04)		(2.45)
Year ended December 31, 2005	25.89	0.44	1.76	2.20	(0.38)	(0.59)		(0.97)
Year ended December 31, 2004	22.08	0.39	3.68	4.07	(0.26)	—		(0.26)
Year ended December 31, 2003	16.83	0.29	5.30	5.59	(0.34)	—		(0.34)
Year ended December 31, 2002	20.42	0.24	(3.61)	(3.37)	(0.22)	—		(0.22)
Year ended December 31, 2001	25.75	0.26	(1.94)	(1.68)	(0.39)	(3.26)		(3.65)
High Yield Bond Portfolio
Six months ended June 30, 2006 (Unaudited)	7.91	0.30	(0.12)	0.18	(0.59)	—		(0.59)
Year ended December 31, 2005	8.34	0.56	(0.43)	0.13	(0.56)	—		(0.56)
Year ended December 31, 2004	8.20	0.55	0.15	0.70	(0.56)	—		(0.56)
Year ended December 31, 2003	7.35	0.52	0.83	1.35	(0.50)	—		(0.50)
Year ended December 31, 2002	7.19	0.53	(0.37)	0.16	—	—		—
Year ended December 31, 2001	7.70	0.77	(0.51)	0.26	(0.77)	—		(0.77)
Balanced Portfolio
Six months ended June 30, 2006 (Unaudited)	13.94	0.19	0.28	0.47	(0.33)	(0.08)		(0.41)
Year ended December 31, 2005	13.53	0.33	0.38	0.71	(0.30)	—		(0.30)
Year ended December 31, 2004	12.56	0.28	0.90	1.18	(0.21)	—		(0.21)
Year ended December 31, 2003	11.27	0.21	1.34	1.55	(0.26)	—		(0.26)
Year ended December 31, 2002	12.34	0.25	(1.02)	(0.77)	(0.30)	—		(0.30)
Year ended December 31, 2001	13.98	0.30	(0.91)	(0.61)	(0.37)	(0.66)		(1.03)
Money Market Portfolio (F)
Six months ended June 30, 2006 (Unaudited)	10.96	0.26	(0.04)	0.24	(0.33)	—		(0.33)
Year ended December 31, 2005	10.75	0.30	(0.01)	0.29	(0.08)	—		(0.08)
Year ended December 31, 2004	10.74	0.10	(0.01)	0.09	(0.08)	—	(H)	(0.08)
Year ended December 31, 2003	10.81	0.06	—	0.06	(0.13)	—	(H)	(0.13)
Year ended December 31, 2002	10.98	0.14	—	0.14	(0.31)	—		(0.31)
Year ended December 31, 2001	10.92	0.36	0.04	0.40	(0.34)	—		(0.34)

(A)   Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies.  Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.  Total return figures for periods of less than one year have not been annualized.

(B)   For the year ended December 31, 2005, the Small Company, Small-Cap Value and Balanced Portfolios had expense offsets (see Note B).  For the six months ended June 30, 2006 the Small Company, Small-Cap Value,  International Equity, World Growth Stock and Balanced Portfolios had expense offsets (see Note B).

(C)   Ratios are calculated on an annualized basis.

(D)   Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

See notes to financial statements.

Ratios to Average Net Assets	Ratios to Average Net Assets
(prior to expense offsets and	(net of expense offsets and
expense reimbursements: (B)	expense reimbursements: (B)
Net asset	Net	Net	Portfolio	Net assets,
value,	Total	investment	investment	turnover	at end of period
end of period	return (A)	Expenses	income (loss)	Expenses	income (loss)	rate	(in millions)
Small Com pany Portfolio
Six months ended June 30, 2006 (Unaudited)	$17.77	8.87%	0.87	% (C)	(0.29	)% (C)	0.86	% (C)	(0.27	)% (C)	107.02%	$72.1
Year ended December 31, 2005	16.32	11.96%	0.85%	(0.57)%	0.85%	(0.57)%	132.87%	70.1
Year ended December 31, 2004	14.57	6.21%	0.87%	(0.69)%	0.87%	(0.69)%	125.12%	67.7
Year ended December 31, 2003	13.72	40.32%	0.92%	(0.74)%	0.92%	(0.74)%	111.84%	72.5
Year ended December 31, 2002	9.78	(28.96)%	0.86%	(0.73)%	0.86%	(0.73)%	57.24%	51.9
Year ended December 31, 2001	13.76	(7.18)%	0.86%	(0.64)%	0.86%	(0.64)%	57.96%	78.5
Small-Cap Value Portfolio
Six months ended June 30, 2006 (Unaudited)	13.42	2.16%	1.34	% (C)	0.29	% (C)	1.33	% (C)	0.31	% (C)	26.97%	49.4
Year ended December 31, 2005	14.64	5.10%	1.36%	0.25%	1.36%	0.25%	43.33%	51.3
Year ended December 31, 2004	15.34	19.77%	1.40%	(0.24)%	1.40%	(0.24)%	44.90%	54.5
Year ended December 31, 2003	13.08	35.79%	1.42%	(0.31)%	1.42%	(0.31)%	54.11%	45.0
Year ended December 31, 2002	9.63	(12.64)%	1.42%	(0.35)%	1.42%	(0.35)%	57.55%	23.4
Period from May 1, 2001 through December 31, 2001 (D)	11.07	11.37%	1.52	% (C)	(0.17	)% (C)	1.52	% (C)	(0.17	)% (C)	34.84%	17.9
International Equity Portfolio
Six months ended June 30, 2006 (Unaudited)	13.03	6.92%	1.18	% (C)	0.72	% (C)	1.17	% (C)	0.72	% (C)	55.13%	95.4
Year ended December 31, 2005	12.19	19.46%	1.22%	0.27%	1.22%	0.27%	158.72%	50.8
Year ended December 31, 2004	10.26	17.02%	1.28%	0.68%	1.28%	0.68%	144.92%	40.5
Year ended December 31, 2003	8.79	31.38	% (E)	1.29%	0.52%	1.29%	0.52%	233.86%	33.2
Year ended December 31, 2002	6.79	(22.79)%	1.19%	0.49%	1.19%	0.49%	141.40%	25.5
Year ended December 31, 2001	8.80	(22.98)%	1.17%	0.20%	1.17%	0.20%	97.33%	32.2
World Growth Stock Portfolio
Six months ended June 30, 2006 (Unaudited)	27.01	8.80%	0.87	% (C)	3.09	% (C)	0.87	% (C)	3.10	% (C)	6.95%	139.2
Year ended December 31, 2005	27.12	8.88%	0.86%	1.66%	0.86%	1.66%	21.56%	133.1
Year ended December 31, 2004	25.89	18.56%	0.88%	1.62%	0.88%	1.62%	23.78%	127.5
Year ended December 31, 2003	22.08	34.09%	0.89%	1.57%	0.89%	1.57%	25.27%	115.1
Year ended December 31, 2002	16.83	(16.67)%	0.85%	1.24%	0.85%	1.24%	10.02%	95.1
Year ended December 31, 2001	20.42	(6.42)%	0.86%	1.21%	0.86%	1.21%	28.49%	118.9
High Yield Bond Portfolio
Six months ended June 30, 2006 (Unaudited)	7.50	2.23%	1.06	% (C)	6.62	% (C)	1.06	% (C)	6.62	% (C)	45.43%	21.1
Year ended December 31, 2005	7.91	1.75%	1.07%	6.65%	1.07%	6.65%	54.14%	21.7
Year ended December 31, 2004	8.34	9.05%	1.10%	6.97%	1.10%	6.97%	67.65%	23.3
Year ended December 31, 2003	8.20	19.52%	1.13%	7.30%	1.13%	7.30%	73.91%	21.4
Year ended December 31, 2002	7.35	2.13%	1.16%	7.79%	1.16%	7.79%	59.65%	15.8
Year ended December 31, 2001	7.19	3.43%	1.11%	8.65%	1.11%	8.65%	58.23%	13.8
Balanced Portfolio
Six months ended June 30, 2006 (Unaudited)	14.00	3.39%	0.79	% (C)	2.54	% (C)	0.79	% (C)	2.54	% (C)	19.73%	68.6
Year ended December 31, 2005	13.94	5.37%	0.77%	2.26%	0.77%	2.26%	33.02%	68.4
Year ended December 31, 2004	13.53	9.61%	0.81%	2.20%	0.81%	2.20%	112.30%	73.3
Year ended December 31, 2003	12.56	14.04%	0.89%	1.86%	0.89%	1.86%	75.16%	71.3
Year ended December 31, 2002	11.27	(6.36)%	0.86%	2.24%	0.86%	2.24%	84.81%	62.5
Year ended December 31, 2001	12.34	(4.29)%	0.86%	2.55%	0.86%	2.55%	113.93%	65.7
Money Market Portfolio (F)
Six months ended June 30, 2006 (Unaudited)	10.85	2.09%	0.54	% (C)	4.20	% (C)	0.54	% (C)	4.20	% (C)	N/A	(G)	83.7
Year ended December 31, 2005	10.96	2.73%	0.56%	2.73%	0.56%	2.73%	N/A	(G)	67.2
Year ended December 31, 2004	10.75	0.79%	0.58%	0.79%	0.58%	0.79%	N/A	(G)	59.1
Year ended December 31, 2003	10.74	0.59%	0.58%	0.60%	0.58%	0.60%	N/A	(G)	58.0
Year ended December 31, 2002	10.81	1.22%	0.57%	1.27%	0.57%	1.27%	N/A	(G)	73.8
Year ended December 31, 2001	10.98	3.77%	0.59%	3.32%	0.59%	3.32%	N/A	(G)	65.7

(E)          In 2003, the International Equity Portfolio received a non-recurring reimbursement which was recorded as a capital contribution.  Excluding the effect of this payment from the Portfolio’s ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91%.

(F)   Per share information is based on average shares outstanding.

(G)         There were no purchases and/or sales of securities other than short term obligations during the period.  Therefore, the portfolio turnover rate is not required.

(H)   Distributions from capital gains amounted to less than $0.005 per share during the period.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2006 (Unaudited)

NOTE A—ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the “Company”) is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended.  The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates.  The Company is composed of fourteen separate portfolios (the “Portfolios”): the Capital Growth Portfolio, the Growth Portfolio, the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio, the Small-Cap Value Portfolio, the International Equity Portfolio, the World Growth Stock Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, and the Money Market Portfolio.

NOTE B—SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Company:

Valuation of Investments: Investment securities, including those held by the Money Market Portfolio, are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading.  The Money Market Portfolio does not attempt to maintain a stable net asset value. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.  The aggregate fair value of these securities at June 30, 2006 was $250,000 held by the High Yield Bond Portfolio.  Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Occasionally, a significant event may occur after the closing price of a foreign security is determined, but before the close of business on the NYSE.  If such an event is expected to materially affect the value of the security, the foreign security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Investment Security Transactions: Investment security transactions are recorded as of the trade date; the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Fannie Mae, Federal Home Loan Bank and Freddie Mac, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government

Investments in Affiliated Issuers: Investments in affiliated issuers are identified in the Portfolio’s Schedule of Investments.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually.  Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Foreign Currency Transaction: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency.  All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income.  Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at June 30, 2006.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates.  A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar.  The market value of the contract will fluctuate with changes in the currency exchange rates.  Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At June 30, 2006, the Mid-Cap Value, International Equity and High Yield Bond Portfolios had the following open forward foreign currency contracts:

				U.S. Dollar	Unrealized
		Contracts to		Value at	Appreciation
Contracts Purchased	Settlement Date	Receive	Cost	06/30/06	(Depreciation)
Mid-Cap Value Portfolio
Canadian dollars	07/06/06	10,306	$9,235	$9,232	$(3)
Mexican pesos	07/03/06	19,207	1,695	1,694	(1)
					$(4)
International Equity Portfolio
Euro dollars	07/03/06	234,024	$293,424	$299,340	$5,916
Great British pounds	07/05/06	50,134	92,612	92,703	91
Japanese yen	07/03/06	8,736,199	75,060	76,339	1,279
					$7,286
High Yield Bond Portfolio
Euro dollars	07/17/06	45,066	$58,274	$57,715	$(559)

				U.S. Dollar	Unrealized
		Contracts to		Value at	Appreciation
Contracts Sold	Settlement Date	Deliver	Proceeds	06/30/06	(Depreciation)
International Equity Portfolio
Canadian dollars	07/05/06	5,248	$4,722	$4,701	$21
Swiss francs	07/05/06	192,388	156,860	157,360	(500)
Euro dollars	07/05/06	161,231	206,102	206,231	(129)
Norwegian krone	07/03/06	433,191	68,814	69,590	(776)
Norwegian krone	07/05/06	274,700	43,427	44,129	(702)
					$(2,086)

Futures Contracts: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contracts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities.  A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded.  Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral (“initial margin”).  Subsequent payments (“variation margin”) are made or received, daily, by the Portfolios.  The variation margin is equal to the daily change in the contract value and is recorded to the Portfolios as an unrealized gain or loss.  The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of June 30, 2006, the S&P 500 Index Portfolio held the following futures contracts:

		Number of	Market Value	Unrealized
Contracts Purchased	Expiration Date	Contracts	of Contracts	Appreciation
S&P 500 Index Portfolio
S&P 500 E-mini Stock Index Contracts	09/18/06	31	$1,983,070	$28,608

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains.  Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

Security Lending: The Portfolios, except the Money Market Portfolio (the “Portfolios”) have entered into a Securities Lending Agreement (the “Agreement”) with Citibank, N.A. (the “Agent”).  Under the terms of the Agreement, the Portfolios may lend portfolio securities to certain qualified institutions (the “Borrower”) approved by the Board of Directors of the Fund in order to earn additional income.  The Agreement requires that loans are to be collateralized at all times by cash or government and agency securities in an amount at least equal to 102% of the market value of the securities loaned (at least 105% for foreign securities).  The market value of the loaned securities is determined at the close of business each day and any additional required collateral is delivered to the Agent on the next business day. In the event the Borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the Agent, replace the loaned securities.  At June 30, 2006, the Portfolios had securities on loan and collateral invested as follows:

	Market Value of	Market Value of		Market Value of	Market Value of
Portfolio	Loaned Securities	Collateral	Portfolio	Loaned Securities	Collateral
Capital Growth	$37,706,439	$38,852,099	Mid-Cap Value	$11,805,971	$12,212,952
Growth	4,547,061	4,674,498	Small Company	25,926,268	26,706,774
Strategic Growth	16,196,931	16,748,049	Small-Cap Value	13,191,178	13,733,016
S&P 500 Index	41,709,127	43,194,585	International Equity	3,038,059	3,197,178
Value	10,160,963	10,488,149	World Growth Stock	10,023,818	13,400,396
Mid-Cap Growth	8,390,215	8,671,171	High Yield Bond	3,748,540	3,837,608
			Balanced	11,266,988	11,621,454

The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons.  The Portfolio could experience delays and costs in recovering securities loaned or in gaining access to the collateral.  The Agent provides the Portfolio with indemnification against Borrower default.  Aportion of the income generated upon investment of the collateral is remitted to the Borrower and the remainder is allocated between the Portfolio and the Agent.  Income earned from securities lending is reflected on the Statement of Operations as investment income.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise.  If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller’s repurchase agreement.

Expense Offsets: The Company has entered into a commission recapture agreement, under which certain brokers will credit the portfolios a portion of the commissions generated, to offset certain expenses of the portfolios.  For the period ended June 30, 2006, certain portfolios’ expenses were reduced under this agreement.  These amounts are shown as a reduction of total expenses on the Statement of Operations.

NOTE C—INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method. At June 30, 2006, gross unrealized gains and losses were as follows:

			Net Unrealized
Portfolio	Gains	Losses	Gain (Loss)
Capital Growth	$16,818,944	$9,265,426	$7,553,518
Growth	5,761,809	848,915	4,912,894
Strategic Growth	13,757,955	2,529,223	11,228,732
S&P 500 Index	52,762,562	50,490,565	2,271,997
Value	11,239,292	1,809,173	9,430,119
Mid-Cap Growth	3,880,352	662,091	3,218,261
Mid-Cap Value	7,408,808	1,840,705	5,568,103
Small Company	6,657,485	2,716,254	3,941,231
Small-Cap Value	8,420,879	2,689,214	5,731,665
International Equity	3,989,939	2,178,524	1,811,415
World Growth Stock	36,324,542	4,536,692	31,787,850
High Yield Bond	243,094	555,985	(312,891)
Balanced	6,036,797	1,728,977	4,307,820
Money Market	1,135	—	1,135

At June 30, 2006, the Strategic Growth Portfolio, Mid-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio, High Yield Bond Portfolio and Balanced Portfolio had unrealized foreign currency gains of $181, $104, $1,874, $1038, $479 and $212, respectively.

At December 31, 2005, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized gains:

	Capital Loss
	Carryover	Total Loss	Expires	Expires	Expires	Expires	Expires	Expires
Portfolio	Utilized in 2005	Carryover	2007	2008	2009	2010	2011	2013
Capital Growth	$2,862,678	$41,885,755	$—	$—	$1,029,307	$21,059,672	$19,796,776	$—
Growth	4,915,033	24,455,748	—	—	15,186,008	9,269,740	—	—
Strategic Growth	6,979,234	67,434,528	—	—	26,642,548	38,367,688	2,424,292	—
S&P 500 Index	—	15,427,460	—	—	4,856,835	8,927,038	—	1,643,587
Value	4,167,094	—	—	—	—	—	—	—
Mid-Cap Growth	1,480,603	—	—	—	—	—	—	—
Small Company	6,302,523	13,593,261	—	—	—	10,295,148	3,298,113	—
International Equity	4,842,736	8,648,116	—	—	—	7,779,951	868,165	—
High Yield Bond	71,726	3,702,243	190,864	231,394	1,575,068	1,704,917	—	—
Balanced	2,049,611	—	—	—	—	—	—	—
Money Market	—	1	—	—	—	—	—	1

Purchases and sales of investment securities for the period ended June 30, 2006, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

	Cost of Investment	Proceeds from
	Securities	Investment
Portfolio	Purchased	Securities Sold
Capital Growth	$89,585,888	$98,658,599
Growth	25,857,363	28,443,529
Strategic Growth	18,723,719	21,140,205
S&P 500 Index	5,832,765	11,262,108
Value	45,820,990	37,524,981
Mid-Cap Growth	19,939,141	19,836,580
Mid-Cap Value	21,354,303	14,287,901
Small Company	77,179,053	81,994,183
Small-Cap Value	13,666,578	16,834,588
International Equity	77,570,972	35,295,065
World Growth Stock	9,548,333	11,742,468
High Yield Bond	9,107,226	9,635,537
Balanced	13,296,843	15,819,123

NOTE D—DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2006 and 2005 was as follows:

	Distributions Paid in 2006		Distributions Paid in 2005
	Ordinary	Long-term	Ordinary	Long-term
Portfolio	Income	Capital Gains	Income	Capital Gains
Capital Growth	$7,043	$—	$234,799	$—
Growth	143,513	—	—	—
Strategic Growth	196,512	—	417,921	—
S&P 500 Index	3,709,858	—	3,869,517	—
Value	1,014,918	6,818,197	1,052,321	—
Mid-Cap Growth	—	1,107,858	—	—
Mid-Cap Value	1,575,672	3,790,262	1,661,761	3,206,913
Small Company	—	—	—	—
Small-Cap Value	88,612	5,638,491	1,218,212	3,499,489
International Equity	39,149	—	217,411	—
World Growth Stock	2,295,836	9,553,536	1,823,529	2,886,967
High Yield Bond	1,543,710	—	1,480,374	—
Balanced	1,583,002	375,791	1,562,645	—
Money Market	1,814,208	—	481,240	—

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP.  These differences primarily relate to investments in passive foreign investment companies, foreign denominated investments, and real estate investment trusts.  Additionally, timing differences may occur due to wash sale loss deferrals.  As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts.  For tax purposes, short-term capital gains are considered ordinary income.

NOTE E—INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, “JPIA”, a registered investment adviser and wholly owned subsidiary of Jefferson-Pilot Corporation.  Under the agreement, JPIA provides investment management and certain administrative services for the Company.  JPIA has, in turn, retained Wellington Management Company, LLP to provide investment advisory services for the Capital Growth Portfolio, the Mid-Cap Value Portfolio and the Balanced Portfolio; Turner Investment Partners, Inc. to provide investment advisory services for the Growth Portfolio and the Mid-Cap Growth Portfolio; T. Rowe Price Associates, Inc. to provide investment advisory services for the Strategic Growth Portfolio; Mellon Capital Management Corp. to provide investment advisory services for the S&P 500 Index Portfolio; Credit Suisse Asset Management, LLC to provide investment advisory services for the Value Portfolio; Lord, Abbett & Co. LLC to provide investment advisory services for the Small Company Portfolio; Dalton, Greiner, Hartman, Maher & Co. to provide investment advisory services for the Small-Cap Value Portfolio;

Marsico Capital Management, LLC to provide investment advisory services for the International Equity Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World Growth Stock Portfolio; and Massachusetts Financial Services Company to provide investment advisory services for the High Yield Bond Portfolio and the Money Market Portfolio. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

	Capital		Strategic	S&P 500		Mid-Cap	Mid-Cap
	Growth	Growth	Growth	Index	Value	Growth	Value

First $25 Million	.75%	.65%	.80%	.24%	.75%	.90%	1.05%
Next $25 Million	.75%	.65%	.80%	.24%	.75%	.85%	.95%
Next $25 Million	.75%	.65%	.75%	.24%	.75%	.85%	.85%
Next $25 Million	.75%	.65%	.75%	.24%	.70%	.80%	.85%
Next $50 Million	.70%	.65%	.70%	.24%	.70%	.80%	.75%
Next $50 Million	.70%	.60%	.70%	.24%	.65%	.70%	.75%
Next $50 Million	.70%	.60%	.70%	.24%	.60%	.70%	.75%
Next $250 Million	.65%	.55%	.65%	.24%	.60%	.65%	.70%
Next $500 Million	.65%	.55%	.60%	.20%	.60%	.65%	.70%
Over $1 Billion	.60%	.55%	.60%	.16%	.60%	.65%	.70%

	Small	Small-Cap	International	World Growth	High Yield		Money
	Company	Value(1)	Equity	Stock	Bond	Balanced	Market(2)

First $40 Million	.75%	1.30%	1.00%	.75%	.75%	.65%	.40%
Next $10 Million	.75%	1.05%	1.00%	.75%	.75%	.65%	.40%
Next $10 Million	.75%	1.05%	.95%	.75%	.75%	.65%	.40%
Next $40 Million	.75%	.75%	.95%	.75%	.75%	.65%	.40%
Next $50 Million	.70%	.75%	.90%	.75%	.725%	.55%	.35%
Next $50 Million	.70%	.65%	.85%	.75%	.725%	.55%	.35%
Next $50 Million	.65%	.65%	.85%	.65%	.725%	.50%	.35%
Next $250 Million	.65%	.65%	.80%	.65%	.70%	.50%	.30%
Next $500 Million	.625%	.65%	.80%	.60%	.65%	.50%	.30%
Over $1 Billion	.60%	.65%	.80%	.60%	.60%	.50%	.30%

(1) Prior to May 1, 2006, the management fee was 1.30% of the first $40 million average daily net assets, 1.05% of the next $20 million and .75% over $60 million.

(2) Prior to May 1, 2006, the management fee was .50% of the first $50 million average daily net assets, .45% of the next $50 million, .40% of the next $150 million and .30% over $250 million.

Expense Reductions: JPIA maintained an Expense Reimbursement Plan for the fiscal year ended December 31, 2005, whereby JPIA reimbursed the S&P 500 Index Portfolio (the “Portfolio”) to the extent that the Portfolio’s expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceeded 0.28% of the Portfolio’s average daily net assets.

This Plan terminated on December 31, 2005.  According to the Plan, expenses incurred in excess of the expense cap and paid by JPIA were carried over and were reimbursable during any fiscal year in which the Portfolio’s total expense ratio fell below the expense cap.  As of January 1, 2006 the Portfolio is no longer required to reimburse JPIA for the $861,160 in cumulative unreimbursed expenses.

Effective January 1, 2006, JPIA has voluntarily determined to continue to reimburse the Portfolio for expenses to the extent that the Portfolio’s expenses exceed 0.28% of average daily net assets.  This arrangement may be discontinued by JPIA at any time.

NOTE F—SHAREHOLDERS’ TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

	CAPITAL GROWTH PORTFOLIO				GROWTH PORTFOLIO
	For Six Months Ended		Year Ended		For Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005		June 30, 2006		December 31, 2005
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	56,484	$1,295,093	117,451	$2,456,971	60,028	$997,967	287,697	$4,315,193
Shares issued as reinvestment of dividends	306	7,043	12,040	234,799	8,576	143,513
Shares redeemed	(471,226)	(10,694,859)	(1,152,630)	(24,307,186)	(168,483)	(2,804,198)	(584,901)	(8,572,219)
Net decrease	(414,436)	$(9,392,723)	(1,023,139)	$(21,615,416)	(99,879)	$(1,662,718)	(297,204)	$(4,257,026)

	STRATEGIC GROWTH PORTFOLIO				S&P 500 INDEX PORTFOLIO
	For Six Months Ended		Year Ended		For Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005		June 30, 2006		December 31, 2005
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	54,099	$826,204	119,708	$1,680,142	695,267	$6,223,327	2,028,239	$16,915,303
Shares issued as reinvestment of dividends	12,713	196,512	31,562	417,921	412,443	3,709,858	481,261	3,869,517
Shares redeemed	(338,972)	(5,194,589)	(851,558)	(11,964,547)	(1,510,455)	(13,477,724)	(3,774,029)	(31,663,771)
Net decrease	(272,160)	$(4,171,873)	(700,288)	$(9,866,484)	(402,745)	$(3,544,539)	(1,264,529)	$(10,878,951)

	VALUE PORTFOLIO				MID-CAP GROWTH PORTFOLIO
	For Six Months Ended		Year Ended		For Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005		June 30, 2006		December 31, 2005
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	639,645	$14,242,256	332,527	$7,213,182	241,159	$2,864,854	448,539	$4,620,704
Shares issued as reinvestment of dividends	364,009	7,833,115	50,084	1,052,321	93,565	1,107,858
Shares redeemed	(343,716)	(7,626,623)	(628,872)	(13,805,752)	(312,769)	(3,705,268)	(436,904)	(4,278,796)
Net increase (decrease)	659,938	$14,448,748	(246,261)	$(5,540,249)	21,955	$267,444	11,635	$341,908

	MID-CAP VALUE PORTFOLIO				SMALL COMPANY PORTFOLIO
	For Six Months Ended		Year Ended		For Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005		June 30, 2006		December 31, 2005
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	835,235	$11,503,865	447,416	$5,754,565	287,773	$5,320,026	228,650	$3,579,336
Shares issued as reinvestment of dividends	404,392	5,365,934	398,374	4,868,674
Shares redeemed	(305,176)	(4,141,037)	(712,695)	(9,156,187)	(529,158)	(9,574,514)	(575,253)	(8,514,874)
Net increase (decrease)	934,451	$12,728,762	133,095	$1,467,052	(241,385)	$(4,254,488)	(346,603)	$(4,935,538)

	SMALL-CAP VALUE PORTFOLIO				INTERNATIONAL EQUITY PORTFOLIO
	For Six Months Ended		Year Ended		For Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005		June 30, 2006		December 31, 2005
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	129,077	$1,896,680	287,402	$4,100,741	3,727,482	$52,735,238	675,675	$7,286,335
Shares issued as reinvestment of dividends	393,038	5,727,103	353,121	4,717,701	2,948	39,149	22,265	217,411
Shares redeemed	(342,334)	(4,990,015)	(686,102)	(9,699,586)	(570,757)	(7,629,031)	(479,630)	(5,022,374)
Net increase (decrease)	179,781	$2,633,768	(45,579)	$(881,144)	3,159,673	$45,145,356	218,310	$2,481,372

	WORLD GROWTH STOCK PORTFOLIO				HIGH YIELD BOND PORTFOLIO
	For Six Months Ended		Year Ended		For Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005		June 30, 2006		December 31, 2005
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	103,515	$2,903,829	242,607	$6,224,405	222,288	$1,714,560	508,153	$3,987,043
Shares issued as reinvestment of dividends	447,238	11,849,372	191,255	4,710,496	205,488	1,543,710	193,334	1,480,374
Shares redeemed	(304,559)	(8,354,476)	(452,137)	(11,583,328)	(361,868)	(2,811,451)	(754,679)	(5,991,015)
Net increase (decrease)	246,194	$6,398,725	(18,275)	$(648,427)	65,908	$446,819	(53,192)	$(523,598)

	BALANCED PORTFOLIO				MONEY MARKET PORTFOLIO
	For Six Months Ended		Year Ended		For Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005		June 30, 2006		December 31, 2005
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	263,859	$3,697,051	328,195	$4,415,514	5,315,486	$57,927,366	6,164,450	$66,627,267
Shares issued as reinvestment of dividends	139,951	1,958,793	120,368	1,562,645	169,045	1,814,208	44,919	481,240
Shares redeemed	(408,782)	(5,771,432)	(963,004)	(13,021,533)	(3,911,102)	(42,927,277)	(5,568,273)	(60,278,668)
Net increase (decrease)	(4,972)	$(115,588)	(514,441)	$(7,043,374)	1,573,429	$16,814,297	641,096	$6,829,839

NOTE G—CONCENTRATION OF CREDIT RISK
The International Equity and World Growth Stock Portfolios invest in securities of non-U.S. issuers.  Although the Portfolios maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations.  Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At June 30, 2006, the investment allocation by industry for the International Equity Portfolio was as follows:

% of
Industry	Net Assets
Commercial Banks	7.95%
Pharmaceuticals	6.42%
Chemicals	5.92%
Oil & Gas Consumable Fuels	5.61%
Capital Markets	5.47%
Specialty Retail	4.53%
Auto Components	4.00%
Machinery	3.97%
Food & Staples Retailing	3.92%
Beverages	2.98%
Wireless Telecommunication Services	2.96%
Construction Materials	2.87%
Multi-Utilities & Unregulated Power	2.80%
Textiles, Apparel & Luxury Goods	2.67%
Electronic Equipment & Instruments	2.58%
Thrifts & Mortgage Finance	2.58%
Electrical Equipment	2.56%
Real Estate Management & Development	2.55%
Trading Companies & Distributors	2.32%
Automobiles	2.19%
Household Products	2.16%
Communications Equipment	2.13%
Road & Rail	2.00%
Other	12.44%
95.58%

At June 30, 2006, the investment allocation by industry for the World Growth Stock Portfolio was as follows:

% of
Industry	Net Assets
Media	10.10%
Pharmaceuticals	9.03%
Diversified Telecommunication Services	8.63%
Commercial Banks	8.20%
Insurance	6.49%
Oil & Gas Consumable Fuels	5.63%
Industrial Conglomerates	3.90%
Food Products	3.18%
Wireless Telecommunication Services	2.92%
Chemicals	2.71%
Capital Markets	2.59%
Diversified Financial Services	2.54%
Electric Utilities	2.43%
Paper & Forest Products	2.26%
Semiconductors & Semiconductor Equip.	2.11%
Aerospace & Defense	2.07%
Hotels, Restaurants & Leisure	2.05%
Household Durables	2.00%
Other	20.06%
98.90%

NOTE H—ILLIQUID AND RESTRICTED SECURITIES

All of the Portfolios may to some extent purchase certain restricted securities and limited amounts of illiquid securities.  The Portfolios may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer.  The Portfolios do not have the right to demand that such securities be registered.  The Portfolios may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering.  The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors.

At June 30, 2006, the International Equity Portfolio held $195,923 or 0.21% of net assets, the World Growth Stock Portfolio held $621,683 or 0.45% of net assets, the High Yield Bond Portfolio held $4,049,783 or 19.20% of net assets and the Balanced Portfolio held $616,897 or 0.90% of net assets in securities exempt from registration under Rule 144A of the Act.  At June 30, 2006 the Money Market Portfolio held $20,531,271 or 24.53% of net assets in commercial paper exempt from registration under both Rule 144A and Section 4(2) of the Act.

During the period, the Mid-Cap Value Portfolio held restricted securities exempt from registration under Section 4(2) of the Act. These securities, 2,600 shares of TRW Automotive Holdings Corp., were acquired on March 8, 2005 in a private placement directly from the company at a cost of $51,090 and were sold on March 27, 2006 for proceeds of $60,219.  At June 30, 2006, the Mid-Cap Value Portfolio held no restricted securities.

At June 30, 2006, the High Yield Bond Portfolio held $1,133,087 or 5.37% of net assets in illiquid securities.  Illiquid investments may include restricted securities; repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days; certain over-the-counter option contracts and participation interests in loans.  Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

NOTE I—EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions and (2) ongoing costs, including management fees and other Portfolio expenses.  The Example is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES - Table I

Table I below provides information about actual account values and actual expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

TABLE I - EXPENSE EXAMPLES BASED ON ACTUAL TOTAL RETURNS

	Annualized	Beginning	Ending Account	Expenses Paid
Portfolio	Expense Ratios	Account Value	Value	During the Period*
Capital Growth	0.80%	$1,000	$973	$3.91
Capital Growth (w/o expense offsets, Note B)	0.81%	1,000	973	3.96
Growth	0.74%	1,000	1,018	3.70
Growth (w/o expense offsets, Note B)	0.77%	1,000	1,018	3.85
Strategic Growth **	0.89%	1,000	1,008	4.43
S&P 500 Index	0.28%	1,000	1,026	1.41
S&P 500 Index (w/o reimbursement) ***	0.36%	1,000	1,026	1.81
Value	0.83%	1,000	1,044	4.21
Mid-Cap Growth	1.02%	1,000	1,041	5.16
Mid-Cap Growth (w/o expense offsets, Note B)	1.06%	1,000	1,041	5.37
Mid-Cap Value	1.11%	1,000	1,063	5.68
Mid-Cap Value (w/o expense offsets, Note B)	1.12%	1,000	1,063	5.73
Small Company	0.86%	1,000	1,089	4.45
Small Company (w/o expense offsets, Note B)	0.87%	1,000	1,089	4.51
Small-Cap Value	1.33%	1,000	1,022	6.67
Small-Cap Value (w/o expense offsets, Note B)	1.34%	1,000	1,022	6.72
International Equity	1.17%	1,000	1,069	6.00
International Equity (w/o expense offsets, Note B)	1.18%	1,000	1,069	6.05
World Growth Stock **	0.87%	1,000	1,088	4.50
High Yield Bond	1.06%	1,000	1,022	5.32
Balanced **	0.79%	1,000	1,034	3.98
Money Market	0.54%	1,000	1,021	2.71

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Table II

Table II below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolios and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the Table II is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

TABLE I I - HYPOTHETICALEXAMPLE FOR COMPARISON PURPOSES

	Annualized	Beginning	Ending Account	Expenses Paid
Portfolio	Expense Ratios	Account Value	Value	During the Period*
Capital Growth	0.80%	$1,000	$1,021	$4.01
Capital Growth (w/o expense offsets, Note B)	0.81%	1,000	1,021	4.06
Growth	0.74%	1,000	1,021	3.71
Growth (w/o expense offsets, Note B)	0.77%	1,000	1,021	3.86
Strategic Growth **	0.89%	1,000	1,021	4.46
S&P 500 Index	0.28%	1,000	1,024	1.40
S&P 500 Index (w/o reimbursement) ***	0.36%	1,000	1,023	1.81
Value	0.83%	1,000	1,021	4.16
Mid-Cap Growth	1.02%	1,000	1,020	5.11
Mid-Cap Growth (w/o expense offsets, Note B)	1.06%	1,000	1,020	5.31
Mid-Cap Value	1.11%	1,000	1,019	5.56
Mid-Cap Value (w/o expense offsets, Note B)	1.12%	1,000	1,019	5.61
Small Company	0.86%	1,000	1,021	4.31
Small Company (w/o expense offsets, Note B)	0.87%	1,000	1,021	4.36
Small-Cap Value	1.33%	1,000	1,018	6.66
Small-Cap Value (w/o expense offsets, Note B)	1.34%	1,000	1,018	6.71
International Equity	1.17%	1,000	1,019	5.86
International Equity (w/o expense offsets, Note B)	1.18%	1,000	1,019	5.91
World Growth Stock **	0.87%	1,000	1,021	4.36
High Yield Bond	1.06%	1,000	1,020	5.31
Balanced **	0.79%	1,000	1,021	3.96
Money Market	0.54%	1,000	1,022	2.71

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 days (to reflect the one-half-year period).

** Annualized expense ratios and expenses paid during the period for the Strategic Growth, World Growth Stock and Balanced Portfolios were unchanged by expense offsets (See Note B).

*** Jefferson Pilot Investment Advisory Corp. (“JPIA”) has entered into an Expense Reimbursement Plan with the Portfolio.  JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.

MANAGEMENT OF THE FUND	JEFFERSON PILOT VARIABLE FUND, INC.
For the Six Months Ended June 30, 2006 (Unaudited)

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund.  The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios.  Those listed as interested directors are “interested” primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company (“JP”) or its wholly-owned subsidiaries, including the Fund’s issuers, Jefferson Pilot Financial Insurance Company (“JPF”) and Jefferson Pilot LifeAmerica Insurance Company (“JPLA”); the Fund’s investment advisor, Jefferson Pilot Investment Advisory Corp. (“JPIA”); and the Fund’s principal underwriter and distributor, Jefferson Pilot Variable Corp. (“JPVC”).

Name, Age and Address	Position(s)	Length of Service	Principal Occupations

Ronald Angarella (48) One Granite Place Concord, NH 03301	President and Director	10 Years	Sr. Vice President, JP, JPF, JPLA; Chairman, CEO and Director, JPIA, JPVC, Jefferson Pilot Securities Corp. and Hampshire Funding, Inc.

David K. Booth (42) One Granite Place Concord, NH 03301	Vice President	Less than 1 Year	Vice President, JP, JPF and JPLA; President and Director, JPIA, JPVC, Jefferson Pilot Securities Corp. and Hampshire Funding, Inc.

Craig D. Moreshead (38) One Granite Place Concord, NH 03301	Secretary	8 Years	Assistant Vice President and Counsel for JP, JPF and JPLA; Secretary, JPIA, Hampshire Funding, Inc. and JPVC.

John A. Weston (46) One Granite Place Concord, NH 03301	Treasurer and Chief Compliance Officer	14 Years Less than 1 Year	Vice President, JP, JPF and JPLA; Treasurer and Chief Financial Officer, JPVC; Treasurer, JPIA, Jefferson Pilot Securities Corp. and Hampshire Funding, Inc. and Chief Compliance Officer of JPIA.

Alicia K. DuBois (46) One Granite Place Concord, NH 03301	Assistant Treasurer	5 Years	Assistant Treasurer, JPIA; Assistant Vice President, JPF; formerly Senior Mutual Fund Manager and Mutual Fund Accounting Manager, JPF

Michael D. Coughlin (63) One Granite Place Concord, NH 03301	Chairman and Director	17 Years	Owner, Michael D. Coughlin Associates (general management consulting); formerly President of Concord Litho Company, Inc. (printing company)

Elizabeth S. Hager (61) 5 Pleasant View Avenue Concord, NH 03301	Director	17 Years	State Representative, State of New Hampshire; Executive Director, United Way

Thomas D. Rath (61) One Capital Plaza, P.O. Box 1500 Concord, NH 03302	Director	8 Years	Partner, Rath, Young, Pignatelli, P.A.

All Fund directors and officers are elected to an unlimited term of office.

Mr. Angarella is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act.  Mr. Coughlin, Ms. Hager and Mr. Rath are members of the Audit Committee.  Mr. Angarella, Mr. Weston and Ms. Hager are members of the Valuation Committee.

Mr. Boulter retired from JP and resigned as Chief Compliance Officer effective May 31, 2006.  Mr. Weston was elected to this position on June 1, 2006.

Mr. Angarella resigned from JP effective June 30, 2006 and resigned as President and Director of the Fund on July 27, 2006.  Mr. Booth was elected President and Director on July 27, 2006.  Mr. Booth is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act.

The Statement of Additional Information contains additional information about Fund directors and officers and is available free upon request, by calling 1-800-258-3648 ext. 7719.

Approval of Investment Advisory Contracts by the Board of Directors of Jefferson Pilot Variable Fund, Inc.

For the Six Months Ended June 30, 2006 (Unaudited)

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) generally requires that each investment advisory or sub-advisory contract be renewed at least annually by the Board of Directors and by a majority vote of the Directors who are not “interested persons” within the meaning of the 1940 Act.  When considering the renewal of an advisory contract, the Directors are required to review such information as may be reasonably necessary to evaluate the terms of such contract.  The Directors considered such factors as they, in the exercise of their business judgment, deemed relevant.  The types of information considered by the Directors in evaluating an advisory or sub-advisory agreement include the following: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) nature, extent and quality of services provided, (iv) cost of services to be provided and profits to be realized by the investment adviser and its affiliates, (v) the extent to which economies of scale will be realized as Portfolio assets grow, (vi) the financial condition of the adviser or sub-adviser, and (vii) any conflicts of interest or ethical violations.  No one factor was deemed by the Directors to be determinative, and the individual Directors may have given different weight to the various factors and information considered.  In approving each advisory or sub-advisory agreement described below, the Directors were represented by independent legal counsel.  The Directors determined that continuation of the agreements was in the best interests of the Fund and the Fund’s shareholders.

Marsico Capital Management, LLC (International Equity Portfolio)

At an in-person meeting held on January 30, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Marsico Capital Management, LLC and Jefferson Pilot Investment Advisory Corporation and dated May 1, 2003 for the International Equity Portfolio. The Agreement was renewed without any changes.  The renewal was effective April 1, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Marsico, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Marsico.  As part of its review, the Board considered a detailed summary of a due diligence visit at Marsico’s office in Denver, Colorado conducted by JPIAC on December 13, 2005, and JPIAC’s findings thereto.  JPIAC personnel met with the portfolio manager and senior members of the marketing, operations, compliance and legal teams to review their investment process, performance results, and compliance program.  Overall, JPIAC reported that they were satisfied with the visit and there were no significant concerns or issues as a result of the visit.  The Board also considered Marsico’s ownership structure (Marsico is wholly-owned by Bank of America).  Marsico reported that its operation was autonomous from the Bank’s operation.  The Board also considered JPIAC’s statement of satisfaction with the level of service received from Marsico, including personnel and methods of operation.  The Board was satisfied that Marsico had timely filed compliance reports and Manager commentary with the Fund and had been responsive to any concerns raised by JPIAC.

The Board was satisfied with the investment performance of the International Equity Portfolio, which performed reasonably well since Marsico was hired as sub-advisor in May 2003.  In reviewing Marsico’s investment performance, the Board considered that since Marsico took over as sub-advisor on May 1, 2003, the Portfolio exceeded its broad-based benchmark, the MSCI EAFE Index by a slight margin 0.78%.  Marsico also performed well over the short-term, outperforming the MSCI EAFE Index by nearly 6% in 2005.  The Board also considered the Portfolio’s top quintile ranking in its Lipper and Morningstar peer groups for its one year return.  The Board recognized that due to Marsico’s aggressive style of investing and sector allocations that differ significantly from the benchmark, wide dispersions in relative performance are to be expected.  This was the case in 2005, when the Portfolio trailed the benchmark by a wide margin early in the year but finished well ahead as a result of a strong second half.

In reviewing the cost of services provided by Marsico, the Board considered JPIAC’s report which compared Marsico’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Marsico is 0.50% of average net assets, which compares to a median fee of 0.41% at the $100 million asset level for all funds with a similar objective offered through variable products.  Marsico’s fee of .50% is consistent with the fees it charges to other clients with similar scale.  The Board was satisfied that the level of fees charged by Marsico in managing the Portfolio is reasonable in relation to other comparable funds.    The Board considered the profits to be realized by Marsico and its affiliates from the relationship with the Fund.  The Board also considered that JPIAC had recently implemented advisory fee breakpoints above $50 Million, which should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $50.8 Million.)  Marsico disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

T. Rowe Price Associates, Inc. (Strategic Growth Portfolio)

At an in-person meeting held on May 1, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and Jefferson Pilot Investment Advisory Corporation and dated May 1, 2003 for the Strategic Growth Portfolio. The Agreement was renewed without any changes.  The renewal was effective May 1, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by T. Rowe Price, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to T. Rowe Price.  As part of its review, the Board considered a summary of a due diligence visit at T. Rowe Price’s office in Baltimore, Maryland conducted by JPIAC on April 5, 2006, and JPIAC’s findings thereto.  JPIAC personnel met with the Portfolio Manager, Head of Trading, Chief Compliance Officer, Relationship Manager, as well as compliance, marketing, and operations staff.  JPIAC reviewed the firm’s compliance program, investment process and performance results.  Overall, JPIAC reported that they were pleased with the visit and there were no significant concerns or issues raised as a result of the visit.  The Board also considered JPIAC’s statement of satisfaction with the level of service received from T. Rowe Price, including personnel and methods of operation.  The Board was satisfied that T. Rowe Price had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Board was satisfied with the investment performance of the Strategic Growth Portfolio, which performed very well since T. Rowe Price was hired as sub-advisor in May 2003.  JPIAC’s report showed that the Portfolio had outperformed its primary benchmark, the Russell 1000 Growth Index, for the 3-month, 1-year, and 3-year periods.  The Portfolio also performed well versus its Lipper and Morningstar peer groups, as exhibited by its rankings in the top half of both peer groups for these same time periods.  According to the portfolio manager, T. Rowe’s stock selection in Energy stocks as well as a large overweight position in the Financials sector were the largest contributors to the Portfolio’s relative returns for the year.

In reviewing the cost of services provided by T. Rowe Price, the Board considered JPIAC’s report which compared T. Rowe Price’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to T. Rowe Price is currently 0.40% of average net assets.  At a $100 million asset level, T. Rowe Price’s fee will remain at 0.40%, which compares to a median fee of 0.40% for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by T. Rowe Price in managing the Portfolio is reasonable in relation to other comparable funds.  The Board considered the profits to be realized by T. Rowe Price and its affiliates from the relationship with the Fund.  The Board also considered that JPIAC had recently agreed to more beneficial breakpoints above $50 Million, and T. Rowe Price agreed to implement subadvisory fee breakpoints above $250 Million.  These changes took effect on May 1, 2005, and should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $87 Million.)  T. Rowe Price disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Lord Abbett & Co. (Small Company Portfolio)

At an in-person meeting held on January 30, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Lord Abbett & Co. and Jefferson Pilot Investment Advisory Corporation and dated May 1, 1999 for the Small Company Portfolio. The Agreement was renewed without any changes.  The renewal was effective April 1, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Lord Abbett, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Lord Abbett. As part of its review, the Board also considered a detailed summary of a due diligence visit at Lord Abbett’s office in Jersey City, New Jersey conducted by JPIAC on December 2, 2005, and JPIAC’s findings thereto. JPIAC personnel met with the Portfolio Manager, Director of Growth Equities, Director of Quantitative Research, Chief Compliance Officer, several equity analysts on the small-cap growth team, and Client Relations personnel to review investment performance, their investment process, quantitative oversight, and compliance program.  Lord Abbett noted during the visit that they recently hired a new Director of Growth Equities, with the objective of building Lord Abbett’s growth equity products.

In early 2005, Lord Abbett disclosed that they were making several changes to their investment process with the intent of improving performance.  These changes included (i) realigning analysts to specialize in sectors where they can add the most value, (ii) reducing the number of holdings in the portfolio to increase weightings in higher conviction holdings, (iii) leveraging the firm’s quantitative research group, and (iv) reducing portfolio turnover.  The new Director of Growth Equities agreed with all of these proposed changes, except for setting an arbitrary Portfolio turnover target.  Lord Abbett will continue to maintain the flexibility necessary to move quickly in and out of positions without the limitations of a particular turnover objective.  In the past, the Board expressed concern with Lord Abbett’s consistent under performance.  The Board was satisfied that Portfolio performance was much improved in 2005.  For the year, the Portfolio out-performed its primary benchmark, the Russell 2000 Growth Index, by a significant margin.  The Portfolio also far outpaced its Lipper and Morningstar peer groups for the year.  Strong stock selection in Healthcare and Technology stocks were the leading contributors for the year.  The Board was encouraged with the strong results in 2005, albeit recognizing that the Portfolio still trails its benchmark for the 3 and 5-year periods.

The Board also considered JPIAC’s statement of satisfaction with the level of service received from Lord Abbett, including personnel and methods of operation. The Board was satisfied that Lord Abbett had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

In reviewing the cost of services provided by Lord Abbett, the Board considered JPIAC’s report which compared Lord Abbett’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Lord Abbett is 0.50% of average net assets, which compares to a median fee of 0.50% at the $100 million asset level for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Lord Abbett in managing the Portfolio is reasonable in relation to other comparable funds.  The Board considered the profits to be realized by Lord Abbett and its affiliates from the relationship with the Fund.  The Board also considered that JPIAC had recently agreed to lower advisory fee breakpoints above $100 Million, and Lord Abbett agreed to more beneficial subadvisory fee breakpoints above $500 Million.  These changes took effect on May 1, 2005, and should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $70.1 Million.)  Lord Abbett disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Turner Investment Partners, Inc. (Mid-Cap Growth and Growth Portfolios)

At an in-person meeting held on January 30, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreements between Turner Investment Partners, Inc. and Jefferson Pilot Investment Advisory Corporation and dated May 1, 2001 and May 1, 2004 for the Mid-Cap Growth and Growth Portfolios respectively. The Agreements were renewed without any changes.  The renewals were effective April 1, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreements, the Directors considered information provided by Turner, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Turner.  As part of its review, the Board considered a detailed summary of a due diligence visit at Turner’s office in Berwyn, Pennsylvania conducted by JPIAC on December 15, 2005, and JPIAC’s findings thereto.  JPIAC personnel met with the firm’s co-Founder, co-Portfolio Manager, Legal and Compliance Officer, Operations Manager, Administration Manager, and Client Service representatives to review their investment process, performance results, and compliance program.  Overall, JPIAC reported that they were pleased with the results of the meeting and there were no significant concerns or issues raised as a result of the visit.  The Board also considered JPIAC’s statement of satisfaction with the level of service received from Turner, including personnel and methods of operation.  The Board was satisfied that Turner had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

JPIAC’s report showed that the Mid-Cap Growth Portfolio out-performed its primary benchmark, the Russell Midcap Growth Index, for the year by a slight margin.  The Portfolio also out-performed its Lipper and Morningstar peer groups by a wider margin for the year.  Performance was also favorable over the long-term, with the Portfolio out-performing its benchmark and both Lipper and Morningstar peer groups for the 3-year period.  The Mid-Cap Growth Portfolio achieved top quintile peer group rankings from both Lipper and Morningstar for the Portfolio’s 3-year return.  The Board was satisfied with the investment performance of the Portfolio.

The Growth Portfolio has performed exceptionally well since Turner was named subadviser in May, 2004.  For the period from May 1, 2004 through December 31, 2005, the Portfolio out-performed its primary benchmark, the Russell 1000 Growth Index, by over 7.8% annualized.  The Portfolio out-performed the benchmark as well as its Lipper and Morningstar peer groups by a wide margin during 2005.  Positions in the Energy and Utilities sectors were the leading contributors for the year.  At the time of the Board’s review, the Growth Portfolio was ranked in the top quartile of its Lipper and Morningstar peer groups for its one-year return.  The Board agreed with JPIAC’s positive assessment of the Portfolio’s investment performance.

In reviewing the cost of services provided by Turner for the Mid-Cap Growth Portfolio, the Board considered JPIAC’s report which compared Turner’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Turner is 0.60% of average net assets, which compares to a median fee of 0.45% at the $100 million asset level for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Turner in managing the Mid-Cap Growth Portfolio is reasonable in relation to other comparable funds.  The Board considered the profits to be realized by Turner and its affiliates from the relationship with the Fund.  The Board also considered that JPIAC had recently agreed to add advisory fee breakpoints above $25 Million, and Turner had agreed to more beneficial subadvisory fee breakpoints above $150 Million.  These changes took effect on May 1, 2005, and should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $27 Million.).

In reviewing the cost of services provided by Turner for the Growth Portfolio, the Board considered JPIAC’s report which compared Turner’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Turner is 0.46% of average net assets.  This compares to a median fee of 0.43% at the $100 million asset level for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Turner in managing the Growth Portfolio is reasonable in relation to other comparable funds.  The Board considered the profits to be realized by Turner and its affiliates from the relationship with the Fund.  The Board also considered that JPIAC had recently agreed to implement breakpoints above $150 Million, and Turner had agreed to additional subadvisory fee breakpoints above $150 Million.  These changes took effect on May 1, 2005, and should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $42 Million.).

Turner disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Credit Suisse Asset Management, LLC (Value Portfolio)

At an in-person meeting held on May 1, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Credit Suisse Asset Management, LLC and Jefferson Pilot Investment Advisory Corporation and dated July 6, 1999 for the Value Portfolio. The Agreement was renewed without any changes.  The renewal was effective May 1, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Credit Suisse, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Credit Suisse.  As part of its review, the Board considered a detailed summary of a due diligence visit at Credit Suisse’s office in New York, New York, conducted by JPIAC on March 26, 2006.  JPIAC personnel met with the Portfolio Managers, Director of US Equity Trading, Compliance Managers, and Relationship Managers.  JPIAC’s report reviewed the firm’s investment process, performance results, and compliance program.  The report discussed Credit Suisse’s research approach, which combines quantitative and fundamental screening techniques to identify stocks for inclusion in portfolios.  In addition, the Board considered JPIAC’s report of Credit Suisse’s recent major restructuring to align all functions into one of three strategic divisions: Asset Management, Private Banking, and Investment Banking.  The Board also considered JPIAC’s statement of satisfaction with the level of service received from Credit Suisse, including personnel and methods of operation.  The Board was satisfied that Credit Suisse had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Value Portfolio has under-performed its primary benchmark, the Russell 1000 Value Index, in all recent periods.  The Portfolio has also trailed its Lipper and Morningstar peer groups for the 1, 3, and 5-year periods.  As a result the Portfolio is currently ranked below average in its peer groups for these periods. However, as recently as December 31, 2005, the Portfolio was ranked in the top two quintiles of its Morningstar peer groups for its 1, 3, 5 and 10-year periods. Credit Suisse attributed the Portfolio’s recent under-performance to an increase in the markets tolerance for risk in early 2006.  Credit Suisse is a conservative value manager, focused on finding value in out of favor companies that generate strong cash flows from operations and have strong management.  They expect to out-perform in down markets and under-perform in rising markets, and their results have consistently validated this expectation.  Despite the recent under-performance, the Board concurred with JPIAC’s assessment that Credit Suisse’s disciplined investment process and highly experienced investment team will lead to out-performance over the long-term.

In reviewing the cost of services provided by Credit Suisse, the Board considered JPIAC’s report which compared Credit Suisse’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Credit Suisse is currently at 0.49% of average net assets.  At a $100 million asset level, Credit Suisse’s fee will remain at 0.49%, which compares to a median fee of 0.40% for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Credit Suisse in managing the Portfolio is reasonable in relation to other comparable funds. The Board considered the profits to be realized by Credit Suisse and its affiliates from the relationship with the Fund.  The Board also considered that JPIAC had recently agreed to more beneficial advisory fee breakpoints above $75 Million, and Credit Suisse had agreed to more beneficial subadvisory fee breakpoints above $75 Million.  These changes took effect on May 1, 2005, and should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $84 Million.)  Credit Suisse disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Wellington Management Company, LLP (Mid-Cap Value, Capital Growth and Balanced Portfolios)

At an in-person meeting held on May 1, 2006, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreements between Wellington Management Company, LLP and Jefferson Pilot Investment Advisory Corporation and dated May 1, 2001, May 1, 2004, and May 1, 2004 for the Mid-Cap Value, Capital Growth, and Balanced Portfolios respectively. The Agreements were renewed without any changes.  The renewals were effective May 1, 2006 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Wellington, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Wellington.  As part of its review, the Board considered a detailed summary of a due diligence visit at Wellington’s offices in Boston, Massachusetts and Radnor, Pennsylvania, conducted by JPIAC on March 6-7, 2006, and JPIAC’s findings thereto.  JPIAC met with the Portfolio Managers, Compliance Managers, Managing Partner, Mid-Value Analyst team members, Equity Product Manager, and Relationship Managers.  JPIAC reported on its review of Wellington’s compliance program, investment process and performance results.  JPIAC’s report emphasized that it continued to be impressed with Wellington’s organization, investment professionals, investment process and client service.  The Board concurred with JPIAC’s assessment of Wellington’s superior organization and culture, which emphasizes “client, firm then self”.   The Board also considered JPIAC’s statement of satisfaction with the level of service received from Wellington, including personnel and methods of operation.  The Board was satisfied that Wellington had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Board considered that the investment performance of the Mid-Cap Value Portfolio has been mixed, depending on the particular benchmark used for comparison.  The Portfolio has trailed the Russell 2500 Value Index for the 3-month, 1-year and 3-year periods by sizeable margins.  This is primarily due to the Index’s very heavy allocation to Financial stocks, which experienced strong gains during the period.  Compared to its peers, the Portfolio has performed exceptionally well.  The Mid-Cap Value Portfolio has out-performed both the Lipper and Morningstar peer groups for the 3-month, 1-year, and 3-year time periods.  As a result, the Portfolio is now ranked in the top quintile of both peer groups for its returns during these time periods.  and its Lipper peer group for the year ended March 31, 2005.  Despite the Portfolio’s recent under-performance compared to the Russell 2500 Value Index, the Board was pleased with the Portfolio’s strong performance relative to its peers and with the current management team.

For the 12 months ended March 31, 2006, the Capital Growth Portfolio out-performed its primary benchmark, the Russell 1000 Growth Index, by a substantial margin.  During this same period, the Portfolio out-performed its Lipper peer group while performing generally in line with its Morningstar peer group.  The strong results relative to the benchmark were driven primarily by positions in the Financials and Energy sectors.  Since Wellington was named subadviser in May 2004, the Portfolio has performed in line with its benchmark.  Overall, the Board was pleased with the investment performance of the Capital Growth Portfolio.

The Balanced Portfolio trailed the Blended Benchmark (65% Russell 1000 Value Index / 35% Lehman Brothers Aggregate Bond) for the 12-month period ending March 31, 2006 by a slight margin.  The Portfolio also trailed its Lipper and Morningstar peer groups for the year by 0.86% and 0.93% respectively.  Over this period, the equity portion of the Portfolio narrowly out-performed the Russell Index, while the fixed income portion trailed the Lehman Brothers Index as a result of sector allocation decisions.  Since Wellington was named subadviser in May 2004, the Balanced Portfolio has trailed the Blended Benchmark by 1.51%. The Board considered, however, that over the long-term Wellington’s investment strategy has out-performed the Blended Benchmark on a consistent basis. Despite the recent under-performance, the Board agreed with JPIAC’s assessment that Wellington’s disciplined investment process and highly experienced investment team would lead to out-performance over the long-term.

In reviewing the cost of services provided by Wellington for the Mid-Cap Value Portfolio, the Board considered JPIAC’s report which compared Wellington’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Wellington is currently 0.70%.  At a $100 million asset level, Wellington’s fee will drop to 0.625%, which compares to a median fee of 0.45% for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Wellington in managing the Mid-Cap Value Portfolio is reasonable considering the quality and nature of the services provided.  The Board considered the profits to be realized by Wellington and its affiliates from the relationship with the Fund. The Board also considered that JPIAC had recently agreed to implement breakpoints above $25 Million, which should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $48 Million.)

In reviewing the cost of services provided by Wellington for the Capital Growth Portfolio, the Board considered JPIAC’s report which compared Wellington’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Wellington is currently 0.43%.  At a $250 million asset level, Wellington’s fee will be 0.42%, which compares to a median fee of 0.40% for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Wellington in managing the Capital Growth Portfolio is reasonable considering the quality and nature of the services provided.  The Board considered the profits to be realized by Wellington and its affiliates from the relationship with the Fund.  The Board also considered that JPIAC had recently agreed to implement additional breakpoints above $250 Million, which should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $174 Million.)

In reviewing the cost of services provided by Wellington for the Balanced Portfolio, the Board considered JPIAC’s report which compared Wellington’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Wellington is currently 0.45%.  At a $100 million asset level, Wellington’s fee will remain 0.45%, which compares to a median fee of 0.36% for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Wellington in managing the Balanced Portfolio is reasonable considering the quality and nature of the services provided.  The Board considered the profits to be realized by Wellington and its affiliates from the relationship with the Fund.  The Board also considered that breakpoints have been negotiated into Wellington’s subadvisory fee schedule, which will bring the fees closer to the median as assets increase.  The Board also considered that JPIAC had recently agreed to implement advisory fee breakpoints above $100 Million, which should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $68 Million.)

Wellington disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Information on Proxy Voting

A description of the policies and procedures that the Jefferson Pilot Variable Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-258-3648.  It is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available, without charge, upon request by calling 1-800-258-3648 and on Jefferson Pilot Financial’s website www.jpfinancial.com.  It is also available on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-258-3648 and on Jefferson Pilot Financial’s website www.jpfinancial.com.

Item 2 – Code of Ethics

This disclosure is not required for the Semi-annual report filing.

Item 3 – Audit Committee Financial Expert

This disclosure is not required for the Semi-annual report filing.

Item 4 – Principal Accountant Fees and Services

This disclosure is not required for the Semi-annual report filing.

Item 5 – Audit Committee of Listed Registrants

This disclosure is not applicable to the Registrant.

Item 6 – Schedule of Investments

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10 – Submission of Matters to a Vote of Security Holders

The Registrant does not currently have in place procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 11 – Controls & Procedures

a)     The Registrant’s President and Treasurer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant was recorded, processed, summarized, and reported timely.

b)    The Registrant’s President and Treasurer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

a)     (1)      This disclosure is not required for the Semi-annual report filing.

(2)       Separate certifications by the President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.

(3)       This disclosure is not applicable to the Registrant, as it is an open-end investment company.

b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jefferson Pilot Variable Fund, Inc.

By	\s\ David K. Booth
David K. Booth
President
Date:	August 14, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ David K. Booth
David K. Booth
President
Date:	August 14, 2006

By	\s\ John A. Weston
John A. Weston
Treasurer
Date:	August 14, 2006